Exhibit A to Commitment Letter

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                            FORM OF



           REVOLVING CREDIT AND GUARANTY AGREEMENT

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                             Among



                   [BRADLEES STORES, INC.],

                         as Borrower,

                         -----------



                      [BRADLEES, INC.],



           [BRADLEES ADMINISTRATIVE CO., INC.],



                             and



              EACH OF THE SUBSIDIARIES OF

               THE BORROWER NAMED HEREIN,

                  each as a Guarantor,

                  -------------------



               THE LENDERS PARTY HERETO,



                   BANKBOSTON, N.A.,

       as Administrative Agent and as Issuing Bank,

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              BANKBOSTON RETAIL FINANCE, INC.,

                    as Collateral Agent,

                    -------------------

            THE CIT GROUP/BUSINESS CREDIT INC.



                         and



       CONGRESS FINANCIAL CORPORATION (NEW ENGLAND),

                  each as Co-Agent



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     Dated as of                      , 199

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                        TABLE OF CONTENTS



                                                             Page

INTRODUCTORY STATEMENT                                          1



I.  DEFINITIONS  .............................................. 2

    SECTION 1.01.Defined Terms  ............................. 2

    SECTION 1.02.Terms Generally  .......................... 16



II.  AMOUNT AND TERMS OF CREDIT  ............................. 16

     SECTION 2.01.Commitment of the Lenders	  ............... 16

     SECTION 2.02.Letters of Credit  ....................... 17

     SECTION 2.03.Making of Loans	  ......................... 19

     SECTION 2.04.Notes; Repayment of Loans	  ............... 20

     SECTION 2.05.Interest on Loans  ....................... 21

     SECTION 2.06.Default Interest  ........................ 21

     SECTION 2.07.Optional Termination or Reduction of

       Commitments  .......................................... 21

     SECTION 2.08.Alternate Rate of Interest  .............. 22

     SECTION 2.09. Refinancing of Loans  .................... 22

     SECTION 2.10.Mandatory Prepayment; Commitment

       Termination; Cash Collateral	  .........................
23

     SECTION 2.11.Optional Prepayment of Loans;

       Reimbursement of Lenders  ............................. 23

     SECTION 2.12. Maintenance of Loan Account; Statements

       of Account  ........................................... 24

     SECTION 2.13. Cash Receipts  ........................... 25

     SECTION 2.14.Application of Payments  ................. 26

     SECTION 2.15. Increased Costs	   ........................ 27

     SECTION 2.16.Change in Legality  ...................... 28

     SECTION 2.17.Payments; No Setoff  ..................... 29

     SECTION 2.18.Taxes	  ................................... 29

     SECTION 2.19.Certain Fees  ............................ 31

     SECTION 2.20.Unused Commitment Fee  ................... 31

     SECTION 2.21.Letter of Credit Fees  ................... 32

     SECTION 2.22.Nature of Fees  .......................... 32

     SECTION 2.23.Security Interest  ....................... 32

     SECTION 2.24.Right of Set-Off  ........................ 32

     SECTION 2.25.Security Interest in Deposit Accounts  ... 32

     SECTION 2.26.Payment of Obligations  .................. 33



III.  REPRESENTATIONS AND WARRANTIES  ........................ 33

     SECTION 3.01.Organization and Authority  .............. 33

     SECTION 3.02.Due Execution  ........................... 33

     SECTION 3.03.Statements Made  ......................... 34

     SECTION 3.04.Ownership  ............................... 34

     SECTION 3.05.Financial Statements  .................... 34

     SECTION 3.06.Liens  ................................... 34

     SECTION 3.07.Compliance with Law  ..................... 35

     SECTION 3.08.Insurance  ............................... 35

     SECTION 3.09.The Confirmation Order  .................. 36

     SECTION 3.10.Use of Proceeds	  ........................  36

     SECTION 3.11.Store Locations; Bank Accounts; Inventory  36

     SECTION 3.12.Litigation and Claims  ................... 37

     SECTION 3.13.Material Adverse Change  ................. 37

     SECTION 3.14.Payment of Obligations  .................. 37

     SECTION 3.15. Taxes and Tax Returns  ................... 37

     SECTION 3.16. Franchises, Licenses, Permits, Leases,

       Patents, Copyrights, Trademarks, and Trade Names  ..... 37

     SECTION 3.17. Labor Matters  ........................... 38

     SECTION 3.18.ERISA  ................................... 38

     SECTION 3.19.Accounts Receivable Financing  ........... 39

     SECTION 3.20.Investment Company; Holding Company  ..... 39



IV.  CONDITIONS OF LENDING  .................................. 39

     SECTION 4.01.Conditions Precedent to Initial Loans

       and Initial Letters of Credit  ........................ 39

     SECTION 4.02.Conditions Precedent to Each Loan and

       Each Letter of Credit  ................................ 44



V.  AFFIRMATIVE COVENANTS  ................................... 45

    SECTION 5.01.Financial Statements, Reports, etc  ....... 45

    SECTION 5.02.Corporate Existence  ...................... 47

    SECTION 5.03.Insurance  ................................ 47

    SECTION 5.04.Obligations and Taxes  .................... 48

    SECTION 5.05.Notice of Event of Default, etc  .......... 48

    SECTION 5.06.Borrowing Base Certificate  ............... 48

    SECTION 5.07.Access to Books and Records; Inspections  . 48

    SECTION 5.08.Fees  ..................................... 49

    SECTION 5.09.Projections; Business Plan  ............... 49

    SECTION 5.10.ERISA  .................................... 49

    SECTION 5.11.Environmental and Other Matters  .......... 49

    SECTION 5.12.Maintain Cash Concentration System  ....... 50

    SECTION 5.13.Maintain Security Interest  ............... 50

    SECTION 5.15.Collateral Access Agreements  ............. 50

    SECTION 5.15.Inventory  ................................ 50

    SECTION 5.16.Further Assurances  ....................... 50



VI.  NEGATIVE COVENANTS  ..................................... 50

     SECTION 6.01.Liens  ................................... 51

     SECTION 6.02.Merger, etc  ............................. 51

     SECTION 6.03.Indebtedness  ............................ 51

     SECTION 6.04.Capital Expenditures  .................... 51

     SECTION 6.05.EBITDA  .................................. 51

     SECTION 6.06.Accounts Payable to Inventory Ratio  ..... 51

     SECTION 6.07.Debt Coverage Ratio  ..................... 52

     SECTION 6.08.Guarantees and Other Liabilities  ........ 52

     SECTION 6.09.Dividends; Capital Stock  ................ 52

     SECTION 6.10.Transactions with Affiliates  ............ 52

     SECTION 6.11.Investments, Loans and Advances  ......... 52

     SECTION 6.12.Disposition of Assets  ................... 53

     SECTION 6.13.Nature of Business  ...................... 53

     SECTION 6.14.Conflicting Agreements, Orders or Actions  53



VII.  EVENTS OF DEFAULT  ..................................... 53

     SECTION 7.01.Events of Default  ....................... 53

     SECTION 7.02.When Continuing  ......................... 56



VIII.  THE AGENTS  ........................................... 57

     SECTION 8.01.Administration by Administrative Agent  .. 57

     SECTION 8.02.The Collateral Agent  .................... 57

     SECTION 8.03.Advances and Payments  ................... 57

     SECTION 8.04.Sharing of Excess Payments  .............. 57

     SECTION 8.05.Agreement of Required Lender  .......... 58

     SECTION 8.06.Liability of Agents  ..................... 58

     SECTION 8.07.Reimbursement and Indemnification  ....... 59

     SECTION 8.08.Rights of Agents  ........................ 59

     SECTION 8.09.Independent Lenders and Issuing Bank  .... 59

     SECTION 8.10.Notice of Transfer  ...................... 59

     SECTION 8.11.Successor Administrative Agent and

       Collateral Agent  ..................................... 59

     SECTION 8.12.Reports and Financial Statements  ........ 60



IX.  GUARANTY  ............................................... 60

     SECTION 9.01.Guaranty  ................................ 60

     SECTION 9.02.No Impairment of Guaranty  ............... 61

     SECTION 9.03.Subrogation  ............................. 61

     SECTION 9.04.Credit Agreement  ........................ 62

     SECTION 9.05.Maximum Guaranteed Amount  ............... 62



X.  MISCELLANEOUS  ........................................... 62

     SECTION 10.01.Notices  ................................ 62

     SECTION 10.02. Survival of Agreement, Representations

       and Warranties, etc.  ................................. 62

     SECTION 10.03.Successors and Assigns  ................. 63

     SECTION 10.04.Confidentiality  ........................ 65

     SECTION 10.05.Expenses; Documentary Taxes  ............ 65

     SECTION 10.06.Indemnity  .............................. 66

     SECTION 10.07. CHOICE OF LAW  .......................... 66

     SECTION 10.08.No Waiver  .............................. 66

     SECTION 10.09. Extension of Maturity  .................. 66

     SECTION 10.10.Amendments, etc.  ....................... 67

     SECTION 10.11.SUBMISSION TO JURISDICTION; WAIVER  ..... 68

     SECTION 10.12.Severability  ........................... 68

     SECTION 10.13.Headings  ............................... 68

     SECTION 10.14.Execution in Counterparts  .............. 68

     SECTION 10.15.Prior Agreements  ....................... 68

     SECTION 10.16.Further Assurances  ..................... 69

     SECTION 10.17.WAIVER OF JURY TRIAL  ................... 69





                           ANNEXES



Annex A               Commitment Amounts





                             EXHIBITS



Exhibit A1          Form of Borrowing Base Certificate (Weekly)

Exhibit A2          Form of Borrowing Base Certificate (Monthly)

Exhibit B1          Form of Note

Exhibit B2          Form of Agent Advance Note

Exhibit C           Form of Confirmation Order

Exhibit D           Forms of Opinions of Counsel to the Borrower

Exhibit E           Form of Security Agreement

Exhibit F           Form of Pledge Agreement

Exhibit G           Form of Trademark Security Agreement



                        SCHEDULES



Schedule 2.13         Cash Deposit Procedures

Schedule 3.01         Jurisdictions of Qualification

Schedule 3.04         Subsidiaries

Schedule 3.06A        Pre-Filing Liens

Schedule 3.06B        Post-Filing Liens

Schedule 3.11(a)      Location of Stores, Warehouses and

                      Distribution Centers (InventoryLocations)

Schedule 3.11(b)      Bank Accounts and Cash Baskets

Schedule 3.11(c)      Assets of Guarantors

Schedule 3.12         Claims

Schedule 3.15         Taxes and Tax Returns

Schedule 3.18         ERISA Plans

Schedule 4.01(q)      Closing Documents List

Schedule 5.01(e)      Required Reports

Schedule 6.07         Existing Contingent Obligations

Schedule 6.12         Closing Stores

Schedule 7.01(f)      Excepted Foreclosures



          REVOLVING CREDIT AND GUARANTY AGREEMENT





     REVOLVING CREDIT AND GUARANTY AGREEMENT (as amended,
supplemented or otherwise modified from time to time, this
"AGREEMENT"), dated as of         , 199 , among BRADLEES STORES,

                          --------     -

INC., a Massachusetts corporation (the "BORROWER"), BRADLEES, INC., a Massachusetts corporation ("BI"), BRADLEES ADMINISTRATIVE CO., INC., a Massachusetts corporation ("BAC"), and each of the other guarantors listed in Schedule 3.04 (together with BI and BAC, each a "Guarantor" and collectively, the "GUARANTORS"), the Lenders named on Annex A hereto and each other Person from time to time party hereto as a Lender, BANKBOSTON, N.A., a national banking association ("BBNA"), as the issuer of Letters of Credit (in such capacity, together with any successor issuer of Letters of Credit hereunder, the "ISSUING BANK") and as administrative agent for the Issuing Bank, the Collateral Agent and the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), BANKBOSTON RETAIL FINANCE, INC., a subsidiary of BBNA ("BBRF"), as collateral agent (in such capacity, the "COLLATERAL AGENT"), and THE CIT GROUP/BUSINESS CREDIT, INC. and CONGRESS FINANCIAL CORPORATION (NEW ENGLAND), each as co-agents (collectively, the "CO-AGENTS").



                      INTRODUCTORY STATEMENT



     On June 23, 1995, the Borrower and the Guarantors filed voluntary petitions with the Bankruptcy Court, each initiating a case under Chapter 11 of the Bankruptcy Code (the cases of the Borrower and the Guarantors, each a "CASE" and collectively, the "CASES"), and have continued in the possession of their assets and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code. The Borrower and Guarantors currently are parties to a $250,000,000 debtor-in-possession Revolving Credit and Guaranty Agreement (as amended, the "EXISTING CREDIT FACILITY"), dated as of December 23, 1997, with the Lenders, the Issuing Bank, the Administrative Agent, the Co-Agents and the Collateral Agent.



     The Borrower has applied to the Lenders and the Issuing Bank for a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $250,000,000, all of the Borrower's obligations under which are to be guaranteed by the Guarantors and secured by substantially all assets (other than Real Property) of the Borrower.



     The extensions of credit hereunder will be used, first, to repay in full all amounts outstanding under the Existing Credit Facility and thereafter to provide working capital for and to finance Inventory purchases by the Borrower and otherwise for general corporate purposes.



     Accordingly, the parties hereto hereby agree as follows:



                     I.  DEFINITIONS



     SECTION 1.01.DEFINED TERMS.



     As used in this Agreement, the following terms shall have the meanings specified below:



     "ABR LOAN" shall mean any Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.



     "ACCOUNTS PAYABLE" shall mean amounts owing by the Borrower on open account to creditors for purchases of goods and services, determined on a consolidated basis pursuant to GAAP.



     "ADJUSTED LIBOR RATE" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the quotient of (a)the LIBOR Rate in effect for such Interest Period divided by (b)a percentage (expressed as a decimal) equal to 100% minus Statutory Reserves.



     "AFFILIATE" shall mean, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person. For purposes of this definition, a Person (a "CONTROLLED PERSON") shall be deemed to be "controlled by" another Person (a "CONTROLLING PERSON") if the Controlling Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of the Controlled Person whether by contract or otherwise.



     "AGENT ADVANCE" shall mean a Loan made by the Administrative Agent to the Borrower pursuant to Section 2.03(c) hereof.



     "AGENTS" shall mean the Administrative Agent and the Collateral Agent.



     "AGREEMENT" shall mean this Revolving Credit and Guaranty
Agreement, as the same may from time to time be amended, modified or supplemented.



     "ALTERNATE BASE RATE" shall mean, for any day, the higher of (a)the annual rate of interest then most recently announced by BBNA at its head office in Boston, Massachusetts as its "Base Rate" and (b)the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% (0.50%) per annum. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations thereof in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in BBNA's Base Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in BBNA's Base Rate or the Federal Funds Effective Rate, respectively.



     "ASSIGNMENT AND ACCEPTANCE" shall mean an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in a form supplied by the Administrative Agent.



     "BANKRUPTCY CODE" shall mean The Bankruptcy Reform Act of
1978, codified as 11 U.S.C. Section 101 et seq., as heretofore and hereafter amended from time to time, and any successor act or statute.



     "BANKRUPTCY COURT" shall mean the United States Bankruptcy
Court for the Southern District of New York, or any other court having jurisdiction over the Cases.



     "BBNA CONCENTRATION ACCOUNT" shall have the meaning set forth in Section 2.13(a).



     "BBNA DISBURSEMENT ACCOUNTS" shall have the meaning set forth in Section 2.13(d).



     "BLOCKED ACCOUNT AGREEMENTS" has the meaning set forth in
Section 2.13(a).



     "BLOCKED ACCOUNT BANKS" shall mean the banks with whom the Borrower has entered into Blocked Account Agreements.



     "BLOCKED ACCOUNTS" shall have the meaning set forth in
Section 2.13(a).



     "BOARD" shall mean the Board of Governors of the Federal
Reserve System of the United States.



     "BORROWING" shall mean the incurrence of Loans of a single Type made from all the Lenders on a single date and having, in the case of Eurodollar Loans, a single Interest Period (with any ABR Loan made pursuant to Section 2.16 being considered a part of the related Borrowing of Eurodollar Loans).



     "BORROWING BASE" shall mean, on any day, an amount equal to
(a)60% of the then Loan Value of the then Eligible Receivables, PLUS (b) the Exit Base Advance Rate multiplied by the then Loan Value of Eligible Inventory and (without duplication) the Exit Base Advance Rate multiplied by the then Loan Value of the then applicable Eligible LC Inventory Sublimit PLUS (c) the Overadvance Amount, if any, MINUS (d) the then amount of all Borrowing Base Reserves.



     "BORROWING BASE CERTIFICATE" shall mean a certificate substantially in the form of Exhibit A1 or, in the case of the first Borrowing Base Certificate that is delivered after the close of each of the Borrower's fiscal months, Exhibit A2 (in each case with such changes therein as may be required by the Administrative Agent to reflect the components of, and reserves against, the Borrowing Base as provided for hereunder from time to time), executed and certified by a Financial Officer of the Borrower, which shall include appropriate exhibits and schedules as referred to therein.



     "BORROWING BASE RESERVES" shall mean such reserves against the Borrowing Base as the Administrative Agent from time to time may elect, in its reasonable discretion and on 7 days' notice to the Borrower, to apply for purposes of determining the Borrowing Base on account of any matter, contingency or risk which the Administrative Agent may in good faith deem potentially material to the prospect of payment of the Credit Extensions, including (by way solely of illustration and without in any manner limiting the Administrative Agent's right to apply a reserve on account of any other matter, contingency or risk, whether similar or not) such items as the Customer Credits Reserve.



     "BREAKAGE COSTS" shall have the meaning set forth in
Section 2.11(b).



     "BSI" shall mean BancBoston Securities Inc.



     "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which banks in the States of New York or Massachusetts are required or permitted to close (and, for a Letter of Credit, other than a day on which the bank issuing such Letter of Credit is closed); PROVIDED, HOWEVER, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits on the London interbank market.



     "BUSINESS PLAN" shall mean a three year business plan
prepared by the Borrower, dated                  , setting forth

                                ----------------

the business objectives for the Borrower and the Guarantors for
the      ,        and        fiscal years, which plan includes,

    -----  ------     ------

among other things: for the first fiscal year, a monthly, and for the following two fiscal years, a yearly (i)balance sheet,
(ii)income statement, and (iii)statement of cash flows.



     "CAPITAL EXPENDITURES" shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities during such period and excluding that portion of Capitalized Leases which is capitalized on the consolidated balance sheet of the Borrower and the Guarantors) by the Borrower and the Guarantors during such period that, in conformity with GAAP, are required to be included in or reflected by the property, plant, equipment or intangibles or similar fixed asset accounts reflected in the consolidated balance sheet of the Borrower and the Guarantors net of cash amounts received during such period in reimbursement of Capital Expenditures made by the Borrower and the Guarantors, excluding interest capitalized during construction, by the Borrower and the Guarantors during such period that, in conformity with GAAP, are required to be included in or reflected by the property, plant, equipment or intangibles or similar fixed asset accounts reflected in the consolidated balance sheet of the Borrower and the Guarantors (including equipment which is purchased simultaneously with the trade-in of existing equipment owned by the Borrower or any of the Guarantors to the extent of the gross amount of such purchase price less the book value of the equipment being traded in at such time), but excluding expenditures made in connection with the replacement or restoration of assets to the extent reimbursed or financed from insurance proceeds paid on account of the loss of or the damage to the assets being replaced or restored, or from awards of compensation arising from the taking by condemnation or eminent domain of such assets being replaced.



     "CAPITALIZED LEASE" shall mean, as applied to any Person, any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.



     "CASES" shall have the meaning set forth in the introductory paragraph to this Agreement.



     "CASH COLLATERAL ACCOUNT" shall mean an interest-bearing account established by the Borrower with the Administrative Agent at BBNA under the sole and exclusive dominion and control of the Administrative Agent at the office of BBNA at 100 Federal Street, Boston, Massachusetts 02110 designated as the "Bradlees Stores, Inc. Cash Collateral Account" that shall be used solely for the purposes set forth in Sections 2.02, 2.10(a) and 2.14.



     "CASH RECEIPTS" shall have the meaning set forth in Section
2.13(a).



     "CLOSING DATE" shall mean the date on which this Agreement has been executed and the conditions precedent to the making of the initial Loans set forth in Sections 4.01 and 4.02 have been satisfied or waived in writing by the Administrative Agent, the Issuing Bank, the Collateral Agent and the Required Lenders, which date shall occur on or within one (1) Business Day after the Plan Effective Date.



     "CLOSING DOCUMENTS LIST" shall mean the list of required closing documents attached hereto as Schedule4.01(q).



     "CODE" shall mean the Internal Revenue Code of 1986, as amended.



     "COLLATERAL" shall mean any and all assets, properties, and rights of the Borrower pledged from time to time pursuant hereto or to the Security Documents as security for the Obligations, which shall include, without limitation, substantially all assets, properties and rights of the Borrower (other than Real Property) and all proceeds thereof.



     "COLLATERAL ACCESS AGREEMENTS" shall mean any landlord waivers, mortgagee waivers, bailee letters or any similar acknowledgment agreements of any warehouseman or processor in possession of Inventory of the Borrower or any Guarantor, in form and substance satisfactory to the Collateral Agent.



     "COMMITMENT" shall mean, with respect to each Lender, the aggregate commitment of such Lender hereunder in the amount set forth opposite its name on Annex A hereto or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to Section 2.07.



     "COMMITMENT FEE" shall have the meaning set forth in
Section 2.20.



     "COMMITMENT PERCENTAGE" shall mean at any time, with respect to each Lender, the percentage obtained by dividing its Commitment at such time by the Total Commitment at such time.



     "CONFIRMATION ORDER" means an order of the Bankruptcy Court confirming the Plan of Reorganization pursuant to sections 1128 and 1129 of the Bankruptcy Code.



     "CREDIT CARD OBLIGOR" shall mean any of National Bancard Corporation, Novus Services, Inc., American Express Travel Related Services Company, Inc. and Citicorp Retail Services, Inc., and any other Person acceptable to the Administrative Agent in its sole discretion, provided that each of the above entities and each such other Person has executed and delivered to the Administrative Agent a Payment Direction Agreement with respect to the Receivables due to the Borrower from such Obligor.



     "CREDIT EXTENSIONS" shall be equal, as of any day, to the sum of (a)the principal balance of all Loans then outstanding, and (b)the then amount of the Letter of Credit Outstandings.



     "CUSTOMER CREDITS RESERVE" shall mean a reserve established by the Administrative Agent from time to time in an amount equal to the sum of (i) fifty percent (50%) of the dollar value of gift certificates outstanding and (ii) fifty percent (50%) of the dollar value of customer merchandise credits.



     "DEFAULT" shall mean any event which, upon the giving of any notice or the lapse of any period of time expressly set forth in Section 7.01, or both, would constitute an Event of Default.



     "DOLLARS" and "$" shall mean lawful money of the United
States of America.



     "EBITDA" shall mean, for any period, all as determined in accordance with GAAP, the net income (or net loss) of the Borrower for such period, PLUS (to the extent taken into account in determining such net income or net loss) (a)the sum of
(i)depreciation expense, (ii)amortization expense,
(iii)provision for LIFO adjustment for Inventory valuation,
(iv)net total Federal, state and local income tax expense,
(v)gross interest expense for such period less gross interest income for such period, (vi)any non-recurring charge or restructuring charge which in accordance with GAAP is excluded from operating income, (vii)the cumulative effect of any change in accounting principles, (viii) extraordinary losses and
(ix)"Chapter 11 expenses" (or "administrative costs reflecting Chapter 11 expenses") as shown on the Borrower's statement of income for such period, MINUS (b)extraordinary gains, and PLUS
(c)the amount of cash received (and minus the amount of cash expended) in such period in respect of any amount which, under clause (vi) above, was taken into account in determining EBITDA for such or any prior period.



     "ELIGIBLE ASSIGNEE" shall mean (a)a commercial bank having total assets in excess of $500,000,000, (b)a finance company, insurance company or other financial institution (in each case with total assets in excess of $200,000,000) or fund (with total assets in excess of $50,000,000) reasonably acceptable to the Administrative Agent which in the ordinary course of business extends credit or purchases debt of the type evidenced by the Notes and whose becoming an assignee would not constitute a prohibited transaction under Section 4975 of ERISA, and (c)any other financial institution, fund or other Person reasonably satisfactory to the Administrative Agent and approved by the Borrower, which approval shall not be unreasonably withheld or delayed, and which approval shall not be required upon the occurrence and during the continuance of an Event of Default.



     "ELIGIBLE INVENTORY" shall mean, as of the date of determination thereof, items of Inventory of the Borrower that are finished goods, merchantable and readily saleable to the public in the ordinary course and goods ("L/C GOODS") as to which a documentary Letter of Credit has been issued and which, if in the possession of the Borrower, would be treated as the Borrower's Inventory hereunder, but only if such goods have been consigned to the Issuing Bank or the Borrower (along with delivery to the Issuing Bank or the Borrower, as applicable, of the documents of title with respect thereto), in each case deemed by the Administrative Agent in its reasonable discretion to be eligible for inclusion in the calculation of the Borrowing Base. Without limiting the foregoing, unless otherwise approved in writing by the Administrative Agent, none of the following shall be deemed to be Eligible Inventory, and Eligible Inventory shall be reduced by the following:



          .1 Inventory (other than L/C Goods) that is not owned solely by the Borrower or with respect to which the Borrower does not have good, valid and marketable title, free and clear of any Lien;





          (b) Inventory that is not located on, or in transit directly to, property leased by the Borrower or in a contract warehouse or other third party location, in each case, located in the United States and segregated or otherwise separately identifiable from goods of others, if any, stored on the premises;



          (c) Inventory that is not reflected in the Borrower's stock ledger report, warehouse status report or the "in-transit" account in the general ledger;



          (d) Inventory that has been returned or rejected by any of the Borrower's customers and which is damaged or defective or to be returned to vendor;



          (e) Inventory not held for resale in the ordinary course, including samples, publicity, display or demonstration
Inventory, packaway Inventory, and piece goods;



          (f)  consigned and leased Inventory;



          (g)  special order Inventory;



          (h)  supplies and packing or shipping materials;



          (i) Inventory in which the Collateral Agent does not have a first-priority perfected security interest pursuant to the Security Agreement or which is not in transit to a location where the Collateral Agent will immediately have such a first-priority perfected security interest therein; and



          (j) Inventory reserves that may be required by the Administrative Agent in the exercise of its reasonable discretion and on 7 days' notice to the Borrower based on a change in the value of the Inventory as determined by the Administrative Agent in its reasonable discretion (including, by way of example, a Shrink Reserve, inventory obsolescence, seasonality, imbalance, change in Inventory character, composition or mix, change in mark-down practices both permanent and point of sale and change in retail mark-on or mark-up practices).



     "ELIGIBLE LC INVENTORY" shall mean, as of the date of determination thereof, documentary Letters of Credit (i)that have been issued with an expiry date within 75 days of such date of determination, (ii)that have been issued for the acquisition by the Borrower of Inventory which would otherwise be Eligible Inventory if owned by the Borrower, and (iii)that may include Letters of Credit issued as described in the third paragraph of the Introductory Statement above, so long as such Letter of Credit would otherwise satisfy the requirements hereof.



     "ELIGIBLE LC INVENTORY SUBLIMIT" shall mean, for any fiscal month of the Borrower, the dollar amount set forth opposite such fiscal month below:



     Month	          Eligible LC Inventory Sublimit

     -----          ------------------------------

     January                $20,000,000

     February               $20,000,000

     March	                  $20,000,000

     April	                  $24,000,000

     May                    $33,000,000

     June                   $34,000,000

     July                   $35,000,000

     August                 $38,000,000

     September              $30,000,000

     October                $20,000,000

     November               $20,000,000

     December               $20,000,000



     "ELIGIBLE RECEIVABLES" shall mean, as of the date of determination thereof, Receivables of the Borrower payable in Dollars and deemed by the Administrative Agent in its reasonable discretion to be eligible for inclusion in the calculation of the Borrowing Base. Without limiting the foregoing, unless otherwise approved in writing by the Administrative Agent, none of the following shall be deemed to be Eligible Receivables:





          (a) Receivables that have been outstanding for more than 5 Business Days;



          (b) Receivables not owned solely by the Borrower or the Borrower does not have good, valid and marketable title thereto, free and clear of any Lien;



          (c) Receivables which the Administrative Agent determines in its reasonable discretion to be uncertain of collection; and



          (d) with respect to Receivables created under the Purchase and Service Agreement, a notice of termination has been delivered thereunder.



     "ENVIRONMENTAL LIEN" shall mean a Lien in favor of any Governmental Authority for (i)any liability under federal or state environmental laws or regulations, or (ii)damages arising from or costs incurred by such Governmental Authority in response to a release or threatened release of a hazardous or toxic waste, substance or constituent, or other substance into the environment.



     "EQUITY INTERESTS" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock in a corporation and all warrants or options to purchase any of the foregoing.



     "ERISA" shall mean the Employee Retirement Income Security
Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.



     "ERISA AFFILIATE" shall mean any trade or business (whether or not incorporated) which is a member of a group of which the Borrower is a member and which is under common control within the meaning of Section 414(b) or (c) of the Code and the regulations promulgated and rulings issued thereunder.



     "ESCROW PROCEEDS" shall have the meaning set forth in
Section 2.13(c).



     "EUROCURRENCY LIABILITIES" shall have the meaning assigned thereto in Regulation D issued by the Board, as in effect from time to time.



     "EURODOLLAR APPLICABLE MARGIN" shall mean 2.25% per annum.



     "EURODOLLAR BORROWING" shall mean a Borrowing comprised of Eurodollar Loans.



     "EURODOLLAR INTEREST RATE" shall have the meaning set forth in Section 2.05(b).



     "EURODOLLAR LOAN" shall mean any Loan bearing interest at a rate determined by reference to Adjusted LIBOR Rate in accordance with the provisions of Article II.



     "EVENT OF DEFAULT" shall have the meaning set forth in
Section 7.01.



     "EXIT BASE ADVANCE RATE" shall mean, on any date, the lesser of (a) 72% or (b) 80% of the Loan to Value Ratio on such date.



     "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three funds brokers of recognized standing selected by the Administrative Agent.



     "FEE LETTER" shall mean that certain agent's fee letter, dated December 23, 1997, between the Borrower and the Administrative Agent.



     "FEES" shall collectively mean the Commitment Fees, the Letter of Credit Fees, the fees and charges described in Section
2.02(c) and the fees referred to in Section 2.19.



     "FILING DATE" shall mean June 23, 1995.



     "FINANCIAL OFFICER" shall mean the Chief Executive Officer, the Chief Financial Officer, the Vice President - Controller or the Treasurer of the Borrower.



     "GAAP" shall mean generally accepted accounting principles applied on a basis consistent with those used in preparing the financial statements referred to in Section 3.05.



     "GOVERNMENTAL AUTHORITY" shall mean any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality or any court, in each case whether of the United States or any foreign jurisdiction.



     "GUARANTEED PARTIES" shall mean the Lenders, the Administrative Agent, the Collateral Agent, the Co-Agents and the Issuing Bank.



     "INDEBTEDNESS" shall mean, at any time and with respect to any Person, (i)all indebtedness of such Person for borrowed money, (ii)all indebtedness of such Person for the deferred purchase price of property or services (other than property, including inventory, and services purchased, and expense accruals and deferred compensation items arising, in the ordinary course of business), (iii)all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of business), (iv)all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v)all obligations of such Person under leases which have been or should be, in accordance with GAAP, recorded as capital leases, to the extent required to be so recorded,
(vi)all reimbursement, payment or similar obligations of such Person, contingent or otherwise, under acceptance, letter of credit or similar facilities, (vii)all Indebtedness referred to in clauses (i) through (vi) above guaranteed directly or indirectly by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (A)to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (B)to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss in respect of such Indebtedness,
(C)to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D)otherwise to assure a creditor against loss in respect of such Indebtedness, and (viii)all Indebtedness referred to in clauses (i) through (vii) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.



     "INSUFFICIENCY" shall mean, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities within the meaning of Section 4001(a)(18) of ERISA.



     "INTEREST COVERAGE RATIO" shall mean, for each fiscal quarter of the Borrower, the ratio of the Borrower's (a) EBITDA LESS Capital Expenditures to (b) cash Interest Expense, for the 12-month period ending on the last day of such fiscal quarter.



     "INTEREST EXPENSE" shall mean interest expense as determined in accordance with GAAP.



     "INTEREST PAYMENT DATE" shall mean (i)as to any Eurodollar Loan having an Interest Period of 1, 2 or 3 months, the last day of such Interest Period and (ii)as to all ABR Loans outstanding at any time during any month, the first Business Day of the next succeeding month.



     "INTEREST PERIOD" shall mean, as to any Borrowing of Eurodollar Loans, the period commencing on and including the date of such Borrowing (including as a result of a refinancing of ABR Loans) or on the last day of the preceding Interest Period applicable to such Borrowing and ending on and excluding the numerically corresponding day (or if there is no corresponding day, the last day) in the calendar month that is 1, 2 or 3 months thereafter, as the Borrower may elect in the related notice delivered pursuant to Sections 2.03(b) or 2.09; PROVIDED, HOWEVER, that (i)if any Interest Period would end on a day which shall not be a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (ii)no Interest Period shall end later than the Termination Date.



     "INVENTORY" shall mean all goods, wares and merchandise owned and held for sale by the Borrower.



     "INVESTMENTS" shall have the meaning set forth in Section
6.11.



     "LENDERS" shall mean the Persons identified on Annex A hereto and each assignee that becomes a party to this Agreement as set forth in Section 10.03(b).



     "LETTER OF CREDIT" shall mean a letter of credit that is
(i) issued for account of the Borrower, (ii)a standby or documentary letter of credit, (iii)issued in connection with the purchase of Inventory by the Borrower and for other purposes for which the Borrower has historically obtained letters of credit, or for any other purpose that is reasonably acceptable to the Administrative Agent (including, without limitation, the Letters of Credit issued as described in the third paragraph of the Introductory Statement above), and (iv)in form and substance reasonably satisfactory to the Issuing Bank.



     "LETTER OF CREDIT FEES" shall mean the fees payable in respect of Letters of Credit pursuant to Section 2.21.



     "LETTER OF CREDIT OUTSTANDINGS" shall mean, at any time, the sum of (a)with respect to Letters of Credit outstanding at such time, the aggregate maximum amount that then is or at any time thereafter may become available for drawing or payment thereunder PLUS (b)all amounts theretofore drawn or paid under Letters of Credit for which the Issuing Bank has not then been reimbursed.



     "LIBOR RATE" shall mean, for any Interest Period for any Eurodollar Borrowing, the rate (rounded upwards, if necessary, to the next 1/16 of 1%) at which dollar deposits approximately equal in principal amount to such Eurodollar Borrowing and for a maturity comparable to such Interest Period are offered to the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.



     "LIEN" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind whatsoever (including any conditional sale or other title retention agreement or any lease in the nature thereof).



     "LOAN DOCUMENTS" shall mean this Agreement, the Notes, the Letters of Credit, the Fee Letter, all Borrowing Base
Certificates, the Blocked Account Agreements, the Access
Agreements, the Payment Direction Agreements, the Security
Documents and any other instrument or agreement executed and delivered in connection herewith.



     "LOAN TO VALUE RATIO" shall mean the ratio expressed as a percentage of (i) the annual average net appraised liquidation value at cost of the Borrower's Inventory on or about the Plan Effective Date to (ii) the Loan Value of the Debtor's Inventory.



     "LOAN VALUE" shall mean the amount determined by the Administrative Agent from time to time, in its reasonable discretion and consistent with the Administrative Agent's usual business practices and policies for similar borrowers similarly situated, as an appropriate estimate of the value of Eligible Receivables, Eligible LC Inventory (which shall not exceed the amount that may be drawn under such Letters of Credit), and Eligible Inventory (which determination shall take into account the following factors, among others: (i) the cost thereof, (a) as determined under the retail method of accounting as reflected in the Borrower's stock ledger (the cost value of the Inventory in the stock ledger will be adjusted based upon the lowest ticketed retail price at which such Inventory is offered to the public, after all permanent mark-downs (whether or not such price is then reflected on the Borrower's accounting system)) or, (b) with respect to warehouse and in-transit inventory, determined under the cost method of accounting, (ii) the first-in, first-out accounting valuation method, (iii) the Borrower's accounting practices, known to the Administrative Agent and in effect on the date hereof, and (iv)excluding any capitalization costs or other non-purchase price charges (other than "freight-in"), such as intracompany freight, used in the Borrower's calculation of cost of goods sold.



     "LOANS" shall mean all loans (including, without limitation, Agent Advances) at any time made to the Borrower or for account of the Borrower pursuant to this Agreement.



     "MATURITY DATE" shall mean the earlier to occur of (a) three years from the Closing Date or (b) four years from the closing date of the Existing Credit Facility.



     "MULTIEMPLOYER PLAN" shall mean a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.



     "MULTIPLE EMPLOYER PLAN" shall mean a Single Employer Plan, which (i)is maintained for employees of the Borrower or an ERISA Affiliate and at least one Person other than the Borrower and its ERISA Affiliates or (ii)was so maintained and in respect of which the Borrower or an ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such Plan has been or were to be terminated.



     "NOTES" shall mean the promissory notes of the Borrower (i) substantially in the form of ExhibitB-1, each payable to the order of a Lender, evidencing the Loans and (ii) substantially in the form of Exhibit B-2, payable to the Administrative Agent, evidencing the Agent Advances.



     "OBLIGATIONS" shall mean (a)the due and punctual payment of principal of and interest on the Loans and the Notes and the reimbursement of all amounts drawn under Letters of Credit, and
(b)the due and punctual payment of the Fees and all other present and future, fixed or contingent, monetary obligations of the Borrower and the Guarantors to the Lenders, the Issuing Bank, the Collateral Agent, the Co-Agents and the Administrative Agent under the Loan Documents.



     "OTHER TAXES" shall have the meaning set forth in Section
2.18(b).



     "OVERADVANCE AMOUNT" shall mean on any day from and including March 1 through and including December 15 of any year, the lesser of (x) up to 5% of the then Loan Value of the then Eligible Inventory PLUS (without duplication) 5% of the then Loan Value of the then Eligible LC Inventory; provided, that the overadvance rate and the Exit Base Advance Rate, when combined, shall not cause the advance rate applied against Eligible Inventory and the Eligible LC Inventory Sublimit to be greater than 75%, and (y) an amount, when added to an amount represented by the Exit Base Advance Rate, will not cause the Loan to Value Ratio to exceed 85%.



     "OVERADVANCE MARGIN" shall mean (i) .50% per annum for any month in which the Borrower has any Loans outstanding by utilizing the Overadvance Amount under the Borrowing Base, or
(ii) at all other times, zero.



     "PAYMENT DIRECTION AGREEMENT" shall mean an agreement among the Borrower, the Administrative Agent and each Credit Card Obligor, in form and substance satisfactory to the Administrative Agent, providing for the direct payment to the BBNA Concentration Account of all amounts due to the Borrower from such Credit Card Obligor



     "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor agency or entity performing substantially the same functions.



     "PENSION PLAN" shall mean a defined benefit pension or retirement plan which meets and is subject to the requirements of Section 401(a) of the Code.



     "PERMITTED INVESTMENTS" shall mean:



          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case payable in Dollars and maturing within twelve months from the date of acquisition thereof;



          (b) investments in certificates of deposit, banker's acceptances and time deposits (including Eurodollar time deposits) payable in Dollars and maturing within six months from the date of acquisition thereof issued or guaranteed by or placed with (i)any domestic office of the Administrative Agent or (ii)any domestic office of any other commercial bank of recognized standing organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $250,000,000 and is the principal banking Subsidiary of a bank holding company having a long-term unsecured debt rating of at least "A" or the equivalent thereof from Standard & Poor's Corporation or at least "A2" or the equivalent thereof from Moody's Investors Service, Inc.;



          (c) investments in commercial paper payable in Dollars and maturing within six months from the date of acquisition thereof and issued by (i)the holding company of the Administrative Agent or (ii)the holding company of any other commercial bank of recognized standing organized under the laws of the United States of America or any State thereof that has
(A)a combined capital and surplus in excess of $250,000,000 and
(B)commercial paper rated at least "A" or the equivalent thereof from Standard & Poor's Corporation or of at least "A2" or the equivalent thereof from Moody's Investors Service, Inc.;



          (d) investments in repurchase obligations payable in Dollars with a term of not more than seven days for underlying securities of the types described in clause (a) above entered into with any office of a bank or trust company meeting the qualifications specified in clause (b) above;



          (e) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (a) through (d) above; and



          (f) to the extent owned on the Closing Date, investments in the capital stock or partnership interests of any direct or indirect subsidiary of the Borrower.



     "PERMITTED LIENS" shall mean (i)Liens imposed by law (other than Environmental Liens and any Lien imposed under ERISA) for taxes, assessments or charges of any Governmental Authority for claims not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (ii)statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens (other than Environmental Liens and any Lien imposed under ERISA) imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (iii)Liens (other than any Lien imposed under ERISA) incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts; (iv)easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of the Borrower or any Guarantor, as the case may be, and which do not materially detract from the value of the property to which they attach or materially impair the use thereof to the Borrower or any Guarantor, as the case may be; (v) purchase money Liens (a) existing on the Closing Date upon or in any property (other than Inventory) acquired or held in the ordinary course of business to secure the purchase price of such property and (b) to secure Indebtedness permitted by Section 6.03(ii) and solely for the purpose of financing the acquisition of such property and (vi)extensions, renewals or replacements of any Lien referred to in paragraphs (i) through (v) above; PROVIDED that the principal amount of the obligation secured thereby is not increased and that any such extension, renewal or replacement is limited to the property originally encumbered thereby.



     "PERSON" shall mean any natural person, corporation, partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.



     "PLAN" shall mean a Single Employer Plan or a Multiemployer
Plan.



     "PLAN EFFECTIVE DATE" shall have the meaning set forth in
Section 4.01(e).



     "PLAN OF REORGANIZATION" shall mean a plan of reorganization under chapter 11 of the Bankruptcy Code for all of the debtors in the Cases.



     "PLEDGE AGREEMENT" shall have the meaning set forth in
Section 4.01(g).



     "PURCHASE AND SERVICE AGREEMENT" shall mean that certain
Amended and Restated Purchase and Service Agreement dated as of August 1, 1995, among Bradlees Stores, Inc., as seller,
Bradlees, Inc., as guarantor, and Citicorp Retail Services,
Inc., as purchaser and servicer.



     "REAL PROPERTY" shall mean all interests of the Borrower and the Guarantors, as applicable, in their respective owned or leased real property.



     "RECEIVABLES" shall mean, with respect to any Credit Card
Obligor, the indebtedness of such Credit Card Obligor to the Borrower under a charge account agreement arising from a sale of merchandise or services by the Borrower.



     "REGISTER" shall have the meaning set forth in Section
10.03(d).



     "REQUIRED LENDERS" shall mean, at any time, Lenders having Loans outstanding representing at least 51% of the total Loans outstanding; PROVIDED, HOWEVER, that if no Loans are outstanding, Required Lenders shall be those Lenders having Commitments representing at least 51% of the Total Commitment (without giving effect to any termination of all of the Commitments pursuant to Section 7.01).



     "SECURITY AGREEMENT" shall have the meaning set forth in
Section 4.01(f).



     "SECURITY DOCUMENTS" shall mean the Security Agreement, the Pledge Agreement, the Trademark Security Agreement and each other document executed in connection with the grant by the Borrower of a security interest in the Collateral to the Collateral Agent, for its benefit and the ratable benefit of the Administrative Agent, the Issuing Bank, the Co-Agents and the Lenders.



     "SETTLEMENT DATE" shall have the meaning set forth in
Section 2.03(d).



     "SHRINK RESERVE" shall mean, as of the date of any determination thereof, (A)the positive result, if any, of subtracting (i)the shrinkage percentage reserve then maintained by the Borrower in its stock ledger from (ii)shrinkage (book to physical differences), calculated as a percentage of cumulative net sales since the last physical inventory, for the Borrower's most recent physical inventory with respect to Inventory located at stores and distribution centers, MULTIPLIED BY (B)cumulative sales since the last physical adjustment by the Borrower.



     "SINGLE EMPLOYER PLAN" shall mean a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (i)is maintained for employees of the Borrower or an ERISA Affiliate or (ii)was so maintained and in respect of which the Borrower could have liability under Section 4069 of ERISA in the event such Plan has been or were to be terminated.



     "SPECIFIED LOCATION SALES" shall have the meaning set forth in Section 2.13(c).



     "STATUTORY RESERVES" shall mean, on any date, the percentage (expressed as a decimal) established by the Board and any other banking authority which is the then stated maximum rate for all reserves (including but not limited to any emergency, supplemental or other marginal reserve requirements) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency Liabilities (or any successor category of liabilities under Regulation D issued by the Board, as in effect from time to time). Such reserve percentages shall include, without limitation, those imposed pursuant to said Regulation. The Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in such percentage.



     "SUBSIDIARY" shall mean, with respect to any Person (herein referred to as the "PARENT"), any corporation, association or other business entity (whether now existing or hereafter organized) of which at least a majority of the securities or other ownership interests having ordinary voting power for the election of directors is, at the time as of which any determination is being made, owned or controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.



     "TAX PAYMENT PLAN" shall have the meaning set forth in
Section 4.01(c).



     "TAX REFUND ACCOUNT" shall have the meaning set forth in
Section 2.13(c).



     "TAXES" shall have the meaning set forth in Section 2.18(a).



     "TERMINATION DATE" shall mean the earliest to occur of
(i)the Maturity Date and (ii)the date on which the maturity of the Loans is accelerated and the commitments of the Lenders are terminated in accordance with Section 7.01.



     "TERMINATION EVENT" shall mean (i)a "reportable event", as such term is described in Section 4043 of ERISA and the regulations issued thereunder (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC under
Section 4043 of ERISA or such regulations) or an event described in Section 4068 of ERISA excluding events described in Section 4043(c)(9) of ERISA or 29 CFR 2615.21 or 2615.23, or (ii)the
withdrawal of the Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer", as such term is defined in Section 4001(c) of ERISA, or the incurrence of liability by the Borrower or any ERISA Affiliate under Section 4064 of ERISA upon the termination of a Multiple Employer Plan, or (iii)providing notice of intent to terminate a Plan pursuant to Section 4041(c) of ERISA or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (iv)the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or (v)any other event or condition which would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of or the appointment of a trustee to administer, any Plan, or the imposition of any liability under Title IV of ERISA (other than for the payment of premiums to the PBGC).



     "TOTAL COMMITMENT" shall mean, at any time, the sum of the Commitments at such time.



     "TRADEMARK SECURITY AGREEMENT" shall have the meaning set forth in Section 4.01(h).



     "TRANSFEREE" shall have the meaning set forth in Section
2.18(a).



     "TYPE" when used in respect of any Loan or Borrowing shall refer to the rate of interest by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined.



     "UNUSED COMMITMENT" shall mean, on any day, (a)the then aggregate amount of the Commitments MINUS (b)the sum of (i)the principal amount of Loans then outstanding and (ii)the then
Letter of Credit Outstandings.





     "WITHDRAWAL LIABILITY" shall have the meaning set forth under Part I of Subtitle E of Title IV of ERISA.



     "YONKERS LOCATION SALE" shall have the meaning set forth in
Section 2.13(c).



     SECTION 1.02.  TERMS GENERALLY.  The definitions in Section
1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; PROVIDED, HOWEVER, that for purposes of determining compliance with any covenant set forth in Article VI, such terms shall be construed in accordance with GAAP as in effect on the date of this Agreement applied on a basis consistent with the application used in the Borrower's audited financial statements for the fiscal year ended on February 1, 1997.



                   II.  AMOUNT AND TERMS OF CREDIT



     SECTION 2.01.COMMITMENT OF THE LENDERS.



          (a) Each Lender severally and not jointly with any other Lender agrees, upon the terms and subject to the conditions herein set forth, to extend credit to the Borrower on a revolving basis, in the form of Credit Extensions and in an amount equal to such Lender's Commitment Percentage thereof, subject to the following limitations:



               (1)  The aggregate outstanding amount of the
Credit Extensions shall not at any time exceed the lowest of
(i)$250,000,000 or any lesser amount to which the Commitments have then been reduced by the Borrower pursuant to Sections 2.07 or 2.10, and (ii)the then amount of the Borrowing Base, plus the cash held in the Cash Collateral Account pursuant to Sections2.02, 2.10(a) and 2.14(a) (item "FOURTH").



               (2) No Lender shall be obligated to issue any Letter of Credit, and Letters of Credit shall be available from the Issuing Bank, subject to the ratable participation of all Lenders, as set forth in Section 2.02. The Borrower will not at any time permit the aggregate Letter of Credit Outstandings to exceed $125,000,000.



               (3) Subject to all of the other provisions of this Agreement, Loans that are repaid may be reborrowed prior to the Termination Date. No new Credit Extension, however, shall be made to the Borrower after the Termination Date.



          (b) Each Borrowing of Loans (other than Agent Advances) shall be made by the Lenders PRO RATA in accordance with their respective Commitments. The failure of any Lender to make any such Loan shall neither relieve any other Lender of its obligation to fund its Loan in accordance with the provisions of this Agreement nor increase the obligation of any such other Lender.



     SECTION 2.02.  LETTERS OF CREDIT.



          (a) Upon the terms and subject to the conditions herein set forth, the Borrower may request the Issuing Bank, at any time and from time to time after the date hereof and prior to the Termination Date, to issue, and subject to the terms and conditions contained herein, the Issuing Bank shall issue, for the account of the Borrower one or more Letters of Credit; PROVIDED that no Letter of Credit shall be issued if after giving effect to such issuance (i)the aggregate Letter of Credit Outstandings shall exceed $125,000,000, or (ii)the aggregate Credit Extensions would exceed the limitation set forth in
Section 2.01(a)(1); and PROVIDED FURTHER that no Letter of Credit shall be issued if the Issuing Bank shall have received notice from the Administrative Agent or the Required Lenders that the conditions to such issuance have not been met.



          (b) No Letter of Credit shall have an Expiry Date later than the 90th day after the Maturity Date. In the case of each Letter of Credit issued with an expiry date later than the Termination Date, the Borrower shall, on or prior to the Termination Date, either (i)cause such Letter of Credit to be returned to the Issuing Bank undrawn and marked "cancelled" and otherwise discharged in a manner satisfactory to the Issuing Bank or (ii)if the Borrower is unable to return and discharge such Letter of Credit, either (x)provide a "back-to-back" letter of credit issued by a bank and on terms in form and substance satisfactory to the Issuing Bank and the Administrative Agent (in their sole and absolute discretion), in an amount equal to 105% of the undrawn amount of such Letter of Credit or
(y)deposit cash in the Cash Collateral Account in an amount equal to 105% of the undrawn amount under such Letter of Credit.



          (c) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Bank and in addition to all Letter of Credit Fees provided for in Section 2.21, a fronting fee equal to 0.125% per annum of the average daily balance of the maximum amount that at any time is available for drawing or payment under each Letter of Credit, payable quarterly in arrears, as well as such fees and charges in connection with the issuance, negotiation, settlement, amendment and processing of each Letter of Credit issued by the Issuing Bank as are customarily imposed by the Issuing Bank from time to time in connection with letter of credit transactions.



          (d) Drafts drawn under each Letter of Credit shall be reimbursed by the Borrower in Dollars not later than the first Business Day following the date of draw and shall bear interest from the date of draw until the first Business Day following the date of draw at a rate per annum equal to the Alternate Base Rate and thereafter until reimbursed in full at a rate per annum equal to the Alternate Base Rate PLUS 2.00% per annum (computed on the basis of the actual number of days elapsed over any year of 360 days). The Borrower shall effect such reimbursement
(x)if such draw occurs prior to the Termination Date (or the earlier date of termination of the Total Commitment), through a Borrowing of Loans without the satisfaction of the conditions precedent set forth in Section 4.02, or (y)if such draw occurs on or after the Termination Date (or the earlier date of termination of the Total Commitment), in cash. Each Lender agrees to fund its Commitment Percentage of the Loans described in clause (x) of the preceding sentence notwithstanding a failure to satisfy the applicable lending conditions thereto or the provisions of Sections 2.01 and 2.02 or the occurrence of the Termination Date.



          (e) Immediately upon the issuance of any Letter of Credit by the Issuing Bank, the Issuing Bank shall be deemed to have sold to each Lender and each such Lender shall be deemed unconditionally and irrevocably to have purchased from the Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Commitment Percentage, in such Letter of Credit, each drawing thereunder and the obligations of the Borrower and the Guarantors under this Agreement with respect thereto. Upon any change in the Commitments pursuant to Section 10.03, it is hereby agreed that with respect to all Letter of Credit Outstandings, there shall be an automatic adjustment to the participations hereby created to reflect the new Commitment Percentages of the assigning and assignee Lenders. Any action taken or omitted by the Issuing Bank under or in connection with a Letter of Credit, if taken or omitted in the absence of gross negligence or wilful misconduct, shall not create for the Issuing Bank any resulting liability to any Lender.



          (f) In the event that the Issuing Bank makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to the Issuing Bank pursuant to this Section 2.02, the Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each Lender of such failure, and each Lender shall promptly and unconditionally pay to the Administrative Agent for the account of the Issuing Bank the amount of such Lender's Commitment Percentage of such unreimbursed payment in Dollars and in same day funds. If the Issuing Bank so notifies the Administrative Agent, and the Administrative Agent so notifies the Lenders prior to 11:00 a.m., Boston time, on any Business Day, each such Lender shall make available to the Issuing Bank such Lender's Commitment Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Lender shall not have so made its Commitment Percentage of the amount of such payment available to the Issuing Bank, such Lender agrees to pay to the Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of the Issuing Bank at the Federal Funds Effective Rate. The failure of any Lender to make available to the Issuing Bank its Commitment Percentage of any payment under any Letter of Credit shall neither relieve any Lender of its obligation hereunder to make available to the Issuing Bank its Commitment Percentage of any payment under any Letter of Credit on the date required, as specified above, nor increase the obligation of such other Lender. Whenever any Lender has made payments to the Issuing Bank in respect of any reimbursement obligation for any Letter of Credit, such Lender shall be entitled to share ratably, based on its Commitment Percentage, in all payments and collections thereafter received on account of such reimbursement obligation.



          (g) Whenever the Borrower desires that the Issuing Bank issue a Letter of Credit, it shall give to the Issuing Bank at least two Business Days' prior written (including telegraphic, telex, facsimile or cable communication) notice (or such shorter period as may be agreed upon in writing by the Issuing Bank and the Borrower) specifying the date on which the proposed Letter of Credit is to be issued (which shall be a Business Day), the stated amount of the Letter of Credit so requested, the expiration date of such Letter of Credit, the name and address of the beneficiary thereof, and the provisions thereof.



The obligations of the Borrower to reimburse the Issuing Bank for drawings made under any Letter of Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation (it being understood that any such payment by the Borrower shall be without prejudice to, and shall not constitute a waiver of, any rights the Borrower might have or might acquire as a result of the payment by the Issuing Bank of any draft or the reimbursement by the Borrower thereof): (i)any lack of validity or enforceability of any Letter of Credit; (ii)the existence of any claim, setoff, defense or other right which the Borrower or any Guarantor may have at any time against a beneficiary of any Letter of Credit or against any of the Lenders, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction; (iii)any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv)payment by the Issuing Bank of any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit; (v)any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or (vi)the fact that any Event of Default shall have occurred and be continuing.



SECTION 2.03.MAKING OF LOANS.



          (a) Except as set forth in Section 2.09, Loans by the Lenders shall be either ABR Loans or (so long as no Event of Default has occurred and is continuing and the making of Eurodollar Loans by any Lender is not illegal or impractical) Eurodollar Loans as the Borrower may request subject to and in accordance with this Section 2.03. All Loans made pursuant to the same Borrowing shall, unless otherwise specifically provided herein, be Loans of the same Type. Each Lender may fulfill its Commitment with respect to any Loan by causing any lending office of such Lender to make such Loan; but any such use of a lending office shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of the applicable Note. Each Lender shall, subject to its overall policy considerations, use reasonable efforts (but shall not be obligated) to select a lending office which will not result in the payment of increased costs by the Borrower pursuant to
Section 2.15. Subject to the other provisions of this Section
2.03 and the provisions of Section 2.16, Borrowings of Loans of more than one Type may be incurred at the same time, but no more than five Borrowings of Eurodollar Loans may be outstanding at any time.



          (b) The Borrower shall give the Administrative Agent two business days' prior notice of each Borrowing of Eurodollar Loans and same-day notice of each Borrowing of ABR Loans, so long as notice is given prior to 12:00 Noon, Boston time. Such notice shall be irrevocable and shall specify the amount of the proposed Borrowing (which shall not be less than $1,000,000 in the case of Eurodollar Loans) and the date thereof (which shall be a Business Day) and shall contain disbursement instructions. Such notice, to be effective, must be received by the Administrative Agent not later than 1:00 p.m., Boston time, on the second Business Day in the case of Eurodollar Loans and not later than 12:00 Noon, Boston time, on the same day in the case of ABR Loans, on which such Borrowing is to be made. Such notice shall specify whether the Borrowing then being requested is to be a Borrowing of ABR Loans or Eurodollar Loans and, if Eurodollar Loans, the Interest Period with respect thereto. If no election of Interest Period is specified in any such notice for a Borrowing of Eurodollar Loans, such notice shall be deemed a request for an Interest Period of one month. If no election is made as to the Type of Loan, such notice shall be deemed a request for Borrowing of ABR Loans (subject to Section 2.03(a)).
 The Administrative Agent shall promptly notify each Lender of its proportionate share of such Borrowing, the date of such Borrowing, the Type of Borrowing being requested and the Interest Period or Interest Periods applicable thereto, as appropriate. On the borrowing date specified in such notice, each Lender shall make its share of the Borrowing available at the office of the Administrative Agent at 100 Federal Street, Boston, Massachusetts 02110, no later than 3:00 p.m., Boston time, in immediately available funds. Upon receipt of the funds made available by the Lenders to fund any borrowing hereunder, the Administrative Agent shall disburse such funds in the manner specified in the notice of borrowing delivered by the Borrower and shall use reasonable efforts to make the funds so received from the Lenders available to the Borrower no later than 4:00 p.m., Boston time.



          (c) The Administrative Agent is authorized by the Lenders, but is not obligated, to make Agent Advances up to $15,000,000 in the aggregate outstanding at any time, consisting only of ABR Loans upon a notice of Borrowing received by the Administrative Agent (which notice, at the Administrative Agent's discretion, may be submitted prior to 12:00 Noon, Boston time, on the same day for which such Agent Advance is requested). Agent Advances (together with all other Credit Extensions) may not at any time cause the Borrower to be in violation of the provisions of Section 2.10(a) hereof. Agent Advances shall be subject to periodic settlement with the Lenders under the following subsection.



          (d) (i) The amount of each Lender's Commitment Percentage of outstanding Loans (including Agent Advances) shall be computed weekly (or more frequently in the Administrative Agent's discretion) and shall be adjusted upward or downward based on all Loans (including Agent Advances) and repayments of Loans (including Agent Advances) received by the Administrative Agent as of 3:00p.m., Boston time, on the first Business Day following the end of the period specified by the Administrative Agent (such date, the "SETTLEMENT DATE").



               (ii) The Administrative Agent shall deliver to each of the Lenders promptly after the Settlement Date a summary statement of the amount of outstanding Loans (including Agent Advances) for the period and the amount of repayments received for the period. As reflected on the summary statement: (x) the Administrative Agent shall transfer to each Lender its Commitment Percentage of repayments (after accounting for unreimbursed Agent Advances) and (y) each Lender shall transfer to the Administrative Agent (as provided below), or the Agent shall transfer to each Lender, such amounts as are necessary to insure that, after giving effect to all such transfers, the amount of Loans made by each Lender with respect to Loans (including Agent Advances) shall be equal to such Lender's Commitment Percentage of Loans outstanding as of such Settlement Date. If the summary statement requires transfers to be made to the Administrative Agent by the Lenders and is received prior to 12:00Noon, Boston time, on a Business Day, such transfers shall be made in immediately available funds no later than 3:00p.m., Boston time, that day; and, if received after 12:00Noon, Boston time, then no later than 3:00p.m., Boston time, on the next Business Day. The obligation of each Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Administrative Agent and, notwithstanding the foregoing, on the day that the Administrative Agent makes an Agent Advance hereunder, each Lender shall be deemed to have made its Commitment Percentage of such Agent Advance on such day. If and to the extent any Lender shall not have so made its transfer to the Administrative Agent, such Lender agrees to pay to the Administrative Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent at the Federal Funds Effective Rate.



     SECTION 2.04.NOTES; REPAYMENT OF LOANS.



          (a) The Loans outstanding to each Lender (and to the Administrative Agent, with respect to Agent Advances) shall be evidenced by a Note duly executed on behalf of the Borrower, dated the Closing Date, in substantially the form attached hereto as Exhibit B-1 or B-2, as applicable, payable to the order of such Lender (or the Administrative Agent, as applicable) in an aggregate principal amount equal to such Lender's Commitment (or, in the case of the Note evidencing the Agent Advances, $15,000,000).



          (b) The outstanding principal balance of all Loans, as evidenced by such Notes, shall be payable on the Termination Date (subject to earlier repayment as provided below). Each Note shall bear interest from the date thereof on the outstanding principal balance thereof as set forth in this
Article II. Each Lender is hereby authorized by the Borrower to endorse on a schedule attached to each Note delivered to such Lender (or on a continuation of such schedule attached to such Note and made a part thereof), or otherwise to record in such Lender's internal records, an appropriate notation evidencing the date and amount of each Loan from such Lender, each payment and prepayment of principal of any such Loan, each payment of interest on any such Loan and the other information provided for on such schedule; PROVIDED, HOWEVER, that the failure of any Lender to make such a notation or any error therein shall not affect the obligation of the Borrower to repay the Loans made by such Lender in accordance with the terms of this Agreement and the applicable Notes.



     SECTION 2.05.INTEREST ON LOANS.



          (a) Subject to Section 2.06, each ABR Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum that shall be equal to the then Alternate Base Rate, PLUS the Overadvance Margin.



          (b) Subject to Section 2.06, each Eurodollar Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal, during each Interest Period applicable thereto, to the Adjusted LIBOR Rate for such Interest Period, PLUS the Eurodollar Applicable Margin, PLUS the Overadvance Margin (the "EURODOLLAR INTEREST RATE"); PROVIDED that, after the first anniversary of the Closing Date, if the Borrower's Interest Coverage Ratio as measured at the end of any fiscal quarter is greater than or equal to 2.5:1, then each Eurodollar Interest Rate outstanding during the following fiscal quarter shall bear interest during such fiscal quarter at a rate per annum equal to the applicable Eurodollar Interest Rate LESS 0.25%.



          (c) Accrued interest on all Loans shall be payable in arrears on each Interest Payment Date applicable thereto, at maturity (whether by acceleration or otherwise), after such maturity on demand and (with respect to Eurodollar Loans) upon any repayment or prepayment thereof (on the amount prepaid).



          (d) All outstanding Loans that on any day are not, in accordance with the provisions of this Agreement, Eurodollar
Loans shall, for such day, constitute ABR Loans and, subject to
Section 2.06, shall bear interest with reference to the Alternate Base Rate as set forth in Section 2.05(a).



     SECTION 2.06.DEFAULT INTEREST. Effective upon the occurrence of any Event of Default and at all times thereafter while such Event of Default is continuing, interest shall accrue on all outstanding Loans (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Alternate Base Rate PLUS 2.00% per annum, and such interest shall be payable on demand.



     SECTION 2.07.OPTIONAL TERMINATION OR REDUCTION OF COMMITMENTS. Upon at least two Business Days' prior written notice to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Commitments. Each such reduction shall be in the principal amount of $5,000,000 or any integral multiple thereof. Such reduction or termination shall be applied ratably to the Commitment of each Lender and shall be irrevocable when given. At the effective time of each such reduction or termination, the Borrower shall pay to the Administrative Agent (i)all Commitment Fees accrued on the amount of the Commitments so terminated or reduced through the date thereof, (ii)any amount by which the Credit Extensions outstanding on such date exceed the amount to which the Commitments, as the case may be, are to be reduced effective on such date and (iii)all earned and unpaid Fees with respect to such Credit Extensions, in each case PRO RATA based on the amount prepaid.



     SECTION 2.08.ALTERNATE RATE OF INTEREST. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Loan the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower absent manifest error) that reasonable means do not exist for ascertaining the applicable Adjusted LIBOR Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or telegraphic notice of such determination to the Borrower and the Lenders. After such notice shall have been given and until the circumstances giving rise to such notice no longer exist, any request by the Borrower for any funding as, continuation of or conversion into a Eurodollar Borrowing shall be deemed a request for a Borrowing of ABR Loans.



     SECTION 2.09. REFINANCING OF LOANS. The Borrower shall have the right at any time, on two Business Days' prior irrevocable notice to the Administrative Agent (which notice, to be effective, must be received by the Administrative Agent not later than 1:00 p.m., Boston time, on the second Business Day preceding the date of any refinancing), (x)to refinance any outstanding Borrowing or Borrowings of Loans of one Type (or a portion thereof) with a Borrowing of Loans of the other Type or
(y)to continue an outstanding Borrowing of Eurodollar Loans for an additional Interest Period, subject to the following:



          (a) no Borrowing or Loans may be refinanced into, or continued as, Eurodollar Loans at any time when an Event of Default has occurred and is continuing;



          (b) if less than a full Borrowing of Loans is refinanced, such refinancing shall be made PRO RATA among the Lenders, as applicable, in accordance with the respective principal amounts of the Loans comprising such Borrowing held by such Lenders immediately prior to such refinancing;



          (c) the aggregate principal amount of Loans being refinanced into or continued as Eurodollar Loans shall be at least $1,000,000;



          (d) each Lender shall effect each refinancing by applying the proceeds of its new Eurodollar Loan or ABR Loan, as the case may be, to its Loan being refinanced;



          (e) the Interest Period with respect to a Borrowing of Eurodollar Loans effected by a refinancing or in respect to the Borrowing of Eurodollar Loans being continued as Eurodollar Loans shall commence on the date of refinancing or the expiration of the current Interest Period applicable to such continuing Borrowing, as the case may be;



          (f) a Borrowing of Eurodollar Loans may be refinanced only on the last day of an Interest Period applicable thereto;



          (g) each request for a refinancing with a Borrowing of Eurodollar Loans which fails to state an applicable Interest
Period shall be deemed to be a request for an Interest Period of one month; and



          (h) no more than five Borrowings of Eurodollar Loans may be outstanding at any time.



If the Borrower does not give notice to refinance any Borrowing of Eurodollar Loans, or does not give notice to continue, or does not have the right to continue, any Borrowing as Eurodollar Loans, in each case as provided above, such Borrowing shall automatically be refinanced with a Borrowing of ABR Loans at the expiration of the then-current Interest Period. The Administrative Agent shall, after it receives notice from the Borrower, promptly give each Lender notice of any refinancing, in whole or part, of any Loan made by such Lender.



     SECTION 2.10.MANDATORY PREPAYMENT; COMMITMENT TERMINATION;
CASH COLLATERAL. The outstanding Obligations shall be subject to mandatory prepayment as follows:



               (a)  If at any time the amount of the Credit
Extensions exceeds the lower of (i)the then amount of the Commitments and (ii)the then amount of the Borrowing Base, plus the cash held in the Cash Collateral Account pursuant to Sections2.02 and 2.14, the Borrower will within one Business Day
(i)prepay the Loans in an amount necessary to eliminate such excess and (ii)if, after giving effect to the prepayment in full of all outstanding Loans such excess has not been eliminated, deposit cash to the Cash Collateral Account in an amount equal to 105% of the remaining amount of such excess.



               (b)  Upon the Termination Date, the credit
facility provided hereunder shall be terminated in full and the Borrower shall pay, in full and in cash, all outstanding Loans and all other outstanding Obligations, except that if any Letter of Credit then remains outstanding, the Borrower shall with respect to outstanding Letters of Credit, (i) deposit into the Cash Collateral Account an amount sufficient to cause the funds on deposit in the Cash Collateral Account to be equal to 105% of the sum of then Letter of Credit Outstandings or (ii) secure its reimbursement obligations thereunder with a letter of credit in form and substance and from an issuer satisfactory to the Issuing Bank in its sole discretion.



     SECTION 2.11.OPTIONAL PREPAYMENT OF LOANS; REIMBURSEMENT OF
LENDERS.



          (a) The Borrower shall have the right at any time and from time to time to prepay outstanding Loans in whole or in part, (x)with respect to Eurodollar Loans, upon at least two Business Days' prior written, telex or facsimile notice to the Administrative Agent prior to 1:00 p.m., Boston time, and
(y)with respect to ABR Loans, on the same Business Day if written, telex or facsimile notice is received by the Administrative Agent prior to 3:00 p.m., Boston time, subject to the following limitations:



               (1)  All prepayments shall be paid to the
Administrative Agent for application, FIRST, to the prepayment of outstanding Agent Advances, SECOND, to the prepayment of outstanding Loans ratably in accordance with each Lender's Commitment Percentage, and THIRD, to the funding of a cash collateral deposit in the Cash Collateral Account in an amount equal to 105% of all Letter of Credit Outstandings.



               (2) Subject to the foregoing, outstanding ABR Loans shall be prepaid before outstanding Eurodollar Loans are prepaid. Each partial prepayment of Eurodollar Loans shall be in an integral multiple of $1,000,000. No prepayment of Eurodollar Loans shall be permitted pursuant to this Section 2.11(a) other than on the last day of an Interest Period applicable thereto, unless the Borrower simultaneously reimburses the Lenders for all "Breakage Costs" (as defined below) associated therewith. No partial prepayment of a Borrowing of Eurodollar Loans shall result in the aggregate principal amount of the Eurodollar Loans remaining outstanding pursuant to such Borrowing being less than $1,000,000.



               (3) Each notice of prepayment shall specify the prepayment date, the principal amount and Type of the Loans to be prepaid and, in the case of Eurodollar Loans, the Borrowing or Borrowings pursuant to which such Loans were made. Each notice of prepayment shall be irrevocable and shall commit the Borrower to prepay such Loan by the amount and on the date stated therein. The Administrative Agent shall, promptly after receiving notice from the Borrower hereunder, notify each Lender of the principal amount and Type of the Loans held by such Lender which are to be prepaid, the prepayment date and the manner of application of the prepayment.



          (b) The Borrower shall reimburse each Lender on demand for any loss incurred or to be incurred by it in the reemployment of the funds released (i)resulting from any prepayment (for any reason whatsoever, including, without limitation, refinancing with ABR Loans) of any Eurodollar Loan required or permitted under this Agreement, if such Loan is prepaid other than on the last day of the Interest Period for such Loan or (ii)in the event that after the Borrower delivers a notice of borrowing under Section 2.03 in respect of Eurodollar Loans, such Loans are not made on the first day of the Interest Period specified in such notice of borrowing for any reason other than a breach by such Lender of its obligations hereunder.
 Such loss shall be the amount as reasonably determined by such Lender as the excess, if any, of (A)the amount of interest which would have accrued to such Lender on the amount so paid or not borrowed at a rate of interest equal to the Adjusted LIBOR Rate for such Loan, for the period from the date of such payment or failure to borrow to the last day (x)in the case of a payment or refinancing with ABR Loans other than on the last day of the Interest Period for such Loan, of the then current Interest Period for such Loan or (y)in the case of such failure to borrow, of the Interest Period for such Loan which would have commenced on the date of such failure to borrow, over (B)the amount of interest which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the London interbank market (collectively, "BREAKAGE COSTS"). Any Lender demanding reimbursement for such loss shall deliver to the Borrower from time to time one or more certificates setting forth the amount of such loss as determined by such Lender.



          (c) In the event the Borrower fails to prepay any Loan on the date specified in any prepayment notice delivered pursuant to Section 2.11(a), the Borrower on demand by any Lender shall pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any loss incurred by such Lender as a result of such failure to prepay, including, without limitation, any loss, cost or expenses incurred by reason of the acquisition of deposits or other funds by such Lender to fulfill deposit obligations incurred in anticipation of such prepayment. Any Lender demanding such payment shall deliver to the Borrower from time to time one or more certificates setting forth the amount of such loss as determined by such Lender.



          (d) Whenever any partial prepayment of Loans are to be applied to Eurodollar Loans, such Eurodollar Loans shall be prepaid in the chronological order of their Interest Payment
Dates.



     SECTION 2.12. MAINTENANCE OF LOAN ACCOUNT; STATEMENTS OF
ACCOUNT.



          (a) The Administrative Agent shall maintain an account on its books in the name of the Borrower (the "LOAN ACCOUNT") in which the Borrower will be charged with (i)all Agent Advances and all loans and advances made by the Lenders to the Borrower or for the Borrower's account, including the Loans,
(ii)all Letter of Credit reimbursement obligations, Fees and interest that have become payable as herein set forth, and
(iii)if an Event of Default has occurred and is continuing, any and all other Obligations that have become payable. The charging of any Obligations to the Loan Account shall not excuse the Borrower from paying such Obligations in cash when due and shall not cure or waive any Default or Event of Default that may have resulted from non-payment thereof or any right or remedy consequent thereon.



          (b) The Loan Account will be credited with all amounts received by the Administrative Agent from the Borrower or from others for the Borrower's account, including all amounts received in the BBNA Concentration Account from the Blocked Account Banks, and the amounts so credited shall be applied as set forth in Sections 2.14(a) and (b). In no event shall prior recourse to any deposit or other accounts, or any other assets, be a prerequisite to the Administrative Agent's right to demand payment of any Obligation upon its maturity. Further, the Administrative Agent shall have no obligation whatsoever to perform in any respect any of the Borrower's contracts or obligations relating to any of such accounts. After the end of each month, the Administrative Agent shall send to the Borrower a statement accounting for the charges, loans, advances and other transactions occurring among and between the Administrative Agent, the Lenders and the Borrower during that month. The monthly statements shall, absent manifest error, be an account stated, which is final, conclusive and binding on the Borrower.



     SECTION 2.13. CASH RECEIPTS.



          (a) On or prior to the Closing Date, the Borrower and the Administrative Agent shall have entered into agency agreements with the banks maintaining the deposit accounts identified on Schedule 3.11(b) (collectively, the "BLOCKED ACCOUNTS"), which agreements (the "BLOCKED ACCOUNT AGREEMENTS") shall be in form and substance satisfactory to the Administrative Agent and shall require the sweep on each Business Day (in accordance with the Borrower's customary cash deposit procedures outlined in Schedule 2.13 (as such procedures may be amended from time to time with the consent of the Administrative Agent)) of all available cash receipts from the sale of Inventory and other assets, all collections of Receivables and other accounts, and all other cash payments received by the Borrower or any Guarantor from any Person or from any source or on account of any sale or other transaction or event, except only the proceeds of the Loans (all such non-excluded cash receipts and collections, "CASH RECEIPTS"), from Blocked Accounts in excess of the amount in each such account set forth on Schedule 3.11(b) (except upon the occurrence and during the continuance of an Event of Default, when all such amounts in such accounts will be swept) to a concentration account maintained by the Administrative Agent at BBNA (the "BBNA CONCENTRATION ACCOUNT"). All Cash Receipts shall be deposited into a Blocked Account or the BBNA Concentration Account in accordance with the Borrower's customary cash deposit procedures outlined in Schedule 2.13.
The Borrower shall accurately report to the Administrative Agent all amounts deposited in the Blocked Accounts to ensure the proper transfer of funds as set forth above. If at any time other than the times set forth above any cash or cash equivalents owned by the Borrower or any Guarantor are deposited to any account, or held or invested in any manner, otherwise than in a Blocked Account that is subject to a Blocked Account Agreement, the Administrative Agent may require the Borrower to close such Blocked Account and have all funds therein transferred to an account maintained by the Administrative Agent at BBNA and all future deposits made to a Blocked Account which is subject to a Blocked Account Agreement.



          (b) The Borrower may request that the Administrative Agent close Blocked Accounts and/or open new Blocked Accounts (or, in either case, permit the Borrower to do so), subject to the execution and delivery to the Administrative Agent of appropriate Blocked Account Agreements (unless expressly waived by the Administrative Agent) consistent with the provisions of this Section 2.13 and otherwise satisfactory to the Administrative Agent. Unless consented to in writing by the Administrative Agent, the Borrower and the Guarantors may not maintain any bank accounts other than the ones expressly contemplated herein.



          (c) Notwithstanding anything contained herein to the contrary, so long as no default or event of default has occurred and is continuing under the Existing Credit Facility on the Closing Date, and all Obligations under the Existing Credit Facility have been paid in full, the Borrower may utilize up to $25,000,000 in proceeds, if any, remaining in the Tax Refund Account (as defined in the Existing Credit Facility) and from the Specified Location Sales (as defined in the Existing Credit Facility) (collectively, the "ESCROW PROCEEDS"), other than the Yonkers Location Sale (as defined in the Existing Credit Facility) to pay on or after the Closing Date any costs directly associated with or claims payable under the Plan of Reorganization; PROVIDED that such funds are held in a segregated account at BBNA and subject to the Lien of the Collateral Agent until such application.



          (d)  The Borrower may also maintain with the
Administrative Agent at BBNA one or more disbursement accounts with a balance at any time not in excess of the amounts set forth on Schedule 2.13 (the "BBNA DISBURSEMENT ACCOUNTS") to be used by the Borrower for disbursements and payments (including payroll) in the ordinary course of business or as otherwise permitted hereunder; PROVIDED that, upon the occurrence and during the continuance of an Event of Default, all amounts in such accounts may be swept by the Administrative Agent into the BBNA Cash Concentration Account for application in accordance with Sections 2.14(a) and (b).



          (e) Notwithstanding the foregoing, so long as no Default or Event of Default has occurred and is continuing, and the Administrative Agent shall not have issued a "Notice of Redirection" under the Blocked Account Agreements, the Borrower shall be permitted to make cash withdrawals from the Blocked Accounts in accordance with its customary procedures as set forth on Schedule 2.13 in effect on the date hereof to fund the ordinary-course cash operating needs of its stores (such as change for registers and funds to cash employees' paychecks (otherwise commonly referred to as "coin orders")), PROVIDED that all such withdrawals are replaced in accordance with the Borrower's customary practices.



          (f) Notwithstanding anything in this Agreement to the contrary, the Borrower's failure to comply with the cash deposit and sweep requirements set forth in Section 2.13(a) due directly to earthquake, landslide, hurricane, tornado, fire, flood, material disruption in armored car service, blizzard, act of God or the public enemy, act of war, public disorder, rebellion, sabotage, revolution, epidemic, riot or quarantine shall not be an Event of Default hereunder unless such failure continues for 3 days.



     SECTION 2.14.APPLICATION OF PAYMENTS.



          (a) All amounts received in the BBNA Concentration Account from any source, including the Blocked Account Banks shall be credited to the Loan Account (effective as of the Business Day as of which the Administrative Agent determines in good faith that it has received, prior to 2:00p.m., Boston time, immediately available funds therefor) and such credits shall be applied in the following order: FIRST, to pay interest due and payable on Credit Extensions and to pay Fees and expense reimbursements and indemnification then due and payable to the Administrative Agent, BSI, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders; SECOND, to repay outstanding Agent Advances; THIRD, to repay outstanding Loans that are ABR Loans and all outstanding reimbursement obligations for Letters of Credit; FOURTH, to repay outstanding Loans that are Eurodollar Loans and all LIBOR breakage losses due in respect of such repayment pursuant to Section 2.11(b) or, at the Borrower's option (if no Default or Event of Default has occurred and is then continuing), to fund a cash collateral deposit to the Cash Collateral Account sufficient to pay, and with direction to pay, all such outstanding Eurodollar Loans on the last day of the then-pending Interest Period therefor; FIFTH, if any Default or Event of Default has occurred and is continuing, to fund a cash collateral deposit in the Cash Collateral Account in an amount equal to 105% of the aggregate maximum amount that then is or at any time may become available for drawing or payment under all outstanding Letters of Credit; PROVIDED, HOWEVER, that if such Default or Event of Default shall be cured, corrected or waived pursuant to the terms hereof, such cash collateral shall be released and applied pursuant to clause SIXTH below or pursuant to Section 2.14(b), as the case may be; and SIXTH, to pay all other Obligations that are then outstanding and payable.



          (b) Any amounts received in the BBNA Concentration Account at any time when all of the applications set forth in
Section 2.14(a) have been and remain fully funded shall be remitted to the Borrower, if and as the Borrower may request.



          (c) If any item deposited to the BBNA Concentration Account and credited to the Loan Account is dishonored or returned unpaid for any reason, whether or not such return is rightful or timely, the Administrative Agent shall have the right to reverse such credit and charge the amount of such item to the Loan Account and the Borrower shall indemnify the Administrative Agent, the Collateral Agent, the Issuing Bank, the Co-Agents and the Lenders against all claims and losses resulting from such dishonor or return.



     SECTION 2.15. INCREASED COSTS.



          (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender of the principal of or interest on any Eurodollar Loan or ABR Loan made by such Lender or any fees or other amounts payable hereunder (other than changes in respect of Taxes, Other Taxes and taxes imposed on, or measured by, the net income or overall gross receipts or franchise taxes of such Lender by the jurisdiction in which such Lender has its principal office or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Lender (except any such reserve requirement which is reflected in the Adjusted LIBOR Rate) or shall impose on such Lender or the London interbank market any other condition affecting this Agreement or the Eurodollar Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or to reduce the amount of any sum received or receivable by such Lender hereunder or under the Notes (whether of principal, interest or otherwise) by an amount deemed by such Lender to be material, then the Borrower will pay to such Lender in accordance with paragraph (c) below such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.



          (b) If any Lender shall have determined that the applicability of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption or effectiveness after the date hereof of any law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any Lending office of such Lender) or any Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement, the Loans made by such Lender pursuant hereto, such Lender's Commitment hereunder or the issuance of, or participation in, any Letter of Credit by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such adoption, change or compliance (taking into account such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company of any such reduction suffered.



          (c) A certificate of each Lender setting forth such amount or amounts as shall be necessary to compensate such Lender or its holding company as specified in paragraph (a) or
(b) above, as the case may be, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay each Lender the amount shown as due on any such certificate delivered to it within 10 days after its receipt of the same. Any Lender receiving any such payment shall promptly make a refund thereof to the Borrower if the law, regulation, guideline or change in circumstances giving rise to such payment is subsequently deemed or held to be invalid or inapplicable.



          (d) Failure on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's right to demand compensation with respect to such period or any other period. The protection of this Section 2.15 shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.



     SECTION 2.16.CHANGE IN LEGALITY.



          (a) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if (x)any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration thereof shall make it unlawful for a Lender to make or maintain a Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to a Eurodollar Loan or (y)at any time any Lender determines that the making or continuance of any of its Eurodollar Loans has become impracticable as a result of a contingency occurring after the date hereof which adversely affects the London interbank market or the position of such Lender in the London interbank market, then, by written notice to the Borrower, such Lender may (i)declare that Eurodollar Loans will not thereafter be made by such Lender hereunder, whereupon any request by the Borrower for a Eurodollar Borrowing shall, as to such Lender only, be deemed a request for an ABR Loan unless such declaration shall be subsequently withdrawn; and (ii)require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below. In the event any Lender shall exercise its rights under clause (i) or (ii) of this paragraph (a), all payments and prepayments of principal which would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.



          (b) For purposes of this Section 2.16, a notice to the Borrower by any Lender pursuant to paragraph (a) above shall be effective, if lawful, and if any Eurodollar Loans shall then be outstanding, on the last day of the then-current Interest Period; and otherwise such notice shall be effective on the date of receipt by the Borrower.



     SECTION 2.17.PAYMENTS; NO SETOFF. (a) All payments received by the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents or any Lender for application to or on account of any of the Obligations, whether received as a deposit to the BBNA Concentration Account or as a payment made by the Borrower or any Guarantor or from the enforcement of the Liens or against any property of the Borrower or any Guarantor shall be applied in the order of priority set forth in Section 2.14(a) and shall be applied ratably to the payment of all outstanding Obligations. All payments by the Borrower or any Guarantor under this Agreement and under the Notes shall be
(i)net of any tax applicable to the Borrower or Guarantor and
(ii)made in Dollars in immediately available funds at the office of the Administrative Agent by 2:00 p.m., Boston time, on the date on which such payment shall be due. Interest in respect of any Loan hereunder shall accrue from and including the date of such Loan to but excluding the date on which such Loan is paid in full or converted to a Loan of a different Type.



          (b) All payments by the Borrower hereunder to or for the benefit of any Lender, the Issuing Bank, the Collateral
Agent or the Administrative Agent shall be made without setoff, counterclaim or other defense.



     SECTION 2.18.TAXES.



          (a) Any and all payments by the Borrower or any Guarantor hereunder and under the Notes shall be made free and clear of and without deduction or withholding for any and all current or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING taxes imposed on or measured by the net income or overall gross receipts (if the overall gross receipts are used in lieu of net income of the Administrative Agent, the Collateral Agent or any Lender (or any transferee or assignee thereof, including a participation holder (any such entity being called a "TRANSFEREE")) and franchise taxes imposed on the Administrative Agent, the Collateral Agent or any Lender (or Transferee), in each instance if and to the extent imposed by the jurisdiction under the laws of which the Administrative Agent, the Collateral Agent or any such Lender (or Transferee) is organized or any political subdivision thereof or by any other jurisdiction or by any political subdivision or taxing authority therein other than a jurisdiction in which the Administrative Agent, the Collateral Agent or such Lender would not be subject to tax but for the execution and performance of this Agreement and (ii)taxes, levies, imposts, deductions, charges or withholdings ("AMOUNTS") with respect to payments hereunder or under the Notes to a Lender (or Transferee) in accordance with laws in effect on the later of the date of this Agreement and the date such Lender (or Transferee) becomes a Lender (or Transferee, as the case may be), but not excluding, with respect to such Lender (or Transferee), any increase in such Amounts solely as a result of any change in such laws occurring after such later date or any Amounts that would not have been imposed but for actions (other than actions contemplated by this Agreement or the Notes) taken by the Borrower after such later date (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If the Borrower or any Guarantor shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to the Lenders (or any Transferee), the Collateral Agent or the Administrative Agent, (i)the sum payable shall be increased by the amount necessary so that after making all required deductions or withholding (including deductions or withholding applicable to additional sums payable under this
Section 2.18) such Lender (or Transferee), the Collateral Agent or the Administrative Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions or withholding been made, (ii)the Borrower shall make such deductions or withholding and (iii)the Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other Governmental Authority in accordance with applicable law.



          (b) In addition, the Borrower agrees to pay to the relevant Governmental Authority in accordance with applicable laws any current or future stamp or documentary taxes or any other excise or property taxes, charges, assessments or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "OTHER TAXES").



          (c) The Borrower will indemnify each Lender (or Transferee), the Collateral Agent and the Administrative Agent for the full amount of Taxes and Other Taxes paid by such Lender (or Transferee), the Collateral Agent or the Administrative Agent, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant taxing authority or other Governmental Authority. A certificate as to the amount of such payment or liability prepared by a Lender (or Transferee), the Collateral Agent or the Administrative Agent, as applicable, absent manifest error, shall be final, conclusive and binding for all purposes. Such indemnification shall be made within 30 days after the date any Lender (or Transferee), the Collateral Agent or the Administrative Agent, as the case may be, makes written demand therefor. If any Lender (or Transferee), the Collateral Agent or the Administrative Agent receives a refund in respect of any Taxes or Other Taxes as to which it has been indemnified by the Borrower pursuant to this
Section 2.18, it shall within 30 days after receipt of such refund, repay such refund to the Borrower (to the extent of amounts that have been paid by the Borrower under this Section
2.18 with respect to the Taxes or Other Taxes that give rise to such refund, net of all out-of-pocket expenses of such Lender (or Transferee), Agent or Administrative Agent and with any interest thereon that is received by the Lender (or Transferee), the Collateral Agent or the Administrative Agent as part of the refund; PROVIDED that the Borrower, upon the request of such Lender (or Transferee), the Collateral Agent or the Administrative Agent agrees to return such refund (plus penalties, interest or other charges) to such Lender (or Transferee), the Collateral Agent or the Administrative Agent in the event such Lender (or Transferee), the Collateral Agent or the Administrative Agent is required to repay such refund and such additions thereto to the relevant Governmental Authority. Nothing contained in this Section 2.18 shall require any Lender (or Transferee), the Collateral Agent or the Administrative Agent to make available any of its tax returns (or any other information relating to its taxes that it deems to be confidential).



          (d) Within 30 days after the date of any payment of Taxes or Other Taxes by the Borrower to the relevant
Governmental Authority, the Borrower will furnish to the Administrative Agent, at its address referred to on the signature pages hereof, the original or a certified copy of a receipt issued by the Governmental Authority evidencing payment thereof.



          (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.18 shall survive the payment in full of the principal of and interest on all Loans made hereunder.



          (f) Each Lender (or Transferee) that is organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (a "NON-U.S. LENDER") shall, if legally able to do so, deliver to the Borrower such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, including without limitation (A)in the case of a Non-U.S. Lender claiming exemption from United States Federal withholding tax under Code Section 871(h) or 881(c) with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto, together with a certificate representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code) or (B) Internal Revenue Service Form 4224 or any subsequent version thereof or successor thereto, establishing that such payment is not subject to United States Federal withholding tax under the Code because such payment is effectively connected with the conduct by such Lender (or Transferee) of a trade or business in the United States or (C)Internal Revenue Service Form 1001 or any subsequent version thereof or successor thereto, establishing that such payment is totally exempt from United States Federal withholding tax or subject to a reduced rate of such tax under a provision of an applicable tax treaty. Unless the Borrower and the Administrative Agent have received forms or other documents satisfactory to them indicating that such payments hereunder or under the Notes are not subject to United States Federal withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrower or the Administrative Agent shall withhold taxes from such payments at the applicable statutory rate. Such forms and certifications shall be delivered by each Non-U.S. Lender claiming an exemption from or reduction in applicable United States Federal withholding tax
(i) on or before the date it becomes a party to this Agreement or, in the case of a Transferee, on or before the date it becomes a Transferee, and (ii) promptly upon the obsolescence or invalidity of any form so delivered by such Non-U.S. Lender.



          (g) The Borrower shall not be required to pay any additional amounts to any Lender (or Transferee) in respect of United States Federal withholding tax pursuant to Section 2.18(a) if the obligation to pay such additional amounts would not have arisen but for a failure by such Lender (or Transferee) to comply with the provisions of Section 2.18(f).



          (h)  Any Lender (or Transferee) claiming any
additional amounts payable pursuant to this Section 2.18 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue and would not, in the sole reasonable determination of such Lender or Transferee, be otherwise materially disadvantageous to such Lender (or Transferee).



     SECTION 2.19.CERTAIN FEES.  The Borrower shall pay to the
Administrative Agent, for the account of the Administrative
Agent, the fees set forth in the Fee Letter as and when payment of such fees is due as therein set forth.



     SECTION 2.20.UNUSED COMMITMENT FEE. The Borrower shall pay to the Administrative Agent for the account of the Lenders, based upon their PRO RATA share of the Credit Extension, a commitment fee (the "COMMITMENT FEE") computed by applying 0.30% per annum (on the basis of actual days elapsed in a year of 360 days) to the average daily balance of the Unused Commitment for each day commencing on and including the Closing Date and ending on but excluding the Termination Date; PROVIDED that, after the first anniversary of the Closing Date, if the Borrower's Interest Coverage Ratio as measured at the end of any fiscal quarter is greater than or equal to 2.5:1, then the Commitment Fee during the following fiscal quarter shall be computed by applying 0.25% per annum (on the basis of actual days elapsed in a year of 360 days) to the average daily balance of the Unused Commitment for each day during such fiscal quarter. Except as otherwise provided herein, the Commitment Fee so accrued in any calendar month shall be payable on the first Business Day of the immediately succeeding calendar month, except that all Commitment Fees so accrued as of the Termination Date shall be payable on the Termination Date.



     SECTION 2.21.LETTER OF CREDIT FEES. The Borrower shall pay to the Administrative Agent for the account of the Lenders a letter of credit fee (the "LETTER OF CREDIT FEE") computed by applying 1.50% per annum (on the basis of actual days elapsed in a year of 360 days) to the average daily balance of the maximum amount that at any time is available for drawing or payment under any and all outstanding Letters of Credit; PROVIDED that, after the first anniversary of the Closing Date, if the Borrower's Interest Coverage Ratio as measured at the end of a fiscal quarter is greater than or equal to 2.5:1, then the Letter of Credit Fee for each Letter of Credit outstanding during the following fiscal quarter shall be computed by applying 1.25% per annum (on the basis of actual days elapsed in a year of 360 days) to the average daily balance of the maximum amount that at any time is available for drawing or payment under any and all such Outstanding Letters of Credit. The Letter of Credit Fee so accrued in any calendar month shall be payable on the first Business Day of the immediately succeeding calendar month, except that all Letter of Credit Fees so accrued as of the Termination Date shall be payable on the Termination Date.



     SECTION 2.22.NATURE OF FEES. All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for the respective accounts of the Administrative Agent, the Issuing Bank, the Collateral Agent and the Lenders, as provided herein and in the Fee Letter. Once paid, all fees shall be fully-earned and shall not be refundable under any circumstances.



     SECTION 2.23.SECURITY INTEREST IN COLLATERAL. To secure its Obligations under this Agreement and the other Loan Documents, the Borrower shall grant to the Collateral Agent, for its benefit and the ratable benefit of the Administrative Agent, the Issuing Bank and the Lenders, a first-priority security interest in all of the Collateral pursuant hereto and to the Security Documents.



     SECTION 2.24.RIGHT OF SET-OFF.



          (a) Subject to the provisions of Section 7.01, upon the occurrence and during the continuance of any Event of Default, the Administrative Agent, the Issuing Bank, the Collateral Agent, each Co-Agent and each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and each such Lender to or for the credit or the account of the Borrower or any Guarantor against any and all of the obligations of such Borrower or Guarantor now or hereafter existing under the Loan Documents, irrespective of whether or not such Lender shall have made any demand under any Loan Document and although such obligations may be unmatured. The rights of each Lender, the Issuing Bank, the Collateral Agent, each Co-Agent and the Administrative Agent under this Section are in addition to other rights and remedies which such Lender, the Issuing Bank, the Collateral Agent, such Co-Agent and the Administrative Agent may have upon the occurrence and during the continuance of any Event of Default.



          (b) The provisions of Section 2.24(a) shall not qualify or limit the provisions of Sections 2.13 and 2.14.



     SECTION 2.25.SECURITY INTEREST IN DEPOSIT ACCOUNTS. The Borrower and the Guarantors hereby assign and pledge to the Collateral Agent, for its benefit and for the ratable benefit of the Administrative Agent, the Issuing Bank, the Co-Agents and the Lenders, and hereby grant to the Collateral Agent, for its benefit and for the ratable benefit of the Administrative Agent, the Issuing Bank, the Co-Agents and the Lenders, a first priority security interest, senior to all other Liens, if any, in all of the Borrower's and the Guarantors' right, title and interest in and to the Cash Collateral Account, the BBNA Disbursement Accounts, the BBNA Concentration Account, any and all Blocked Accounts and all other deposit accounts, Permitted Investments and other cash equivalents of every type and description and any direct investment of the funds contained therein. The Collateral Agent (or the Administrative Agent, as agent for the Collateral Agent (as provided below)) shall have sole dominion and control over all such accounts. With respect to the Cash Collateral Accounts, the BBNA Disbursement Accounts, the BBNA Concentration Account and all such other deposit accounts maintained at BBNA, the Collateral Agent hereby appoints the Administrative Agent as its agent with respect thereto and the Administrative Agent agrees to hold such accounts on behalf of the Collateral Agent and for the benefit of the Collateral Agent, the Administrative Agent, the Issuing Bank, the Co-Agents and the Lenders.



     SECTION 2.26.PAYMENT OF OBLIGATIONS. Upon the maturity (whether by acceleration or otherwise) of any Loans, Letter of Credit reimbursement obligations or any other Obligations, the Lenders shall be entitled to immediate payment of such Loans, reimbursement obligations, liabilities and other Obligations.





               III.  REPRESENTATIONS AND WARRANTIES



     In order to induce the Lenders to make Loans and participate in Letters of Credit and the Issuing Bank to issue
Letters of Credit, the Borrower and each of the Guarantors jointly and severally represent and warrant as follows:



     SECTION 3.01.ORGANIZATION AND AUTHORITY.   Each of the
Borrower and the Guarantors (i) is a corporation duly organized and validly existing under the laws of the State of its incorporation and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the financial condition, operations, business, properties or assets of the Borrower and the Guarantors taken as a whole; (ii) has the requisite corporate power and authority to effect the transactions contemplated hereby, and by the other Loan Documents, and (iii) has all requisite corporate power and authority and the legal right to own, pledge, mortgage and operate its properties, and to conduct its business as now or currently proposed to be conducted. Schedule 3.01 lists all jurisdictions in which the Borrower and the Guarantors are qualified to do business as of the Closing Date.



     SECTION 3.02.DUE EXECUTION.   The execution, delivery and
performance by each of the Borrower and the Guarantors of each of the Loan Documents to which it is a party (i) are within the respective corporate powers of each of the Borrower and the Guarantors, have been duly authorized by all necessary corporate action, including the consent of shareholders where required, and do not (A) contravene the charter or by-laws of any of the Borrower or the Guarantors, (B) violate any law (including, without limitation, the Securities Exchange Act of 1934) or regulation (including, without limitation, Regulations G, T, U or X of the Board of Governors of the Federal Reserve System), or any order or decree of any court or governmental instrumentality, (C) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage or deed of trust or any material lease, agreement or other instrument binding on the Borrower or the Guarantors or any of their properties, or (D) result in or require the creation or imposition of any Lien upon any of the property of any of the Borrower or the Guarantors, other than the Liens granted pursuant to this Agreement; and do not require the consent, authorization by or approval of or notice to or filing or registration with any Governmental Authority or any other Person. This Agreement has been duly executed and delivered by each of the Borrower and the Guarantors. This Agreement is, and each of the other Loan Documents to which the Borrower and each of the Guarantors is or will be a party, when delivered hereunder or thereunder, will be, a legal, valid and binding obligation of the Borrower and each Guarantor, as the case may be, enforceable against the Borrower and the Guarantors, as the case may be, in accordance with its terms.



     SECTION 3.03.STATEMENTS MADE.   The statements, written or
oral, which have been made by the Borrower or any of the Guarantors to the Administrative Agent or to the Bankruptcy Court in connection with any Loan Document, and any financial statement delivered pursuant hereto or thereto (other than to the extent that any such statements constitute projections), taken as a whole and in light of the circumstances in which made, contain no untrue statement of a material fact and do not omit to state a material fact necessary to make such statements not misleading; and, to the extent that any such written statements constitute projections, such projections were prepared in good faith on the basis of assumptions, methods, data, tests and information believed by the Borrower or such Guarantor to be valid and accurate at the time such projections were furnished to the Lenders.



     SECTION 3.04.OWNERSHIP.   BAC is a wholly-owned Subsidiary
of BI. The Borrower is a wholly-owned Subsidiary of BAC. Each of the Guarantors listed on Schedule 3.04 (other than BI and BAC) is a wholly-owned Subsidiary of the Borrower, and the Borrower owns no other Subsidiaries, whether directly or indirectly, other than the Guarantors (other than BI and BAC). No Subsidiary of the Borrower, BI or BAC exists which is not a Guarantor (other than the Borrower).



     SECTION 3.05.FINANCIAL STATEMENTS AND BANKRUPTCY FILINGS.



          (a) The Borrower has furnished the Administrative Agent, the Issuing Bank, the Collateral Agent and the Lenders with copies of (i) the audited consolidated financial statement and schedules of BI for the most recently completed fiscal year for which such statements are available and (ii) the unaudited consolidated financial statement and schedules of BI for the most recently completed fiscal quarter for which such statements are available. Such financial statements present fairly the financial condition and results of operations of BI, the Borrower and the other Guarantors on a consolidated basis as of such dates and for such periods; such balance sheets and the notes thereto disclose all liabilities, direct or contingent, of BI, the Borrower and the other Guarantors as of the dates thereof required to be disclosed by GAAP and such financial statements were prepared in a manner consistent with GAAP, subject (in the case of such fiscal quarter statement) to normal year end adjustments. No material adverse change in the financial condition, operations, business, properties or assets of the Borrower and the Guarantors, taken as a whole, has occurred from that set forth in BI's consolidated financial statements referenced in this Section 3.05. All other financial information required to be delivered by the Borrower under this Agreement (including, without limitation, all information delivered to the Administrative Agent to determine the Borrower's compliance with Sections 4.01(t) and (u)) are accurate in all respects.



          (b) The Borrower has furnished to the Administrative Agent and its counsel copies of all pleadings, motions, applications, judicial information, financial information and other documents filed by or on behalf of the Borrower or any of the Guarantors with the Bankruptcy Court in the Cases or distributed by or on behalf of the Borrower or any of the Guarantors to any official committee appointed in the Cases or served upon the Borrower or any Guarantor in any of the Cases.



     SECTION 3.06.LIENS.   There are no Liens of any nature
whatsoever on any property of the Borrower or any Guarantor (including, without limitation, the Collateral) except, (i) Permitted Liens and (ii) Liens granted in favor of the Collateral Agent, for its benefit and the ratable benefit of the Lenders, the Administrative Agent, the Co-Agents and the Issuing Bank pursuant to the Loan Documents. Neither the Borrower nor the Guarantors are parties to any contract, agreement, lease or instrument the performance of which, either unconditionally or upon the happening of an event, will result in or require the creation of a Lien on any property of the Borrower or any Guarantor or otherwise result in a violation of this Agreement. The Liens granted by the Borrower in the Collateral pursuant to the Loan Documents are fully-perfected first-priority security interests, subject only to Permitted Liens.



     SECTION 3.07.COMPLIANCE WITH LAW.



          (a) The operations of the Borrower and each of the Guarantors are not in violation of any applicable federal, state or local environmental, health or safety statutes (including, without limitation, the Occupational Health and Safety Act), regulations, directions, ordinances, criteria or guidelines.



          (b) Neither the Borrower nor any of the Guarantors has received notice that any of the operations of the Borrower or any of the Guarantors is the subject of any judicial or administrative proceeding alleging the violation of any federal, state or local environmental, health or safety statute, regulation, direction, ordinance, criteria or guideline.



          (c) None of the operations of the Borrower or any of the Guarantors is the subject of any federal, state or local investigation involving allegations or potential allegations that the Borrower or any of the Guarantors disposed of any hazardous or toxic waste, substance or constituent or other pollutant, contaminant or substance (including, without limitation, petroleum) at any site that may require remedial action, or any federal, state or local investigation evaluating whether any remedial action is needed to respond to a release or threatened release of any hazardous or toxic waste, substance or constituent, or other pollutant, contaminant or substance (including, without limitation, petroleum) into the environment.



          (d) Neither the Borrower nor any of the Guarantors has filed any notice under any federal, state or local law indicating past or present treatment, storage or disposal of a hazardous waste or reporting a spill or release or threatened release of a hazardous or toxic waste, substance or constituent, or other pollutant, contaminant or substance (including, without limitation, petroleum) into the environment.



          (e) Neither the Borrower nor any of the Guarantors has any contingent liability of which any of them has knowledge or reasonably should have knowledge in connection with any release or threatened release of any hazardous or toxic waste, substance or constituent, or other pollutant, contaminant or substance (including, without limitation, petroleum) into the environment, nor has the Borrower or any of the Guarantors received any notice, letter or other indication of potential liability arising from the disposal of any hazardous or toxic waste, substance or constituent or other pollutant, contaminant or substance (including, without limitation, petroleum) into the environment which, in any such case referred to in this Section or in the aggregate, could have a material adverse effect on the financial condition, operations, business, properties or assets of the Borrower and the Guarantors taken as a whole.



     SECTION 3.08.INSURANCE.    All policies of insurance of any
kind or nature owned by or issued to the Borrower and the Guarantors, including, without limitation, policies of life, fire, theft, product liability, public liability, property damage, other casualty, employee fidelity, workers' compensation, employee health and welfare, title, property and liability insurance, are in full force and effect and are of a nature and provide such coverage as is sufficient and as is customarily carried by companies of the size and character of the Borrower and the Guarantors. All liability policies of the Borrower name the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders as additional insureds and all casualty policies name the Collateral Agent as loss payee.



     SECTION 3.09.THE CONFIRMATION ORDER.   On the date of the
making of the initial Loans or the issuance of the initial Letters of Credit hereunder, whichever first occurs, the Plan of Reorganization shall be effective and the Confirmation Order will have been entered and will not have been stayed, amended, vacated, reversed or rescinded and the Bankruptcy Court's retention of jurisdiction, if any, under the Confirmation Order shall not govern the enforcement of this Agreement and the other Loan Documents or any rights or remedies relating thereto after the Plan Effective Date. On the date of the making of any Loan or the issuance of any Letter of Credit, the Plan of Reorganization will be effective and the Confirmation Order will have been entered and will not have been amended, stayed, vacated or rescinded. Upon the maturity (whether by the acceleration or otherwise) of any of the Obligations of the Borrower and the Guarantors hereunder and under the other Loan Documents, the Lenders shall, subject to the provisions of
Section 7.01, be entitled to immediate payment of such obligations, and to enforce the remedies provided for hereunder and under the other Loan Documents.



     SECTION 3.10.USE OF PROCEEDS.   The proceeds of the Loans
shall be used, first, to repay in full all loans, letter of credit liabilities and other obligations outstanding under or in respect of the Existing Credit Facility and thereafter may be used to provide working capital for and to finance Inventory purchases by the Borrower and otherwise for general corporate purposes. [The Borrower will not use the proceeds of any Loans or any other property of the Borrower to make any intercompany or Affiliate advances other than those intercompany or Affiliate advances from the Borrower to its Subsidiaries, New Horizons of Bruckner, Inc., and New Horizons of Westbury,. Inc., acceptable to the Administrative Agent to be used for Real Property carrying costs of such Subsidiaries and not in excess of $(1,000,000) in the aggregate (it being understood that proceeds of the Loans used for ordinary-course operating expenses of the Bradlees stores located in Yonkers, New York, and North Attleboro, Massachusetts (so long as such stores remain open) shall be deemed to be a permitted use of proceeds hereunder).]



     SECTION 3.11.STORE LOCATIONS; BANK ACCOUNTS; INVENTORY.



          (a) Set forth on Schedule 3.11(a) hereto is a complete and accurate list of the names and addresses of all the retail stores, warehouses and distribution centers operated by the Borrower on the Closing Date, which are all locations where any Inventory of the Borrower is maintained.



          (b) Set forth on Schedule 3.11(b) hereto is a complete and accurate list of all bank accounts, money market accounts and other deposit or investment accounts for cash, cash equivalents or investments maintained by the Borrower or any Guarantor or in which the Borrower or any Guarantor has any interest.



          (c) No Guarantor owns any Inventory or operates any retail stores, warehouses or distribution centers. No Guarantor owns any other material assets other than as set forth on
Schedule 3.11(c) (which schedule also sets forth the Borrower's good faith estimate of the book value of such assets).



         (d) The assets of the Borrower (including, without limitation, the Inventory and the Receivables) are substantially in the amounts and of the quality previously represented to the Administrative Agent in the most recent Borrowing Base
Certificate delivered to the Administrative Agent.



     SECTION 3.12.LITIGATION AND CLAIMS.



          (a) There are no actions, suits or proceedings pending or, to the knowledge of the Borrower or the Guarantors, threatened against or affecting the Borrower or the Guarantors or any of its properties, including (without limitation) the Inventory, before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that is (i) not fully reserved for under the Plan of Reorganization and (ii) reasonably likely to be determined adversely to the Borrower or the Guarantors and, if so determined adversely to the Borrower or the Guarantors would have a material adverse effect on the financial condition, business, properties, operations or assets of the Borrower and the Guarantors, taken as a whole.



          (b) There are no pre-petition or administrative claims or Liens other than those contemplated by the Plan of Reorganization to survive the Plan Effective Date and consented to by the Administrative Agent.



     SECTION 3.13.MATERIAL ADVERSE CHANGE.   No event or series
of events have occurred since the date of the Borrower's financial statements reflecting the Plan of Reorganization that has or have materially and adversely affected (i) the assets, liabilities, business, operations, condition (financial or otherwise) or prospects of the Borrower or any Guarantor or (ii) the enforceability of the rights and remedies of the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders under the Loan Documents (including, without limitation, the Liens granted to the Collateral Agent, for its benefit and the benefit of the Administrative Agent, the Issuing Bank, the Co-Agents and the Lenders, under the Loan Documents), or (iii) the ability of the Borrower or the Guarantors to pay the Obligations when due and to perform their covenants and agreements under the Loan Documents.



     SECTION 3.14.PAYMENT OF OBLIGATIONS.   The Borrower and
each Guarantor have paid when due all rents under any unexpired leases to which the Borrower or any Guarantor is party as lessee and all other material liabilities incurred by the Borrower or any Guarantor (other than any such rents or liabilities the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or the Guarantor, as the case may be).



     SECTION 3.15. TAXES AND TAX RETURNS. The Borrower and each Guarantor have filed or caused to be filed all material tax returns which are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other material taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any such taxes, assessments, fees or other charges the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or the Guarantor, as the case may be).



     SECTION 3.16. FRANCHISES, LICENSES, PERMITS, LEASES, PATENTS, COPYRIGHTS, TRADEMARKS, AND TRADE NAMES. The Borrower and each of the Guarantors have obtained and hold in full force and effect, all franchises, licenses, leases, permits, certificates, authorizations, qualifications, easements, rights of way and other rights and approvals which are necessary or advisable for the operation of its businesses as presently conducted and as proposed to be conducted. Neither the Borrower nor any of the Guarantors is in violation of the terms of any such franchise, license, lease, permit, certificate, authorization, qualification, easement, right of way, right or approval. The Borrower possesses or has the legal right to use such assets, licenses, patents, patent applications, copyrights, service marks, trademarks and trade names as are necessary or advisable to continue to conduct its present and proposed business activities and such assets, licenses, patents, patent applications, copyrights, service marks, trademarks and trade names are valid and in full force and effect.



     SECTION 3.17. LABOR MATTERS.



          (a) There are no controversies pending or, to the best of the Borrower's knowledge after diligent inquiry, threatened between the Borrower or any of the Guarantors, on the one hand, and any of their respective employees, on the other hand, which could have a material adverse effect on the financial condition, operations, business, properties or assets of the Borrower and the Guarantors taken as a whole.



          (b) Neither the Borrower nor any of the Guarantors is engaged in any unfair labor practice. There is (i)no unfair labor practice complaint pending against the Borrower or any of the Guarantors or, to the best knowledge of the Borrower, threatened against any of them, before the National Labor Relations Board, and no grievance or significant arbitration proceeding arising out of or under collective bargaining agreements is so pending against the Borrower or any of the Guarantors or, to the best knowledge of the Borrower, threatened against any of them, (ii)no strike, labor dispute, slowdown or stoppage pending against either of the Borrower or any of the Guarantors or, to the best knowledge of the Borrower, threatened against any of them and (iii)no union representation question with respect to the employees of the Borrower or any Guarantors and no union organizing activities.



     SECTION 3.18.ERISA. None of the Borrower, any Guarantor or any ERISA Affiliate maintains or contributes to any Plan other than those listed on Schedule3.18. Each Plan has been and is being maintained and funded in accordance with its terms and in compliance with all provisions of ERISA and the Code applicable thereto. The Borrower, each of the Guarantors and each ERISA Affiliate have fulfilled all obligations related to the minimum funding standards of ERISA and the Code for each Plan, are in compliance with the currently applicable provisions of ERISA and of the Code and have not incurred any liability (other than routine liability for premiums) under Title IV of ERISA. No Termination Event has occurred nor has any other event occurred that may result in a Termination Event. No event or events have occurred in connection with which the Borrower, any of the Subsidiaries, any ERISA Affiliate, any fiduciary of a Plan or any Plan, directly or indirectly, could be subject to any liability, individually or in the aggregate, under ERISA, the Code or any other requirement of law or under any agreement, instrument, statute, rule of law or regulation pursuant to or under which any such entity has agreed to indemnify or is required to indemnify any person against liability incurred under, or for a violation or failure to satisfy the requirements of, any such statute, regulation or order. The Borrower has delivered or caused to be delivered to the Administrative Agent:
 (i)a copy of each Plan (or, where any such plan is not in writing, a complete description thereof) (and, if applicable, related trust agreements or other funding instruments) and all amendments thereto, all written interpretations thereof and written descriptions thereof that have been distributed to employees or former employees of the Borrower or the Guarantors;
(ii)the most recent determination letter issued by the Internal Revenue Service with respect to each Plan; (iii)for the three most recent plan years, Annual Reports on Form 5500 Series required to be filed with any governmental agency for each Plan;
(iv)all actuarial reports prepared for the last three plan years for each Plan; (v)a listing of all Multiemployer Plans, with the aggregate amount of the most recent annual contributions required to be made by the Borrower or any ERISA Affiliate to each such plan and copies of the collective bargaining agreements requiring such contributions; (vi)any information that has been provided to the Borrower or any ERISA Affiliate regarding withdrawal liability under any Multiemployer Plan; and
(vii)the aggregate amount of the most recent annual payments made to former employees of the Borrower or any ERISA Affiliate under any retiree health Plan.



     SECTION 3.19.ACCOUNTS RECEIVABLE FINANCING. Neither the Borrower nor any of the Guarantors is party to any accounts receivable financing arrangements whereby sales of Inventory are conducted through the use of an in-store credit card or through the use of a credit card offered by a third party lender (it being understood that the acceptance by the Borrower of credit cards issued by Visa, Mastercard or similar processors that does not entail an extension of credit by the Borrower to its own customers (and is non-recourse to the Borrower (other than, with respect to accounts financed under the Purchase and Service Agreement, to the limited extent set forth therein)) shall not be deemed to constitute such an accounts receivable financing arrangement, even if the Borrower's name or imprint appears on such Visa, Mastercard or similar credit cards).



     SECTION 3.20.INVESTMENT COMPANY; HOLDING COMPANY. Neither the Borrower nor any of the Guarantors is (i)an investment company or a company controlled by an investment company within the meaning of the Investment Company Act of 1940, as amended,
(ii)a holding company or a Subsidiary company of a holding company, or an Affiliate of a holding company or of a Subsidiary company of a holding company, within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii)subject to any other law which purports to regulate or restrict its ability to borrow money or to consummate the transactions contemplated by this Agreement or the other Loan Documents or to perform its obligations hereunder or thereunder.



                     IV.  CONDITIONS OF LENDING



     SECTION 4.01.CONDITIONS PRECEDENT TO INITIAL LOANS AND INITIAL LETTERS OF CREDIT. The obligation of the Lenders to make the initial Loans or the Issuing Bank to issue the initial Letter of Credit, whichever may occur first, is subject to the following conditions precedent:



          (a) SUPPORTING DOCUMENTS. The Administrative Agent shall have received for each of the Borrower and the Guarantors:



               (i)  a copy of such entity's certificate of
incorporation, as amended, certified as of a recent date by the Secretary of State of the state of its incorporation or a senior officer of such entity;



               (ii) a certificate of such Secretary of State, dated as of a recent date, as to the good standing of that entity and as to the charter documents on file in the office of such Secretary of State;



               (iii)  a certificate of the Secretary or an
Assistant Secretary of that entity dated the date of the initial Loans or the initial Letter of Credit hereunder, whichever first occurs, and certifying (A)that attached thereto is a true and complete copy of the by-laws of that entity as in effect on the date of such certification, (B)that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of that entity authorizing the Borrowings and Letter of Credit extensions hereunder, the execution, delivery and performance in accordance with their respective terms of this Agreement, the Notes to be executed by it, the Loan Documents and any other documents required or contemplated hereunder or thereunder and the granting of the security interest in the Cash Collateral Account contemplated hereby, (C) that the certificate of incorporation of that entity has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (i) above, and (D)as to the incumbency and specimen signature of each officer of that entity executing this Agreement, the Notes to be executed by it and the Loan Documents or any other document delivered by it in connection herewith or therewith (such certificate to contain a certification by another officer of that entity as to the incumbency and signature of the officer signing the certificate referred to in this clause (iii)).



          (b) NOTES. On or before the date of the initial Loans or the issuance of the initial Letter of Credit hereunder, whichever first occurs, the Administrative Agent shall have received Notes executed on behalf of the Borrower, dated the Closing Date, payable to the order of each of the Lenders, in the form of Exhibit B1, in an amount equal to such Lender's Commitment and in the form of ExhibitB2 in an amount equal to $15,000,000 to be delivered to the Administrative Agent for the Agent Advances.



          (c) THE PLAN OF REORGANIZATION. The Plan of Reorganization shall be reasonably satisfactory to the Requisite Lenders and shall provide, among other things, that all claims of the creditors (including trade creditors) of the Borrower and the Guarantors which arose, or are deemed to have arisen, prior to the Filing Date shall be converted into Equity Interests of the Borrower. The terms of all Equity Interests (including, without limitation, all preferred stock issued or to be issued (if any) by the Borrower related to the Plan of Reorganization) and indebtedness of the Borrower and the Guarantors to be outstanding after giving effect to the Plan of Reorganization shall be reasonably satisfactory in all respects to the Administrative Agent, PROVIDED, that any pre-petition tax claims may be paid subsequent to the Plan Effective Date pursuant to a payment plan (the "TAX PAYMENT PLAN") that is reasonably satisfactory to the Administrative Agent.



          (d) THE CONFIRMATION ORDER. At the time of the making of the initial Loans or at the time of the issuance of the initial Letter of Credit, whichever first occurs, the Administrative Agent, the Issuing Bank, the Collateral Agent and the Lenders shall have received a certified copy of the Confirmation Order in the form attached hereto as Exhibit C and the Confirmation Order shall be reasonably satisfactory to the Requisite Lenders. The Confirmation Order shall not have been reversed, modified or amended and shall not be stayed or subject to a motion to stay and, unless otherwise agreed by the Administrative Agent, all appeal periods relating to the Confirmation Order shall have expired, and no appeals from the Confirmation Order shall be outstanding. Except as consented to by the Administrative Agent, the Bankruptcy Court's retention of jurisdiction under the Confirmation Order shall not govern the enforcement of this Agreement and the other Loan Documents or any rights or remedies relating thereto after the Plan Effective Date,



         (e) PLAN EFFECTIVE DATE. All conditions precedent to the confirmation of the Plan of Reorganization and to the "effective date" (or such similar term) of the Plan of Reorganization (the "PLAN EFFECTIVE DATE") shall have been met (or the waiver thereof shall have been consented to by the Administrative Agent) and the Plan Effective Date and substantial consummation of the Plan of Reorganization shall have occurred or shall be scheduled to occur but for the making of the initial Loan hereunder.



          (f) SECURITY AGREEMENT. The Borrower shall have duly executed and delivered to the Collateral Agent a Security
Agreement in substantially the form of Exhibit E (the "SECURITY
AGREEMENT").



          (g) PLEDGE AGREEMENT. The Borrower shall have duly executed and delivered to the Collateral Agent a Pledge
Agreement in substantially the form of Exhibit E (the "PLEDGE
AGREEMENT").



          (h) TRADEMARK SECURITY AGREEMENT. The Borrower shall have duly executed and delivered to the Collateral Agent a Security Agreement and Mortgage - Trademarks in substantially the form of Exhibit E (the "TRADEMARK SECURITY AGREEMENT").



          (i) BUSINESS PLAN. The Borrower shall have delivered to the Administrative Agent at least sixty (60) days prior to the Plan Effective Date the Business Plan in form and substance satisfactory to the Administrative Agent.



          (j) OPINIONS OF COUNSEL TO THE BORROWER. The Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders shall have received the favorable written opinion of Dewey Ballantine, counsel to the Borrower and the Guarantors, and of such other counsel as is acceptable to the Administrative Agent, in each case dated the date of the initial Loans or the issuance of the initial Letter of Credit, whichever first occurs, substantially in the forms attached as ExhibitD.



          (k) PAYMENT OF FEES. Concurrent with the initial Borrowing, the Borrower shall have paid to the Administrative Agent, the Issuing Bank, the Collateral Agent and the Lenders the then unpaid balance of all accrued and unpaid Fees owed under and pursuant to this Agreement and the Fee Letter referred to in Section 2.19.



          (l) CORPORATE AND JUDICIAL PROCEEDINGS. All corporate and judicial proceedings and all instruments and agreements in connection with the transactions among the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate and judicial proceedings, which the Administrative Agent may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate, governmental or judicial authorities.



          (m) LIEN SEARCHES. On or before the Closing Date, the Administrative Agent shall have received the results of UCC-1 and other Lien searches conducted in State and county levels in jurisdictions in which the Borrower and the Guarantors conduct business and in the United States Patent and Trademark Office, which searches shall reflect the absence of Liens on the assets (including Inventory and Receivables) of the Borrower and the Guarantors, other than (i) Permitted Liens or Liens for which duly-completed and executed termination statements and releases reasonably satisfactory to the Administrative Agent have been tendered prior to or concurrently with the initial Credit Extension and (ii) Permitted Liens or Liens which have been duly terminated no later than the Closing Date by an order of the Bankruptcy Court in form and substance reasonably satisfactory to the Administrative Agent.



          (n) FILINGS. All filings and other actions required to create and perfect a first priority security interest in favor of the Collateral Agent, for its benefit and the ratable benefit of the Administrative Agent, the Issuing Bank, the Co-Agents and the Lenders, on all Collateral owned or to be owned by the Borrower shall have been duly made or taken.



          (o) ENVIRONMENTAL COMPLIANCE. The Borrower and the Guarantors shall have granted the Administrative Agent access to and the right to inspect all reports, audits and other internal information of the Borrower and the Guarantors relating to environmental matters, and any third party verification of certain matters relating to compliance with environmental laws and regulations requested by the Administrative Agent, and the Administrative Agent shall be satisfied that the Borrower and the Guarantors are in compliance in all material respects with all applicable environmental laws and regulations and be satisfied with the costs of maintaining such compliance.



          (p) ACCOUNTS RECEIVABLE FINANCING. Neither the Borrower nor any of the Guarantors shall be party to any accounts receivable financing arrangements whereby sales of Inventory are conducted through the use of an in-store credit card or through the use of a credit card offered by a third party lender (it being understood that the acceptance by the Borrower of credit cards issued by Visa, Mastercard or similar processors that does not entail an extension of credit by the Borrower to its own customers (and is non-recourse to the Borrower (other than, with respect to accounts financed under the Purchase and Service Agreement, to the limited extent set forth therein)) shall not be deemed to constitute such an accounts receivable financing arrangement, even if the Borrower's name or imprint appears on such Visa, Mastercard or similar credit cards).



          (q) CASH MANAGEMENT SYSTEM. The cash management system required to be maintained as of the date hereof pursuant to Sections 2.13 and 2.14 shall be in place in all material respects, as determined by the Administrative Agent in its sole and absolute discretion.



          (r) EXISTING CREDIT FACILITY. There shall exist no defaults, events of defaults or prospective defaults (based on projections provided by the Borrower) under the Existing Credit Facility and all principal, interest, fees, and any other obligations under the Existing Facility shall have been, or on the Closing Date will be, paid in full.



          (s)  ACCOUNTS PAYABLE.  All undisputed Accounts
Payable outstanding at the time of the Closing Date shall be reasonably paid to date within the terms of the applicable
Accounts Payable, as agreed to by the Borrower.



          (t) EBITDA. The Borrower's EBITDA (after cash restructuring costs (but excluding cash restructuring costs incurred in fiscal year 1997 up to an aggregate of $6,500,000)) for the 12-month period ending on the Closing Date shall not be less than that specified below opposite the applicable period:



          Period During Which Closing Date Occurs   EBITDA

          ---------------------------------------   ------



          on or prior to August 1998              $20,000,000

          September 1998 to November 1998         $25,000,000

          December 1998 and thereafter            $30,000,000



          (u) EXCESS AVAILABILITY UNDER EXISTING CREDIT FACILITY. As measured on the Closing Date, the amount available to be borrowed by the Borrower under the Existing Credit Facility using the borrowing base under the Existing Credit Facility (after giving effect to the repayment of all amounts outstanding under the Existing Credit Facility, all present and future payments contemplated under the Tax Payment Plan and all payments required under the Plan of Reorganization (other than payments to be made with the Escrow Proceeds)) shall not be less than the amount specified opposite the Borrower's fiscal month in which the Closing Date is to take place.



          Fiscal                           Required Excess

          Month                              Availability

       ------------                        ----------------



          February                           $42,000,000

          March	                              $53,000,000

          April	                              $39,000,000

          May                                $40,000,000

          June                               $25,000,000

          July                               $25,000,000

          August                             $36,000,000

          September                          $37,000,000

          October                            $35,000,000

          November                           $35,000,000

          December                           $38,000,000

          January                            $37,000,000



          (v) CONSENTS AND APPROVALS. The Administrative Agent shall be satisfied in its sole discretion that all insurance, Blocked Account Agreements, Payment Direction Agreements and other consents and approvals required or necessary hereunder have been received and are in full force and effect.



          (w) OTHER INFORMATION. On or before the Closing Date, the Administrative Agent shall have received an inventory analysis conducted by an inventory liquidation analysis firm retained by the Collateral Agent and a follow up review of the Borrower's books and records conducted by a commercial financial audit firm retained by the Collateral Agent and such other information (financial or otherwise) as it may have reasonably requested.



          (x) NO MATERIAL ADVERSE CHANGE. No event or series of events shall have occurred at any time after November 2, 1997, which the Required Lenders in good faith determine to constitute a material adverse change in (i)the assets, liabilities, business, operations, condition (financial or otherwise) or prospects of the Borrower or any Guarantor, or
(ii)the enforceability of the Liens, rights and remedies of the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders under the Loan Documents, (iii)the ability of the Borrower or the Guarantors to pay the Obligations when due and to perform their covenants and agreements under the Loan Documents, or (iv)the value of the assets of the Borrower and the Guarantors.



          (y) INSURANCE. The Collateral Agent shall be reasonably satisfied with the public liability insurance, third party property damage insurance and casualty insurance required to be maintained by the Borrower pursuant to Section 5.03 of this Agreement and the Borrower shall have delivered to the Collateral Agent all documentation required in connection with such insurance.



          (z) COLLATERAL ACCESS AGREEMENTS. The Administrative Agent shall be satisfied in its sole discretion that the Borrower shall have used its best efforts to obtain and deliver to the Collateral Agent Collateral Access Agreements duly-executed by the Borrower and each of the landlords of (i) the Borrower's warehouses located in Braintree, Massachusetts and Edison, New Jersey and (ii) any inventory location for which the landlord of such location is entitled under applicable law to a statutory lien for unpaid rent (as determined by the Collateral Agent).



          (aa) LITIGATION. As of the Plan Effective Date, the Administrative Agent shall be reasonably satisfied that no litigation commenced or threatened against the Borrower and its Affiliates could have a material adverse effect on the Borrower's or any Guarantor's financial condition, operations, assets or ability to repay the Loans and other Obligations under this Agreement and the other Loan Documents;



          (bb) OTHER CLOSING DOCUMENTS. The Administrative Agent shall have received all other documents, certificates and instruments required to be delivered to it pursuant to this Agreement and on the Closing Documents List (including, without limitation, executed copies of this Agreement, all other Loan Documents and a Borrowing Base Certificate) and such documents shall be satisfactory in form and substance to the Administrative Agent.



          (cc) OTHER FINANCIAL REQUIREMENTS. The financial condition, capital structure, liabilities and financial projections, including, without limitation, cash flow, of the Borrower shall be reasonably satisfactory to the Administrative
Agent in all respects.



          (dd) CLOSING DATE. The initial Credit Extension hereunder shall occur no later than one (1) Business Day after the Plan Effective Date.



     SECTION 4.02.CONDITIONS PRECEDENT TO EACH LOAN AND EACH LETTER OF CREDIT. The obligation of the Lenders to make each Loan and of the Issuing Bank to issue each Letter of Credit, including the initial Loan and the initial Letter of Credit, is subject to the following conditions precedent:



          (a) NOTICE. The Administrative Agent shall have received a notice with respect to such borrowing or issuance, as the case may be, as required by Article II.



          (b)  REPRESENTATIONS AND WARRANTIES.  All
representations and warranties contained in this Agreement and the other Loan Documents or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects on and as of the date of each Borrowing or the issuance of each Letter of Credit hereunder with the same effect as if made on and as of such date, other than representations and warranties that relate solely to an earlier date.



          (c) NO DEFAULT. On the date of each Borrowing hereunder and the issuance of each Letter of Credit, the Borrower and Guarantors shall be in compliance with all of the terms and provisions set forth herein to be observed or performed and no Default or Event of Default shall have occurred and be continuing.



          (d) BORROWING BASE CERTIFICATE. The Administrative Agent shall have received the timely delivery of the most recently required Borrowing Base Certificate within three (3) Business Days following the end of each business week (ending on the Saturday of such week), with each such Borrowing Base Certificate including schedules as required by the Collateral Agent.



          (e) PAYMENT OF FEES. The Borrower shall have paid to the Administrative Agent the then unpaid balance of all accrued and unpaid Fees then payable under and pursuant to this Agreement and the Fee Letter.



The request by the Borrower for, and the acceptance by the Borrower of, each extension of credit hereunder shall be deemed to be a representation and warranty by the Borrower that the conditions specified in this Section 4.02 have been satisfied at that time and that after giving effect to such extension of credit the Borrower shall continue to be in compliance with the Borrowing Base.





                    V.  AFFIRMATIVE COVENANTS



          From the date hereof and for so long as any Commitment shall be in effect or any Loan, Letter of Credit or other Obligation shall remain outstanding (unless such Letter of Credit is fully collateralized to the satisfaction of the Administrative Agent), the Borrower and each of the Guarantors agree that, unless the Required Lenders shall otherwise consent in writing, the Borrower and each Guarantor will:



     SECTION 5.01.FINANCIAL STATEMENTS, REPORTS, ETC. In the case of the Borrower and the Guarantors, (i) deliver to the Administrative Agent, the Issuing Bank, the Collateral Agent and each of the Lenders:



          (a) Within 90 days after the end of each fiscal year of BI, BI's consolidated and the Borrower's consolidated balance sheet and related statement of income and cash flows, showing the financial condition of BI, the Borrower and the Guarantors on a consolidated basis and the Borrower on a consolidated basis as of the close of such fiscal year and the results of their respective operations during such year, to be audited by Arthur Andersen or other independent public accountants of recognized national standing acceptable to the Required Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) and to be certified by a Financial Officer of the Borrower to the effect that such consolidated financial statements fairly present the financial condition and results of operations of BI, the Borrower and the Guarantors on a consolidated basis and the Borrower on a consolidated in accordance with GAAP consistently applied;



          (b)  Within 45 days after the end of the first three
fiscal quarters of BI (commencing with the fiscal quarter ending
on or about           , 199 ) and within 60 days after the end of

            ----------     -

the fourth fiscal quarter of each fiscal year of BI, BI's consolidated and the Borrower's consolidated balance sheets and related statements of income and cash flows, showing the financial condition of BI, the Borrower, and the Guarantors on a consolidated basis and the Borrower on a consolidated basis as of the close of such fiscal quarter and the results of their respective operations during such fiscal quarter and the then elapsed portion of the fiscal year, each certified by a Financial Officer as fairly presenting the financial condition and results of operations of BI, the Borrower and the Guarantors on a consolidated basis and the Borrower on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;



          (c) Concurrently with any delivery of financial statements under (a) or (b) above, a certificate of the accounting firm or a Financial Officer, as the case may be, opining on or certifying such statements (i) certifying that no Default or Event of Default has occurred, or, if such a Default or Event of Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the provisions of Sections 6.04, 6.05, 6.06 and 6.07 hereof;



          (d) Within 30 days of the end of each fiscal month of BI (commencing with the fiscal month ending on or about
            , 199 ) (or 45 days with respect to the fiscal month

-----------     -

ending at the end of each fiscal quarter of BI), the unaudited monthly income statement, balance sheet and cash flow report of BI, the Borrower and the Guarantors on a consolidated basis and the Borrower on a consolidated basis as of the close of such fiscal month and the results of their respective operations during such fiscal period and the then elapsed portion of the fiscal year (and such other cash flow reports and operating statements as the Administrative Agent, the Issuing Bank, the Collateral Agent or any Lender may reasonably request), all certified by a Financial Officer as fairly presenting the results of operations of BI, the Borrower and the Guarantors on a consolidated basis and the Borrower on a consolidated basis, subject to normal year-end audit adjustments;



          (e)  To the extent not otherwise required under this
Section 5.01, those additional reports listed on Schedule
5.01(e) hereto;



          (f)  Promptly after the same become publicly
available, copies of all periodic and other reports, proxy statements and other materials filed by it with the Securities and Exchange Commission, or any governmental authority succeeding to any of or all the functions of said commission, or with any national securities exchange, as the case may be;



          (g) As soon as available and in any event (A) within 30 days after the Borrower or any of its ERISA Affiliates knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Single Employer Plan of the Borrower or such ERISA Affiliate has occurred and (B) within 10 days after the Borrower or any of its ERISA Affiliates knows or has reason to know that any other Termination Event with respect to any such Plan has occurred, a statement of a Financial Officer describing such Termination Event and the action, if any, which the Borrower or such ERISA Affiliate proposes to take with respect thereto;



          (h) Promptly and in any event within 10 days after receipt thereof by the Borrower or any of its ERISA Affiliates from the PBGC copies of each notice received by the Borrower or any such ERISA Affiliate of the PBGC's intention to terminate any Single Employer Plan of the Borrower or such ERISA Affiliate or to have a trustee appointed to administer any such Plan;



          (i) Promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Single Employer Plan of the Borrower or any of its ERISA Affiliates;



          (j) Within 10 days after notice is given or required to be given to the PBGC under Section 302(f)(4)(A) of ERISA of the failure of the Borrower or any of its ERISA Affiliates to make timely payments to a Plan, a copy of any such notice filed and a statement of a Financial Officer of the Borrower setting forth (A) sufficient information necessary to determine the amount of the lien under Section 302(f)(3), (B) the reason for the failure to make the required payments and (C) the action, if any, which the Borrower or any of its ERISA Affiliates proposed to take with respect thereto;



          (k) Promptly and in any event within 10 days after receipt thereof by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor, a copy of each notice received by the Borrower or any ERISA Affiliate concerning (A) the imposition of Withdrawal Liability by a Multiemployer Plan, (B) the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA, (C) the termination of a Multiemployer Plan within the meaning of Title IV of ERISA, or (D) the amount of liability incurred, or which may be incurred, by the Borrower or any ERISA Affiliate in connection with any event described in clause (A),
(B) or (C) above; and



          (l)  Promptly, from time to time, such other
information regarding the operations, business affairs and financial condition of the Borrower or any Guarantor, or compliance with the terms of any material loan or financing agreements as the Administrative Agent, the Issuing Bank, the Collateral Agent or any Lender may reasonably request.



     (ii) Furnish to the Administrative Agent and its counsel promptly after the same is available, copies of all pleadings, motions, applications, judicial information, financial information and other documents filed by or on behalf of the Borrower or any of the Guarantors with the Bankruptcy Court or any other court of competent jurisdiction.



     SECTION 5.02.CORPORATE EXISTENCE.   Do or cause to be done
and cause each of the Guarantors to do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence, material rights, licenses, permits and franchises and comply in all material respects with all laws and regulations applicable to it; PROVIDED that nothing in this Section 5.02 shall prohibit any Guarantor from being merged into the Borrower in accordance with Section 6.02 of this Agreement.



     SECTION 5.03.INSURANCE.



          (a) Keep its insurable properties (including, without limitation, the Collateral) insured at all times, against such casualty risks, including fire and other risks insured against by extended coverage, as is customary with companies of the same or similar size in the same or similar businesses in amounts and coverages reasonably satisfactory to the Collateral Agent in its sole discretion. Such casualty insurance policies shall name the Collateral Agent as loss payee and shall contain such other provisions as the Collateral Agent may reasonably require to fully protect the Collateral Agent's interest in the Collateral and to any payments to be made under such policies in excess of $25,000 per occurrence. The Borrower shall diligently file and prosecute its claim or claims for any award or payment in connection with any casualty loss and the Borrower shall deposit in the BBNA Concentration Account, promptly upon receipt thereof, any and all insurance proceeds and payments by the Borrower on account of any such casualty loss. After the occurrence and during the continuance of an Event of Default,
(i)no settlement on account of any such casualty loss shall be made without the consent of the Lenders and (ii)the Collateral Agent may participate in any such proceedings and the Borrower shall deliver to the Collateral Agent such documents as may be requested by the Collateral Agent to permit such participation and shall consult with the Collateral Agent, its attorneys and agents in the making and prosecution of such claim or claims. The Borrower hereby irrevocably authorizes and appoints the Collateral Agent its attorney-in-fact, after the occurrence and during the continuance of an Event of Default, to collect and receive any such award or payment and to file and prosecute such claim or claims, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest, and the Borrower shall, upon demand of the Collateral Agent, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to the Collateral Agent for the benefit of the Lenders, free and clear of any encumbrances of any kind or nature whatsoever.



          (b) Maintain in full force and effect public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by the Borrower or any Subsidiary, as the case may be, in such amounts and with such deductibles as are customary with companies of the same or similar size in the same or similar businesses and in the same geographic area in amounts and coverages reasonably satisfactory to the Collateral Agent in its sole discretion.



          (c) Maintain such other insurance as may be required by law.



          (d)  Maintain the Administrative Agent, the Issuing
Bank, the Collateral Agent, the Co-Agents, BSI and the Lenders as additional insureds on all liability policies of the Borrower and the Guarantors.



     SECTION 5.04.OBLIGATIONS AND TAXES.   With respect to the
Borrower and each Guarantor, pay all its material obligations in accordance with their terms and pay and discharge promptly all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become in default, as well as all material lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; PROVIDED, HOWEVER, that the Borrower and each Guarantor shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings (if the Borrower and the Guarantors shall have set aside on their books adequate reserves therefor).



     SECTION 5.05.NOTICE OF EVENT OF DEFAULT, ETC. Promptly give to the Administrative Agent, the Issuing Bank, the Collateral Agent and each Lender notice in writing of any Default or Event of Default or any threatened or pending litigation that could reasonably be expected to have a material adverse effect on the Borrower if adversely determined.



      SECTION 5.06.BORROWING BASE CERTIFICATE.   Furnish to the
Administrative Agent as soon as available and in any event on or before Thursday of each week a Borrowing Base Certificate for the week ending on the immediately preceding Saturday, substantially in the form of Exhibit A-1 or A-2, as the case may be.



     SECTION 5.07.ACCESS TO BOOKS AND RECORDS; INSPECTIONS.



          (a) Maintain or cause to be maintained at all times true and complete books and records of the financial operations of the Borrower and the Guarantors.



          (b) Provide the Administrative Agent, the Issuing Bank, the Collateral Agent, the Lenders and their representatives access to all such books and records (to the extent not covered by a legal privilege and if any such materials are so privileged, subject to the Administrative Agent's ability to discuss with the Borrower, the Guarantors and their professional advisors the matters contained in such privileged materials and otherwise be satisfied with respect thereto, as determined by the Administrative Agent) during regular business hours, in order that they may examine and make abstracts or copies from such books, accounts, records and other papers (including, but not limited to, pertaining to Inventory and Receivables included in the Borrowing Base) for the purpose of verifying the accuracy of any information delivered by the Borrower or the Guarantors to the Administrative Agent, the Issuing Bank, the Collateral Agent or the Lenders pursuant to this Agreement or for any other purpose reasonably related to this Agreement.



          (c) At any reasonable time and from time to time during regular business hours, permit the Administrative Agent, the Issuing Bank, the Collateral Agent, either Co-Agent, any Lender or any representatives of the Administrative Agent, the Issuing Bank, the Collateral Agent, either Co-Agent or any such Lender (including, without limitation, examiners, appraisers and consultants) thereof to visit and/or inspect the properties and assets (whether owned, leased or rented), systems and procedures (including those relating to cash management) of the Borrower and the Guarantors, to conduct Collateral examinations and verify the components of the Borrowing Base and to discuss the assets, liabilities, business, operations, systems, procedures, conditions or prospects of the Borrower or any Guarantor with its directors, officers, employees, advisors and consultants.



          (d) Permit the Administrative Agent, the Issuing Bank, the Collateral Agent, any Lender or any representatives thereof to discuss directly with the Borrower's independent certified public accountants the business, financial condition and other affairs of the Borrower.



     SECTION 5.08.FEES. In addition to the other Fees and expenses due hereunder, pay on demand all reasonable fees and expenses of any consultants, appraisers and advisors retained by either of the Agents in connection herewith or any other Loan Document.



     SECTION 5.09.PROJECTIONS; BUSINESS PLAN. As soon as practicable, but in no event later than 60 days prior to each fiscal year end, furnish to the Administrative Agent the Borrower's preliminary business plan and financial projections for the 12-month fiscal period ending on or about January 31 in the next succeeding year (with the corresponding final business plan to follow within 30 days after the end of such fiscal year), in each case in form and substance satisfactory to the Administrative Agent, and make a Financial Officer available to meet and discuss the same with the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders. At any time that the Borrower believes the assumptions, assertions or other information set forth in the Business Plan are no longer accurate or are outdated, as soon as practicable thereafter, the Borrower shall deliver a revised business plan for the remainder of such 12-month fiscal period.



     SECTION 5.10.ERISA. The Borrower shall establish, maintain and operate all Plans to comply in all material respects with the provisions of ERISA, the Code, and all other requirements of Law, other than to the extent that the Borrower is in good faith contesting by appropriate proceedings and with adequate reserves the validity or application of any such provision, law, rule, regulation or interpretation.



     SECTION 5.11.ENVIRONMENTAL AND OTHER MATTERS. The Borrower and its Guarantors will conduct their businesses so as to comply in all material respects with all applicable federal, state and local laws, regulations, directions, ordinances, criteria and guidelines, including, without limitation, environmental, land use, occupational safety and health laws, regulations, directions, ordinances, criteria, guidelines, requirements and permits in all jurisdictions in which any of them is or may at any time be doing business, except to the extent that the Borrower or any of the Guarantors are contesting, in good faith by appropriate legal proceedings, any such law, regulation, direction, ordinance, criteria, guideline or interpretation thereof or application thereof; PROVIDED, FURTHER, that the Borrower and each of the Guarantors shall comply with the order of any court or other Governmental Authority relating to such laws unless the Borrower or the Guarantors shall currently be prosecuting an appeal or proceedings for review and shall have secured a stay of enforcement or execution postponing enforcement or execution pending such appeal or proceedings for review. The Borrower shall promptly take all actions necessary to prevent the imposition of any Liens on any of its properties arising out of or related to any environmental matters or otherwise. At the request of the Administrative Agent, and at the sole cost and expense of the Borrower, the Borrower shall provide the Administrative Agent with any additional information or reports relating to environmental matters and any potential related liability resulting therefrom as the Administrative Agent may reasonably request. In addition, the Borrower shall provide the Administrative Agent, at the Borrower's sole cost and expense, with copies of any environmental audits, surveys or reports conducted in connection with the purchase or sale by the Borrower of any real property.



     SECTION 5.12.MAINTAIN CASH CONCENTRATION SYSTEM.   Maintain
the BBNA Concentration Account and otherwise comply with the provisions of Section 2.13 of this Agreement.



     SECTION 5.13.MAINTAIN SECURITY INTEREST. In the case of the Borrower, execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Security Documents or otherwise reasonably deemed by the Collateral Agent necessary or desirable for the continued validity, perfection and first-priority status of the Liens on the Collateral covered thereby. If at any time following the Closing Date the Borrower shall acquire property of any nature whatsoever (other than Real Property) which is intended to be by the terms of the applicable Security Documents and is not otherwise subject to the Lien created by such Security Documents, as soon as possible and in no event later than ten (10) days after the relevant acquisition date, the Borrower shall grant to the Collateral Agent, for its benefit and the ratable benefit of the Administrative Agent, the Issuing Bank, the Co-Agents and the Lenders, a first priority Lien on such property as collateral security for the Obligations pursuant to documentation reasonably satisfactory in form and substance to the Collateral Agent.



     SECTION 5.15.COLLATERAL ACCESS AGREEMENTS. Until such time as the Administrative Agent otherwise notifies the Borrower in writing, obtain and deliver as soon as practicable to the Collateral Agent Collateral Access Agreements duly-executed by the Borrower and each of the landlords of (i) the Borrower's warehouses located in Braintree, Massachusetts and Edison, New Jersey and (ii) any inventory location for which the landlord of such location is entitled under applicable law to a statutory lien for unpaid rent (as determined by the Collateral Agent).



     SECTION 5.15.INVENTORY. Cause all Inventory to be (i) located at such places, (ii) in such amounts and (iii) of the quality and value represented to the Collateral Agent by the Borrower on or about the Closing Date.



     SECTION 5.16.FURTHER ASSURANCES. Take all such further actions and execute all such further documents and instruments as the Administrative Agent or the Collateral Agent may at any time reasonably determine in its sole discretion to be necessary or desirable to further carry out and consummate the transactions contemplated by this Agreement and the other Loan Documents, to cause the execution, delivery and performance of this Agreement and the other Loan Documents to be duly authorized and to perfect or protect the Liens (and the priority status thereof) of the Collateral Agent in the Collateral.



                    VI.  NEGATIVE COVENANTS



     From the date hereof and for so long as any Commitment shall be in effect or any Loan, Letter of Credit, or other Obligation shall remain outstanding unless such Letter of Credit is fully collateralized to the satisfaction of the Administrative Agent, the Borrower and each of the Guarantors agree that, unless the Required Lenders shall otherwise consent in writing, the Borrower and each of the Guarantors will not (and will not apply to the Bankruptcy Court for authority to):



     SECTION 6.01.LIENS. Incur, create, assume or suffer to exist any Lien on any property of the Borrower or the Guarantors whether now owned or hereafter acquired by the Borrower, other than (i) Permitted Liens; (ii) Liens in favor of the Collateral Agent, for its benefit and the ratable benefit of the Administrative Agent, the Issuing Bank, the Co-Agents and the Lenders pursuant to the Loan Documents; or (iii) Liens on any interests in Real Property securing Indebtedness permitted under
Section 6.03(iii).



     SECTION 6.02.MERGER, ETC.   Consolidate or merge with or
into another Person (other than with Subsidiaries or BI so long as the Borrower is the surviving entity) or enter into any stock or asset acquisitions.



     SECTION 6.03.INDEBTEDNESS.   Contract, create, incur,
assume or suffer to exist any Indebtedness, except for (i) Indebtedness arising under this Agreement and any other Loan Document; (ii) Indebtedness secured by purchase money Liens and Capitalized Leases in an aggregate amount not to exceed $10,000,000 incurred after the Closing Date; and (iii) Indebtedness secured by any interests in Real Property owned or leased by the Borrower or any Guarantor that is non-recourse to the Borrower and the Guarantors and is otherwise on terms and conditions reasonably satisfactory to the Administrative Agent and the proceeds of which are deposited in the BBNA Concentration Account for application to the Obligations in accordance with Section 2.14.



     SECTION 6.04.CAPITAL EXPENDITURES. Make Capital Expenditures in any fiscal year in excess of $20,000,000; PROVIDED, that, so long as there is no Default or Event of Default, if, as of the end of the Borrower's fiscal year, the Borrower's EBITDA for the previous 12-month period exceeds $40,000,000, the Borrower may increase its Capital Expenditures above $20,000,000 for the next fiscal year by the lesser of (x) 50% of the EBITDA in excess of $40,000,000, and (y) $10,000,000.



     SECTION 6.05.EBITDA. Permit EBITDA (after cash restructuring costs (but excluding cash restructuring costs incurred in fiscal year 1997 (up to $6,500,000))) for the 12-month period ending on or about the date set forth below to be less than the amount specified opposite such date:



     Fiscal Quarter of the Borrower Ending      Rolling EBITDA

     -------------------------------------      --------------

     on or about April 30, 1998                  $ 5,000,000

     on or about July 31, 1998                   $ 5,000,000

     on or about October 31, 1998                $10,000,000

     on or about January 31, 1999                $15,000,000

     on or about April 30, 1999                  $17,500,000

     on or about July 31, 1999                   $20,000,000

     on or about October 31, 1999                $25,000,000

     on or about January 31, 2000                $30,000,000

      and each fiscal quarter thereafter



     SECTION 6.06.ACCOUNTS PAYABLE TO INVENTORY RATIO. Permit the ratio of the amount of Accounts Payable to the value of Inventory of the Borrower (valued on a first in - first out basis at the lower of cost or market calculated on the retail method in accordance with GAAP and shown on the Borrower's financial statements), expressed as a percentage, at the end of each month in any year set forth below to be less than the percentage specified opposite such month:



      Month                Minimum Percentage

      -----                ------------------

     January                       32.5%

     February                      37.5%

     March                         37.5%

     April                         37.5%

     May                           37.5%

     June                          37.5%

     July                          37.5%

     August                        42.5%

     September                     42.5%

     October                       42.5%

     November                      42.5%

     December                      37.5%





     SECTION 6.07.DEBT COVERAGE RATIO. For the fiscal quarter of the Borrower ending on or about January 31, 2000, and ending on each fiscal quarter thereafter, permit the Borrower's ratio of (a) EBITDA LESS Capital Expenditures to (b) cash Interest Expense PLUS principal payments on any Indebtedness, for the 12-month period ending on the last day of each such fiscal quarters to be less 1.25:1.



     SECTION 6.08.GUARANTEES AND OTHER LIABILITIES. Purchase or repurchase (or agree, contingently or otherwise, so to do) the Indebtedness of, or assume, guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance of any obligation or capability of so doing, or otherwise), endorse or otherwise become liable, directly or indirectly, in connection with the obligations, stock or dividends of any Person, or permit any Subsidiary or Guarantor to do so, except for the Guaranty of the Guarantors hereunder.



     SECTION 6.09.DIVIDENDS; CAPITAL STOCK.   Declare or pay,
directly or indirectly, any dividends or make any other distribution or payment, whether in cash, property, securities or a combination thereof, with respect to (whether by reduction of capital or otherwise) any shares of capital stock (or any options, warrants, rights or other equity securities or agreements relating to any capital stock), or set apart any sum for the aforesaid purposes; PROVIDED that any subsidiary of the Borrower may pay dividends to the Borrower.



     SECTION 6.10.TRANSACTIONS WITH AFFILIATES. Sell or transfer any property or assets to, or otherwise engage in any other transactions with, any of its shareholders or Affiliates, except that the Borrower or any Guarantor may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Guarantor than could be obtained on an arm's-length basis from unrelated third parties and which are consistent with past practices. (Notwithstanding the foregoing, the Borrower may not transfer any assets to any Guarantor except for proceeds of the loans to the extent provided in Section 3.10.)



     SECTION 6.11.INVESTMENTS, LOANS AND ADVANCES. Purchase, hold or acquire any capital stock, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other Person (all of the foregoing, "INVESTMENTS"), except for (i) ownership of the capital stock of BAC by BI, the Borrower by BAC and each of the Guarantors listed on Schedule 3.04 (other than BI and BAC) by the Borrower, (ii) relocation or similar type loans or advances to new employees not in excess of $750,000 in the aggregate during the term of this Agreement, (iii) Permitted Investments [and (iv) as provided in Section 3.10].



     SECTION 6.12.DISPOSITION OF ASSETS.   Sell or otherwise
dispose of any assets (including, without limitation, the capital stock of any Subsidiary), except for (a)sales of Inventory in arm's-length transactions in the ordinary course of business and (b) so long as no Default or Event of Default has occurred or is continuing or would occur after giving effect to such sale or disposition, (i) sales of Inventory, furniture, fixtures and equipment located in the retail stores set forth on
Schedule 6.12 that are closed or otherwise disposed of, (ii) the sale of obsolete or worn out equipment disposed of in the ordinary course of business, and (iii) the sale or other transfer of Real Property, the proceeds of which are deposited in the BBNA Concentration Account for application to the Obligations in accordance with Section 2.14; PROVIDED that the return to vendors of out-of-season, defective, damaged or nonconforming Inventory or negotiated returns for credit shall not be deemed prohibited by this Agreement .



     SECTION 6.13.NATURE OF BUSINESS.



     (a) Modify or alter in any material manner the nature and type of its business as conducted at the Closing Date or the manner in which such business is conducted.



     (b) Change, in any material respect, any of its inventory or sales accounting, invoicing or billing practices or management information or reporting systems except for the change of the Borrower's Inventory tracking and accounting system reasonably satisfactory to the Administrative Agent (PROVIDED that, after such change, the Borrower continues to use accounting and tracking methodologies consistent with those currently used by the Borrower).



     (c) Close any retail store, except as projected in the Plan of Reorganization and/or the Business Plan.



     (d)  Move Inventory from other than the locations listed on
Schedule 3.11(a).



     SECTION 6.14.CONFLICTING AGREEMENTS, ORDERS OR ACTIONS. Enter into any stipulation or agreement, request or permit or suffer itself or any Guarantor to take any other action which does or could conflict or materially interfere with any of the rights, privileges, benefits or remedies of the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents or any of the Lenders under any of the Loan Documents, or materially diminish or impair the practical realization of any such right, privilege, benefit or remedy.



                      VII.  EVENTS OF DEFAULT



     SECTION 7.01.EVENTS OF DEFAULT.   If any of the following
events (each, an "EVENT OF DEFAULT") occurs:



     (a) any material representation or warranty made by the Borrower or any Guarantor in this Agreement or in any Loan Document or in connection with this Agreement or with the execution and delivery of the Notes or the credit extensions hereunder or any material statement or representation made in any report, financial statement, certificate or other document furnished by the Borrower or any Guarantors to the Administrative Agent, the Issuing Bank, the Collateral Agent or any of the Lenders under or in connection with this Agreement or any other Loan Document, shall prove to have been false or misleading in any material respect when made or delivered; or



     (b) default shall be made in the payment of any (i) Fees or interest on the Loans when due, and such default shall continue unremedied for more than three (3) Business Days or
(ii) principal of the Loans or other amounts payable by the Borrower hereunder (including, without limitation, reimbursement obligations or cash collateralization in respect of Letters of Credit), when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise; or



     (c) default shall be made by the Borrower or any Guarantor in the due observance or performance of any covenant, condition or agreement contained in Article VI hereof; or



     (d) default shall be made by the Borrower or any Guarantor in the due observance or performance of any other covenant, condition or agreement to be observed or performed pursuant to the terms of this Agreement or any of the other Loan Documents and, with respect to Sections 5.01, 5.02 or 5.10, such default shall continue unremedied for more than five (5) Business Days; or



     (e) dissolution, liquidation, winding up or cessation of the Borrower's or any Guarantor's businesses, or the failure of the Borrower or any Guarantor to meet its debts as they mature, or the calling of one or more meetings of the Borrower's or any Guarantor's major creditors for purposes of obtaining a moratorium on payment or a compromise of the Borrower's or any Guarantor's debts; or



     (f) the insolvency of the Borrower or any Guarantor or the commencement by or against the Borrower or any Guarantor of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceedings under any federal or state law and, in the event any such proceeding is commenced against the Borrower or any Guarantor, such proceeding is not dismissed within thirty (30) days; or



     (g) the loss by the Borrower or any Guarantor of any lease, permit, franchise or agreement, the loss of which could reasonably be expected to have a material adverse effect on the financial condition, operations or assets of the Borrower or the Guarantors, or their ability to repay the Obligations or of the Collateral Agent to realize on the Collateral; or



     (h) failure of (i) Peter Thorner or some other person reasonably acceptable to the Administrative Agent, to participate in the affairs of the Borrower and Guarantors as Chairman of the Board of Directors and Chief Executive Officer with no diminution in the present responsibilities and authority related to this executive management position and (ii) Cornelius
F. Moses, III or some other person reasonably acceptable to the Administrative Agent, to act as Senior Vice President and Chief Financial Officer, with no diminution in the present responsibilities and authority related to this executive management position; or



     (i) the occurrence of a default or event of default (in each case without regard to any applicable grace periods) which permits, or could permit, the acceleration of the maturity of, any note, agreement or instrument evidencing any other Indebtedness of the Borrower or any of the Guarantors, and the aggregate principal amount of all such Indebtedness with respect to which such a default or an event of default has occurred, or the maturity of which is permitted to be accelerated, exceeds $10,000,000; or



     (j) (A) any material provision of any Loan Document shall, for any reason, cease to be valid and binding on the Borrower or any of the Guarantors or (B) any Lien granted to the Collateral Agent under any Loan Document shall cease to be a first-priority perfected Lien (subject only to Permitted Liens), or, in the case of (A) or (B) the Borrower or any of the Guarantors shall so assert in any pleading filed in any court; or



     (k) greater than fifty percent (50%) of the Borrower's stores close for more than seven (7) consecutive days, unless such closures are covered by business interruption insurance; or



     (l) any one or more judgments or orders as to a liability or debt for the payment of money (not covered by insurance and workers' compensation payments) in excess of $5,000,000 in the aggregate shall be rendered against the Borrower or any of the Guarantors and either (i)enforcement proceedings shall have been commenced and shall be continuing by any creditor upon such judgment or order or (ii)there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal, payment or otherwise, shall not be in effect; or



     (m) any non-monetary judgment or order shall be rendered against the Borrower or any of the Guarantors which does or would reasonably be expected to (i) cause a material adverse change in the financial condition, business, operations or assets of the Borrower and the Guarantors taken as a whole on a consolidated basis, (ii) have a material adverse effect on the ability of the Borrower or any of the Guarantors to perform their respective obligations under any Loan Document, or (iii) have a material adverse effect on the Collateral or on the rights and remedies of the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents or any Lender under any Loan Document, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or



     (n)  any Termination Event described in clauses (iii) or
(iv) of the definition of such term shall have occurred and shall continue unremedied for more than 10 days and the sum (determined as of the date of occurrence of such Termination Event) of the Insufficiency of the Plan in respect of which such Termination Event shall have occurred and be continuing and the Insufficiency of any and all other Plans with respect to which such a Termination Event (described in such clauses (iii) or (iv)) shall have occurred and then exist is equal to or greater than $5,000,000; or



     (o) (i) the Borrower or any ERISA Affiliate thereof shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan,
(ii) the Borrower or such ERISA Affiliate does not have reasonable grounds to contest such Withdrawal Liability and is not in fact contesting such Withdrawal Liability in a timely and appropriate manner, and (iii) the amount of such Withdrawal Liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date of such notification), exceeds $5,000,000 allocable to post-petition obligations or requires payments exceeding $500,000 per annum, in excess of the annual payments made with respect to such MultiEmployer Plans by the Borrower or such ERISA Affiliate for the plan year immediately preceding the plan year in which such notification is received; or



     (p) the Borrower or any ERISA Affiliate thereof shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Borrower and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years that include the date hereof by an amount exceeding $5,000,000; or



     (q) the Borrower or any ERISA Affiliate shall have committed a failure described in Section 302(f) (1) of ERISA (other than the failure to make any contribution accrued and unpaid as of the Filing Date) and the amount determined under
Section 302 (f) (3) of ERISA is equal to or greater than $5,000,000; or



     (r) it shall be determined (whether by the Bankruptcy Court or by any other judicial or administrative forum) that the Borrower is liable for the payment of claims arising out of any failure to comply (or to have complied) with applicable environmental laws or regulations the payment of which will have a material adverse effect on the financial condition, business, properties, operations or assets of the Borrower or the Borrower and/or the Guarantors, taken as a whole; or



     (s) any Person or group (as defined in the Securities Exchange Act of 1934, as amended), other than the holders of voting stock of BI as of the Filing Date, shall acquire for the first time the direct or indirect ownership (constructive or otherwise), or the direct or indirect power to vote more than fifty percent (50%) of the outstanding voting stock of BI;



then, and in every such event and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice (a "DEFAULT NOTICE") to the Borrower take one or more of the following actions, at the same or different times: (i) terminate forthwith all obligations of the Lenders and the Issuing Bank to extend credit under this Agreement, including any and all obligations to make Loans or to issue Letters of Credit; (ii)declare the Loans then outstanding to be forthwith due and payable, whereupon the principal of all outstanding Loans together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantors, anything contained herein or in any other Loan Document to the contrary notwithstanding; (iii) require the Borrower and the Guarantors to deposit in the Cash Collateral Account, no later than the first Business Day after such Default Notice is given, cash in an amount equal to the sum of 105% of the aggregate amounts that then are or thereafter may become available for drawing or payment under all outstanding Letters of Credit and (without limiting or restricting any application permitted under Sections
2.13 and 2.14) to the extent the Borrower and the Guarantors shall fail to furnish such funds as demanded by the Administrative Agent, the Administrative Agent shall be authorized to debit the accounts of the Borrower and the Guarantors maintained with the Administrative Agent in such amount; (iv) set-off amounts in the Cash Collateral Account or any other accounts maintained by the Administrative Agent and apply such amounts to the obligations of the Borrower and the Guarantors hereunder and in the other Loan Documents (but this clause (iv) shall not limit or restrict any application permitted under Sections 2.13 and 2.14); (v) instruct the Collateral Agent to exercise its remedies under the Security Documents (including, without limitation, foreclosure upon and taking possession of the Collateral) and (vi)exercise any and all remedies under the Loan Documents and applicable law available to the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders.



     SECTION 7.02.WHEN CONTINUING. For all purposes under this Agreement, each Default that has occurred and each Event of Default that has occurred shall be deemed to be continuing at all times thereafter unless it either (a) is cured or corrected to the reasonable written satisfaction of the Required Lenders or (b) is waived in writing by the Required Lenders.



                  VIII.  THE AGENTS



     SECTION 8.01.ADMINISTRATION BY ADMINISTRATIVE AGENT. The general administration of the Loan Documents shall be by the Administrative Agent. The Lenders, the Collateral Agent and the Issuing Bank each hereby irrevocably authorizes the Administrative Agent, at its discretion, to take or refrain from taking such actions as agent on its behalf and to exercise or refrain from exercising such powers under the Loan Documents and the Notes as are delegated by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto. The Administrative Agent shall have no duties or responsibilities except as set forth in this Agreement and the remaining Loan Documents.



     SECTION 8.02.THE COLLATERAL AGENT. Each Lender hereby irrevocably designates BBRF as Collateral Agent under this Agreement and the other Loan Documents. All Collateral shall be held or administered by the Collateral Agent (or its duly-appointed agent) for its benefit and for the ratable benefit of the Lenders, the Administrative Agent, the Co-Agents and the Issuing Bank. Any proceeds received by the Collateral Agent from the foreclosure, sale, lease or other disposition of any of the Collateral and any other proceeds received pursuant to the terms of the Security Documents or the other Loan Documents shall be paid over to the Administrative Agent for application as provided in Sections 2.14(a) and (b).



     SECTION 8.03.ADVANCES AND PAYMENTS.



          (a) On the date of each Loan, the Administrative Agent shall be authorized (but not obligated) to advance, for the account of each of the Lenders, the amount of the Loan to be made by it in accordance with its Commitment hereunder. Should the Administrative Agent do so, each of the Lenders agrees forthwith to reimburse the Administrative Agent in immediately available funds for the amount so advanced on its behalf by the Administrative Agent, together with interest at the Federal Funds Effective Rate if not so reimbursed on the date due from and including such date but not including the date of reimbursement.



          (b) Any amounts received by the Administrative Agent in connection with this Agreement or the other Loan Documents (other than amounts to which the Administrative Agent is entitled pursuant to Sections 2.19, 5.08, 8.06, 10.05 and 10.06), the application of which is not otherwise provided for in this Agreement shall be applied in the order of priority set forth in Sections 2.14(a) and (b). All amounts to be paid to a Lender, the Collateral Agent, either Co-Agent or the Issuing Bank by the Administrative Agent shall be credited to that Lender, the Collateral Agent, such Co-Agent or the Issuing Bank, as applicable, after collection by the Administrative Agent, in immediately available funds either by wire transfer or deposit in the correspondent account of that Lender, the Collateral Agent, such Co-Agent or the Issuing Bank with the Administrative Agent, as such Lender, the Collateral Agent, such Co-Agent or the Issuing Bank and the Administrative Agent shall from time to time agree.



     SECTION 8.04.SHARING OF EXCESS PAYMENTS. Each of the Lenders, the Collateral Agent, each Co-Agent and the Issuing Bank agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower or any Guarantor, including, but not limited to, a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim and received by such Lender, the Collateral Agent, such Co-Agent or the Issuing Bank under any applicable bankruptcy, insolvency or other similar law, or otherwise, obtain payment in respect of its Obligations owed it (an "EXCESS PAYMENT") as a result of which such Lender, the Collateral Agent, such Co-Agent or the Issuing Bank has received payment of any Loans or other Obligations outstanding to it in excess of the amount that it would have received if all payments at any time applied to the Loans and other Obligations had been applied in the order of priority set forth in Section 2.14, then such Lender, the Collateral Agent, such Co-Agent or the Issuing Bank shall promptly purchase at par (and shall be deemed to have thereupon purchased) from the other Lenders, the Collateral Agent, each Co-Agent and the Issuing Bank, as applicable, a participation in the Loans and Obligations outstanding to such other Persons, in an amount determined by the Administrative Agent in good faith as the amount necessary to ensure that the economic benefit of such excess payment is reallocated in such manner as to cause such excess payment and all other payments at any time applied to the Loans and other Obligations to be effectively applied in the order of priority set forth in Section 2.14; PROVIDED, that if any such excess payment is thereafter recovered or otherwise set aside such purchase of participations shall be correspondingly rescinded (without interest). The Borrower expressly consents to the foregoing arrangements and agrees that any Lender, the Collateral Agent, any Co-Agent or the Issuing Bank holding (or deemed to be holding) a participation in any Loan or other Obligation may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender, the Collateral Agent, such Co-Agent or the Issuing Bank as fully as if such Lender, the Collateral Agent, such Co-Agent or the Issuing Bank held a Note and was the original obligee thereon, in the amount of such participation.



     SECTION 8.05.AGREEMENT OF REQUIRED LENDERS. Upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of the Required Lenders, action shall be taken by the Agents for and on behalf or for the benefit of all Lenders upon the direction of the Required Lenders, and any such action shall be binding on all Lenders.
No amendment, modification, consent, or waiver shall be effective except in accordance with the provisions of Section 10.10.



     SECTION 8.06.LIABILITY OF AGENTS.



          (a) Each of the Agents, when acting on behalf of the Lenders and the Issuing Bank, may execute any of its respective duties under this Agreement by or through any of its respective officers, agents and employees, and neither of the Agents nor their respective directors, officers, agents or employees shall be liable to the Lenders, the Co-Agents or the Issuing Bank or any of them for any action taken or omitted to be taken in good faith, or be responsible to the Lenders, the Co-Agents or the Issuing Bank or to any of them for the consequences of any oversight or error of judgment, or for any loss, except to the extent of any liability imposed by law by reason of such Agent's own gross negligence or willful misconduct. The Agents and their respective directors, officers, agents and employees shall in no event be liable to the Lenders, the Co-Agents or the Issuing Bank or to any of them for any action taken or omitted to be taken by them pursuant to instructions received by them from the Required Lenders or in reliance upon the advice of counsel selected by it. Without limiting the foregoing, neither of the Agents, nor any of their respective directors, officers, employees, or agents shall be responsible to any Lender, the Co-Agents or the Issuing Bank for the due execution, validity, genuineness, effectiveness, sufficiency, or enforceability of, or for any statement, warranty or representation in, this Agreement, any Loan Document or any related agreement, document or order, or shall be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower or any Guarantor of any of the terms, conditions, covenants, or agreements of this Agreement or any of the Loan Documents.



          (b) Neither of the Agents nor any of their respective directors, officers, employees, or agents shall have any responsibility to the Borrower or the Guarantors on account of the failure or delay in performance or breach by any Lender, either Co-Agent or the Issuing Bank or by the Borrower or the Guarantors of any of their respective obligations under this Agreement or the Notes or any of the Loan Documents or in connection herewith or therewith.



           (c) The Administrative Agent and the Collateral Agent, in such capacities hereunder, shall be entitled to rely on any communication, instrument, or document reasonably believed by such person to be genuine or correct and to have been signed or sent by a person or persons believed by such person to be the proper person or persons, and, such person shall be entitled to rely on advice of legal counsel, independent public accountants, and other professional advisers and experts selected by such person.



     SECTION 8.07.REIMBURSEMENT AND INDEMNIFICATION. Each Lender agrees (i)to reimburse (x)each Agent for such Lender's Commitment Percentage of any expenses and fees incurred by such Agent for the benefit of the Lenders, the Co-Agents or the Issuing Bank under this Agreement, the Notes and any of the Loan Documents, including, without limitation, counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, the Co-Agents or the Issuing Bank, and any other expense incurred in connection with the operations or enforcement thereof not reimbursed by the Borrower or the Guarantors and (y)each Agent for such Lender's Commitment Percentage of any expenses of such Agent incurred for the benefit of the Lenders, the Co-Agents or the Issuing Bank that the Borrower has agreed to reimburse pursuant to Section 10.05 and has failed to so reimburse and (ii)to indemnify and hold harmless the Agents and any of their directors, officers, employees, or agents, on demand, in the amount of such Lender's Commitment Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating to or arising out of this Agreement, the Notes or any of the Loan Documents or any action taken or omitted by it or any of them under this Agreement, the Notes or any of the Loan Documents to the extent not reimbursed by the Borrower or the Guarantors (except such as shall result from their respective gross negligence or willful misconduct).



     SECTION 8.08.RIGHTS OF AGENTS. It is understood and agreed that each of BBNA and BBRF shall have the same rights and powers hereunder (including the right to give such instructions) as the other Lenders and may exercise such rights and powers, as well as its rights and powers under other agreements and instruments to which it is or may be party, and engage in other transactions with the Borrower or any Guarantor, as though it were not the Administrative Agent or the Collateral Agent, respectively, of the Lenders under this Agreement.



     SECTION 8.09.INDEPENDENT LENDERS AND ISSUING BANK. The Lenders and the Issuing Bank each acknowledges that it has decided to enter into this Agreement and to make the Loans or issue the Letters of Credit hereunder based on its own analysis of the transactions contemplated hereby and of the creditworthiness of the Borrower and the Guarantors and agrees that the Agents shall bear no responsibility therefor.



     SECTION 8.10.NOTICE OF TRANSFER. The Agents may deem and treat a Lender party to this Agreement as the owner of such Lender's portion of the Loans for all purposes, unless and until, and except to the extent, an Assignment and Acceptance shall have become effective as set forth in Section 10.03(b).



     SECTION 8.11.SUCCESSOR ADMINISTRATIVE AGENT AND COLLATERAL AGENT. The Administrative Agent and the Collateral Agent may resign at any time by giving five (5) Business Days' written notice thereof to the Lenders, the Issuing Bank, the other Agent and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent or Collateral Agent, as the case may be, which shall be reasonably satisfactory to the Borrower. If no successor Administrative Agent or Collateral Agent, as the case may be, shall have been so appointed by the Required Lenders and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, the retiring Agent may, on behalf of the Lenders, the other Agent and the Issuing Bank, appoint a successor Administrative Agent or Collateral Agent, as the case may be, which shall be a commercial bank (or affiliate thereof) organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of a least $100,000,000, which, so long as there is no Default or Event of Default, shall be reasonably satisfactory to the Borrower. Upon the acceptance of any appointment as Administrative Agent or Collateral Agent hereunder by a successor Administrative Agent or Collateral Agent, as the case may be, such successor Administrative Agent or Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as such Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was such Agent under this Agreement.



     SECTION 8.12. REPORTS AND FINANCIAL STATEMENTS. Promptly after receipt thereof from the Borrower, the Administrative Agent shall remit to each Lender, the Collateral Agent and the Issuing Bank copies of all financial statements and reports required to be delivered by the Borrower hereunder.



                      IX.  GUARANTY



     SECTION 9.01.GUARANTY.



          (a) Each of the Guarantors unconditionally and irrevocably guarantees the due and punctual payment and performance by the Borrower of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and it will remain bound upon this guaranty notwithstanding any extension or renewal of any of the Obligations. The Obligations of the Guarantors shall be joint and several.



          (b) Each of the Guarantors waives presentation to, demand for payment from and protest to the Borrower or any other Guarantor, and also waives notice of protest for nonpayment.
The obligations of the Guarantors hereunder shall not be affected by (i)the failure of the Administrative Agent, the Collateral Agent, the Issuing Bank, either Co-Agent or a Lender to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Guarantor under the provisions of this Agreement or any other Loan Document or otherwise;
(ii)any extension or renewal of any provision hereof or thereof;
(iii)any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of any of the Loan Documents; (iv)the release, exchange, waiver or foreclosure of any security held by the Administrative Agent or the Collateral Agent for the Obligations or any of them; (v)the failure of the Administrative Agent, the Issuing Bank, the Collateral Agent, either Co-Agent or a Lender to exercise any right or remedy against any other Guarantor; (vi)the release or substitution of any Guarantor or any other Guarantor or (vii) any bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, liquidation or the like of the Borrower or any Guarantor including, but not limited to, (x)any Guaranteed Party's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (y)any borrowing or grant of a Lien by the Borrower or any Guarantor as debtorinpossession, under Section 364 of the Bankruptcy Code, or (z)the disallowance of all or any portion of any Guaranteed Party's claim(s) for repayment of the Obligations under Section 502 of the Bankruptcy Code.



          (c) Each of the Guarantors further agrees that this guaranty constitutes a guaranty of performance and of payment when due and not just of collection, and waives any right to require that any resort be had by the Administrative Agent, the Issuing Bank, the Collateral Agent, either Co-Agent or a Lender to any security held for payment of the Obligations or to any balance of any deposit, account or credit on the books of the Administrative Agent, the Issuing Bank, the Collateral Agent, either Co-Agent or a Lender in favor of the Borrower or any other Guarantor, or to any other Person.



          (d) Each of the Guarantors hereby waives any defense that it might have based on a failure to remain informed of the financial condition of the Borrower and of any other Guarantor and any circumstances affecting the ability of the Borrower to perform under this Agreement.



          (e) Each Guarantor's guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the obligations, the Notes or any other instrument evidencing any Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor or by any other circumstance relating to the obligations which might otherwise constitute a defense to this Guaranty. None of the Administrative Agent, the Issuing Bank, the Collateral Agent, either Co-Agent or any of the Lenders makes any representation or warranty in respect to any such circumstances or shall have any duty or responsibility whatsoever to any Guarantor in respect of the management and maintenance of the obligations.



          (f) Subject to the provisions of Section 7.01, upon the Obligations becoming due and payable (by acceleration or otherwise), the Lenders, the Issuing Bank, the Collateral Agent, the Co-Agents and the Administrative Agent shall be entitled to immediate payment of such obligations by the Guarantors upon written demand by the Administrative Agent.



     SECTION 9.02.NO IMPAIRMENT OF GUARANTY. The obligations of the Guarantors hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality or unenforceability of the obligations. Without limiting the generality of the obligations of the Guarantors hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent, the Issuing Bank, the Collateral Agent, either Co-Agent or a Lender to assert any claim or demand or to enforce any remedy under this Agreement or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Guarantors or would otherwise operate as a discharge of the Guarantors as a matter of law, unless and until the obligations are paid in full.



     SECTION 9.03.SUBROGATION. Upon payment by any Guarantor of any sums to the Administrative Agent, the Issuing Bank, the Collateral Agent, either Co-Agent or a Lender hereunder, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation or otherwise, shall in all respects be subordinate and junior in right of payment to the prior final and indefeasible payment in full of all the Obligations. If any amount shall be paid to such Guarantor for the account of the Borrower, such amount shall be held in trust for the benefit of the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders and shall forthwith be paid to the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders to be credited and applied to the Obligations, whether matured or unmatured.



     SECTION 9.04.CREDIT AGREEMENT. Each of the Guarantors acknowledges that it has read the Loan Documents and agrees to perform and observe all the of the terms and provisions herein and therein applicable thereto.



     SECTION 9.05.MAXIMUM GUARANTEED AMOUNT. Notwithstanding any other provision of this Guarantee to the contrary, if the obligations of any Guarantor hereunder would otherwise be held or determined by a court of competent jurisdiction in any action or proceeding involving any state corporate law or any state or Federal bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other law affecting the rights of creditors generally, to be void, invalid or unenforceable to any extent on account of the amount of such Guarantor's liability under this Guaranty, then notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by such Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.



                       X.  MISCELLANEOUS



     SECTION 10.01.NOTICES. Notices and other communications provided for herein shall be in writing (including telegraphic, telex, facsimile or cable communication) and shall be mailed, telegraphed, telexed, telecopied, transmitted, cabled or delivered to the Borrower or any Guarantor at One Bradlees Circle, P.O. Box 859051, Braintree, MA 02185-9051, Attention:
Chief Financial Officer (telecopy number: (617) 380-8096), and to a Lender, the Issuing Bank, the Collateral Agent, either Co-Agent or the Administrative Agent to it at its address set forth on the signature pages of this Agreement, or such other address as such party may from time to time designate by giving written notice to the other parties hereunder. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the fifth Business Day after the date when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail; or when delivered to the telegraph company, charges prepaid, if by telegram; or when receipt is acknowledged, if by any telegraphic communications or facsimile equipment of the sender; in each case addressed to such party as provided in this Section 10.01 or in accordance with the latest unrevoked written direction from such party; PROVIDED, HOWEVER, that in the case of notices to the Administrative Agent notices pursuant to the preceding sentence and pursuant to Article II shall be effective only when received by the Administrative Agent. Copies of all notices and other communications given to the Borrower shall go to Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019, Attn: Stuart Hirshfield, Esq.



     SECTION 10.02. SURVIVAL OF AGREEMENT, REPRESENTATIONS AND WARRANTIES, ETC. All warranties, representations and covenants made by the Borrower or any Guarantor herein or in any certificate or other instrument delivered by it or on its behalf in connection with this Agreement shall be considered to have been relied upon by the Lenders, the Issuing Bank, the Collateral Agent, the Co-Agents and the Administrative Agent and shall survive the making of the Loans and the issuance of Letters of Credit herein contemplated and the issuance and delivery of the Notes and the Letters of Credit, regardless of any investigation made by any Lender, the Issuing Bank, the Collateral Agent, either Co-Agent and the Administrative Agent or on its behalf and shall continue in full force and effect so long as any amount due or to become due hereunder is outstanding and unpaid and so long as the Commitments have not been terminated. All statements in any such certificate or other instrument shall constitute representations and warranties by the Borrower and the Guarantors hereunder with respect to the Borrower.



     SECTION 10.03.SUCCESSORS AND ASSIGNS.



               (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders and their respective successors and assigns. Neither the Borrower nor any of the Guarantors may assign or transfer any of their rights or obligations hereunder without the prior written consent of all of the Lenders, the Issuing Bank, the Collateral Agent, the Co-Agents and the Administrative Agent. Each Lender may sell participations to any Person in all or part of any Loan, or all or part of its Note or Commitment, in which event, without limiting the foregoing, the provisions of Section
2.15 and 2.18 shall inure to the benefit of each purchaser of a participation (PROVIDED that such participant shall look solely to the seller of such participation for such benefits and the Borrower's and the Guarantors' liability, if any, under Sections
2.15 and 2.18 shall not be increased as a result of the sale of any such participation) and the treatment of payments pursuant to Section 2.17, shall be determined as if such Lender had not sold such participation. In the event any Lender shall sell any participation, such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower and each of the Guarantors relating to the Loans, including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement other than amendments, modifications or waivers which (i)reduce any Fees payable hereunder to the Lenders, (ii)reduce the amount of any scheduled principal payment on any Loan or reduce the principal amount of any Loan or the rate of interest payable hereunder or
(iii)extend the maturity of the Borrower's obligations hereunder. The sale of any such participation, shall not alter the rights and obligations of the Lender selling such participation hereunder with respect to the Borrower.



          (b) Each Lender may assign to one or more Lenders or Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement; PROVIDED, HOWEVER, that
(i)other than in the case of an assignment to a Person at least 50% owned by the assignor Lender, or by a common parent of both, or to another Lender, the Administrative Agent and the Issuing Bank must give their prior written consent, which consent will not be unreasonably withheld, (ii)the aggregate amount of the Commitment and/or Loans held by each of the assigning and assignee Lenders subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent and after giving effect to such assignment) shall, unless otherwise agreed to in writing by the Borrower (so long as there is no Event of Default) and the Administrative Agent, in no event be less than $7,500,000 (unless the assigning Lender assigns its entire remaining Commitment, in which case such assigning Lender's Commitment shall be $0), and (iii)the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance with blanks appropriately completed, together with any Note subject to such assignment and a processing and recordation fee of $3,000. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be within ten Business Days after the execution thereof (unless otherwise agreed to in writing by the Administrative Agent), (A)the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (B)the Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). The Borrower shall have no liability for the $3,000 processing and recordation fee, but shall be responsible for its own expenses and the expenses of the Administrative Agent. Notwithstanding the foregoing, unless and until an Event of Default has occurred, BBNA and BBRF agree to hold, between them, Commitments totalling at least $25,000,000 in the aggregate; PROVIDED that, if BBNA and BBRF's combined Commitment or, if greater, the aggregate amount of their Loans outstanding, is reduced below the lesser of (x) 2.5% of the then Total Commitments or total Loans outstanding, as applicable or (y) $5,000,000 after the occurrence of an Event of Default, BBNA will, upon the request of the Required Lenders, resign as Administrative Agent hereunder pursuant to Section 8.10.



          (c) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i)other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such Lender assignor makes no representation or warranty and assumes no responsibility with respect to any statements warranties or representations made in or in connection with this Agreement or any of the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any of the other Loan Documents;
(ii)such Lender assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Guarantor or the performance or observance by the Borrower or any Guarantor of any of its obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto; (iii)such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with copies of the financial statements referred to in Section 3.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv)such assignee will, independently and without reliance upon the Administrative Agent, such Lender assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v)such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms thereto, together with such powers as are reasonably incidental thereto; and (vi)such assignee agrees that it will perform in accordance with their terms all obligations that by the terms of this Agreement are required to be performed by it as a Lender.



          (d) The Administrative Agent shall maintain at its office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders shall treat each Person the name of which is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.



          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and the assignee thereunder together with any Note subject to such assignment and the fee payable in respect thereto, the Administrative Agent shall, if such Assignment and Acceptance has been completed with blanks appropriately filled, (i)accept such Assignment and Acceptance,
(ii)record the information contained therein in the Register and
(iii)give prompt written notice thereof to the Borrower (together with a copy thereof). Within five Business Days after receipt of notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note a new Note to the order of such assignee in an amount equal to the Commitment and/or Loans assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained Commitments and/or Loans hereunder, a new Note to the order of the assigning Lender in an amount equal to the Commitment and/or Loans retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the surrendered Note. Thereafter, such surrendered Note shall be marked canceled and returned to the Borrower.



          (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.03, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower or any of the Guarantors furnished to such Lender by or on behalf of the Borrower or any of the Guarantors; PROVIDED that prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall agree in writing to be bound by the provisions of Section 10.04.



          (g) The Borrower hereby agrees to actively assist and cooperate with the Administrative Agent in the Administrative Agent's efforts to sell participations herein (as set forth in Section 10.03(a)) and assign to one or more Lenders or Eligible Assignees a portion of its interests, rights and obligations as a Lender under this Agreement (as set forth in Section 10.03(b)).



          (h)  Notwithstanding the provisions of this Section
10.03, each Lender may at any time pledge or assign its interest in any Loans or other Obligations to any Reserve Bank in the Federal Reserve System.



     SECTION 10.04.CONFIDENTIALITY. Each Lender agrees to keep, and to cause its agents, attorneys and financial advisors to keep, any information delivered or made available by the Borrower or any of the Guarantors to it confidential from anyone other than persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; PROVIDED that nothing herein shall prevent any Lender from disclosing such information
(i)to any other Lender, (ii)to any other person if reasonably incidental to the administration of the Loans, (iii)upon the order of any court or administrative agency, (iv)upon the request or demand of any regulatory agency or authority,
(v)which has been publicly disclosed other than as a result of a disclosure by the Administrative Agent or any Lender which is not permitted by this Agreement, (vi)in connection with any litigation to which the Administrative Agent, the Collateral Agent, any Lender, the Issuing Bank, either Co-Agent or their respective Affiliates may be a party, (vii)to the extent reasonably required in connection with the exercise of any remedy hereunder, (viii)to such Lender's legal counsel and independent auditors, (ix)to any actual or proposed participant or assignee of all or part of its rights hereunder subject to the proviso in Section 10.03(f) and (x) to the extent required by law.



     SECTION 10.05.EXPENSES; DOCUMENTARY TAXES. Whether or not the transactions hereby contemplated shall be consummated, the Borrower and the Guarantors jointly and severally agree to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Collateral Agent (including but not limited to the reasonable fees and disbursements of Latham & Watkins, special counsel for the Administrative Agent and the Collateral Agent, and any other replacement counsel that the Administrative Agent and the Collateral Agent shall retain) in connection with the preparation, execution, delivery and administration of this Agreement, the Notes and the other Loan Documents, the making of the Loans and the issuance of the Letters of Credit, the syndication of the transactions contemplated hereby, the reasonable costs, fees and expenses of the Administrative Agent and the Collateral Agent (including but not limited to the reasonable fees and disbursements of internal and third-party consultants and auditors) in connection with their periodic field audits and appraisals, monitoring and valuation of Collateral (including, without limitation, Inventory and Receivables) and reasonable syndication expenses of the Administrative Agent, all reasonable out-of-pocket expenses incurred by the Lenders, the Issuing Bank, the Collateral Agent, the Co-Agents and the Administrative Agent in the enforcement or protection of the rights of any one or more of the Lenders, the Issuing Bank, the Collateral Agent, the Co-Agents or the Administrative Agent in connection with this Agreement, the Notes or the other Loan Documents, including but not limited to the reasonable fees and disbursements of any counsel for the Lenders, the Issuing Bank, the Collateral Agent, the Co-Agents or the Administrative Agent incurred in the protection, enforcement and foreclosure of their Liens on the Collateral and of the Collateral Agent in the creation and maintenance of the perfection of such Liens. Such payments shall be made on the Closing Date and thereafter on demand. Whether or not the transactions hereby contemplated shall be consummated, the Borrower and the Guarantors agree to reimburse the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders for the Fees and expenses required by the Fee Letter and the reimbursement provisions thereof are hereby incorporated herein by reference. The obligations of the Borrower and the Guarantors under this
Section 10.05 shall survive the termination of this Agreement and/or the payment of the Loans and/or the reimbursement of the Letters of Credit. The fees and expenses payable hereunder are in addition to those payable by the Borrower or the Guarantors under any other Loan Document.



     SECTION 10.06.INDEMNITY. The Borrower and each of the Guarantors jointly and severally agree to defend, indemnify and hold harmless the Administrative Agent, the Issuing Bank, the Collateral Agent, BSI, BBNA, BBRF, the Co-Agents and each Lender and their respective Affiliates and each of their respective directors, officers, employees, attorneys, partners, beneficiaries, trustees and agents (each an "INDEMNIFIED PARTY") from and against any and all losses, claims, damages, liabilities, costs and expenses (whether or not suit is brought) incurred by such Indemnified Party arising out of claims made by any Person in any way relating to the transactions contemplated hereby or by the other Loan Documents or any litigation, investigation or proceeding related hereto or thereto but excluding therefrom, in the case of an Indemnified Party, all losses, claims, damages, liabilities, costs and expenses arising out of or resulting from conduct to the extent determined by final order of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnified Party.



     SECTION 10.07. CHOICE OF LAW. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.



     SECTION 10.08. NO WAIVER. No failure on the part of the Administrative Agent, the Issuing Bank, the Collateral Agent, either Co-Agent or any of the Lenders to exercise, and no delay in exercising, any right, power or remedy hereunder or under the Notes or any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.



     SECTION 10.09. EXTENSION OF MATURITY. Except as otherwise set forth in the definition of "Interest Period," if any payment of principal of or interest on the Notes or any other amount due hereunder becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, in the case of principal, interest shall be payable thereon at the rate herein specified during such extension.



     SECTION 10.10.  AMENDMENTS, ETC.



          (a) No modification, amendment or waiver of any provision of this Agreement, and no consent to any departure by the Borrower or any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given; PROVIDED, HOWEVER, that:



               (1) No such modification, amendment or waiver shall without the written consent of all of the Lenders (i)amend or modify any provision of this Agreement which provides for the unanimous consent or approval of the Lenders, (ii)amend this
Section 10.10 or the definition of Required Lenders,
(iii)release any material portion of the Collateral from the Lien of the Loan Documents (except in connection with permitted asset dispositions under Section 6.12), (iv)amend Section6.01 so as to permit any Lien on any assets of the Borrower or the Guarantors not otherwise permitted on the Closing Date,
(v)increase the Commitment of a Lender (it being understood that a waiver of an Event of Default shall not constitute an increase in the Commitment of a Lender), (vi)reduce the principal amount of any Loan or the rate of interest payable thereon, (vii)extend any date for the payment of interest hereunder, (viii)reduce any Fees payable hereunder, (ix)extend the Maturity Date, (x) increase advance rates above the level in effect on the Closing Date, (xi) increase the Overadvance Amount or (xii) permit the sale of a material portion of the assets of the Borrower and the Guarantors (except as expressly permitted under Section 6.12).



               (2) No such amendment, modification or waiver may adversely affect the rights and obligations of the Administrative Agent, the Collateral Agent, either Co-Agent or the Issuing Bank hereunder without its prior written consent.



               (3) No notice to or demand on the Borrower or any Guarantor shall entitle the Borrower or any Guarantor to any other or further notice or demand in the same, similar or other circumstances. Each holder of a Note shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not a Note shall have been marked to indicate such amendment, modification, waiver or consent and any consent by a Lender, or any holder of a Note, shall bind any Person subsequently acquiring a Note, whether or not a Note is so marked. No amendment to this Agreement shall be effective against the Borrower or any Guarantor unless signed by the Borrower or such Guarantor, as the case may be.



          (b) Notwithstanding anything to the contrary contained in Section 10.10(a), in the event that the Borrower requests that this Agreement be modified, amended or waived in a manner which would require the unanimous consent of all of the Lenders and such amendment is approved by the Required Lenders, but not unanimously by the Lenders, the Borrower and the Required Lenders shall be permitted to amend this Agreement without the consent of the Lender or Lenders which did not agree to the modification or amendment requested by the Borrower (such Lender or Lenders, collectively the "MINORITY LENDERS") to provide for (w)the termination of the Commitment of each of the Minority Lenders, (x)the addition to this Agreement of one or more other financial institutions (each of which shall be an Eligible Assignee), or an increase in the Commitment of one or more of the Required Lenders, so that the Total Commitment after giving effect to such amendment shall be in the same amount as the Total Commitment immediately before giving effect to such amendment, (y)if any Loans are outstanding at the time of such amendment, the making of such additional Loans by such new or increasing Lender or Lenders, as the case may be, as may be necessary to repay in full the outstanding Loans of the Minority Lenders immediately before giving effect to such amendment and
(z)such other modifications to this Agreement as may be appropriate.



     SECTION 10.11.  SUBMISSION TO JURISDICTION; WAIVER. THE
BORROWER AND EACH OF THE GUARANTORS HEREBY IRREVOCABLY AND
UNCONDITIONALLY:



          (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND APPELLATE COURTS FROM ANY THEREOF;



          (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;



          (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE BORROWER OR SUCH GUARANTOR AT ITS ADDRESS SET FORTH IN SECTION10.1 OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO; AND



          (d)  AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT
TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY
LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.



     SECTION 10.12. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.



     SECTION 10.13.HEADINGS. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.



     SECTION 10.14.Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.



     SECTION 10.15.PRIOR AGREEMENTS. This Agreement and the other Loan Documents represent the entire agreement of the parties with regard to the subject matter hereof and thereof and the terms of any letters and other documentation entered into between the Borrower or a Guarantor and any Lender, the Issuing Bank, the Collateral Agent, the Co-Agents or the Administrative Agent prior to the execution of this Agreement which relate to Loans or Letters of Credit to be made or issued hereunder shall be replaced by the terms of this Agreement.



     SECTION 10.16.FURTHER ASSURANCES. Whenever and so often as reasonably requested by the Administrative Agent or the Collateral Agent, the Borrower and the Guarantors will promptly execute and deliver or cause to be executed and delivered all such other and further instruments, documents or assurances, and promptly do or cause to be done all such other and further things as may be necessary and reasonably required in order to further and more fully vest in the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders, as applicable, all rights, Liens, interests, powers, benefits, privileges and advantages conferred or intended to be conferred by this Agreement and the other Loan Documents.



     SECTION 10.17.WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE GUARANTORS, THE ADMINISTRATIVE AGENT, THE ISSUING BANK, THE COLLATERAL AGENT, THE CO-AGENTS AND EACH LENDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.





     IN WITNESS WHEREOF, the parties hereto have caused this Revolving Credit and Guaranty Agreement to be duly executed as of the day and the year first, written.



                      BRADLEES STORES, INC.,

                      as Borrower





                      By:

                         ----------------------------------------



                      Name:

                      Title:





                      [SIGNATURES CONTINUED ON NEXT PAGE]



                      GUARANTORS:



                      BRADLEES, INC.

                      BRADLEES ADMINISTRATIVE CO., INC.

                      DOSTRA REALTY CO., INC.

                      MAXIMEDIA SERVICES, INC.

                      NEW HORIZONS OF BRUCKNER, INC.

                      NEW HORIZONS OF WESTBURY, INC.

                      NEW HORIZONS OF YONKERS, INC.,

                      each as a Guarantor





                      By:

                         ----------------------------------------



                      Name:

                      Title:



                      [SIGNATURES CONTINUED ON NEXT PAGE]



                      BANKBOSTON, N.A.,

                      as Administrative Agent, as Issuing Bank

                      and as a Lender





                      By:

                         ----------------------------------------



                      Name:

                      Title:



                      Address:  100 Federal Street, 9th Floor

                      Boston, MA 02110

                      Telephone: (617) 434-4113

                      Telecopy:  (617) 434-4339





                      [SIGNATURES CONTINUED ON NEXT PAGE]





                      BANKBOSTON RETAIL FINANCE, INC.,

                      as Collateral Agent





                      By:

                         ----------------------------------------



                      Name:

                      Title:



                      Address:  40 Broad Street, 10th Floor

                      Boston, MA 02109

                      Telephone: (617) 434-4113

                      Telecopy:  (617) 434-4339





                      [SIGNATURES CONTINUED ON NEXT PAGE]





                      THE CIT GROUP/BUSINESS CREDIT, INC.,

                      as Co-Agent and as a Lender







                      By:

                         ----------------------------------------

                      Name:

                      Title:



                      Address:





                      [SIGNATURES CONTINUED ON NEXT PAGE]



                      CONGRESS FINANCIAL CORPORATION (NEW

                      ENGLAND),

                      as Co-Agent and as a Lender







                      By:

                         ----------------------------------------

                      Name:

                      Title:





                      Address:





                            ANNEX A TO

                       REVOLVING CREDIT AND

                        GUARANTY AGREEMENT





                           ANNEX A

                             to

            REVOLVING CREDIT AND GUARANTY AGREEMENT

             Dated as of               , 1997

                         --------------



Name of                         Commitment             Commitment

Lender                            Amount               Percentage

------                          ----------             ----------



BankBoston, N.A.              $ 55,000,000                 22%



The CIT Group/Business        $ 25,000,000                 10%

Credit, Inc.



Congress Financial            $ 40,000,000                 16%

Corporation (New England)



FirstTrust Bank               $ 10,000,000                  4%



AT&T Commercial Finance       $ 15,000,000                  6%

Corporation



Green Tree Financial          $ 20,000,000                  8%



Heller Financial, Inc.        $ 20,000,000                  8%



Fremont Financial             $ 15,000,000                  6%

Corporation



Fleet National Bank           $ 15,000,000                  6%



National City Commercial      $ 15,000,000                  6%

Finance, Inc.



LaSalle National Bank         $ 20,000,000                  8%

                              ------------                ----

    Total                     $250,000,000                100%

    =====









                                   Exhibit A to Commitment Letter

                                   ------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------





                            FORM OF



           REVOLVING CREDIT AND GUARANTY AGREEMENT

-----------------------------------------------------------------

-----------------------------------------------------------------



                             Among



                   [BRADLEES STORES, INC.],

                         as Borrower,

                         -----------



                      [BRADLEES, INC.],



           [BRADLEES ADMINISTRATIVE CO., INC.],



                             and



              EACH OF THE SUBSIDIARIES OF

               THE BORROWER NAMED HEREIN,

                  each as a Guarantor,

                  -------------------



               THE LENDERS PARTY HERETO,



                   BANKBOSTON, N.A.,

       as Administrative Agent and as Issuing Bank,

       -------------------------------------------

              BANKBOSTON RETAIL FINANCE, INC.,

                    as Collateral Agent,

                    -------------------

            THE CIT GROUP/BUSINESS CREDIT INC.



                         and



       CONGRESS FINANCIAL CORPORATION (NEW ENGLAND),

                  each as Co-Agent



-----------------------------------------------------------------

-----------------------------------------------------------------



     Dated as of                      , 199

                 ---------------- ---      --







                        TABLE OF CONTENTS



                                                             Page

INTRODUCTORY STATEMENT                                          1



I.  DEFINITIONS  .............................................. 2

    SECTION 1.01.Defined Terms  ............................. 2

    SECTION 1.02.Terms Generally  .......................... 16



II.  AMOUNT AND TERMS OF CREDIT  ............................. 16

     SECTION 2.01.Commitment of the Lenders	  ............... 16

     SECTION 2.02.Letters of Credit  ....................... 17

     SECTION 2.03.Making of Loans	  ......................... 19

     SECTION 2.04.Notes; Repayment of Loans	  ............... 20

     SECTION 2.05.Interest on Loans  ....................... 21

     SECTION 2.06.Default Interest  ........................ 21

     SECTION 2.07.Optional Termination or Reduction of

       Commitments  .......................................... 21

     SECTION 2.08.Alternate Rate of Interest  .............. 22

     SECTION 2.09. Refinancing of Loans  .................... 22

     SECTION 2.10.Mandatory Prepayment; Commitment

       Termination; Cash Collateral	  .........................
23

     SECTION 2.11.Optional Prepayment of Loans;

       Reimbursement of Lenders  ............................. 23

     SECTION 2.12. Maintenance of Loan Account; Statements

       of Account  ........................................... 24

     SECTION 2.13. Cash Receipts  ........................... 25

     SECTION 2.14.Application of Payments  ................. 26

     SECTION 2.15. Increased Costs	   ........................ 27

     SECTION 2.16.Change in Legality  ...................... 28

     SECTION 2.17.Payments; No Setoff  ..................... 29

     SECTION 2.18.Taxes	  ................................... 29

     SECTION 2.19.Certain Fees  ............................ 31

     SECTION 2.20.Unused Commitment Fee  ................... 31

     SECTION 2.21.Letter of Credit Fees  ................... 32

     SECTION 2.22.Nature of Fees  .......................... 32

     SECTION 2.23.Security Interest  ....................... 32

     SECTION 2.24.Right of Set-Off  ........................ 32

     SECTION 2.25.Security Interest in Deposit Accounts  ... 32

     SECTION 2.26.Payment of Obligations  .................. 33



III.  REPRESENTATIONS AND WARRANTIES  ........................ 33

     SECTION 3.01.Organization and Authority  .............. 33

     SECTION 3.02.Due Execution  ........................... 33

     SECTION 3.03.Statements Made  ......................... 34

     SECTION 3.04.Ownership  ............................... 34

     SECTION 3.05.Financial Statements  .................... 34

     SECTION 3.06.Liens  ................................... 34

     SECTION 3.07.Compliance with Law  ..................... 35

     SECTION 3.08.Insurance  ............................... 35

     SECTION 3.09.The Confirmation Order  .................. 36

     SECTION 3.10.Use of Proceeds	  ........................  36

     SECTION 3.11.Store Locations; Bank Accounts; Inventory  36

     SECTION 3.12.Litigation and Claims  ................... 37

     SECTION 3.13.Material Adverse Change  ................. 37

     SECTION 3.14.Payment of Obligations  .................. 37

     SECTION 3.15. Taxes and Tax Returns  ................... 37

     SECTION 3.16. Franchises, Licenses, Permits, Leases,

       Patents, Copyrights, Trademarks, and Trade Names  ..... 37

     SECTION 3.17. Labor Matters  ........................... 38

     SECTION 3.18.ERISA  ................................... 38

     SECTION 3.19.Accounts Receivable Financing  ........... 39

     SECTION 3.20.Investment Company; Holding Company  ..... 39



IV.  CONDITIONS OF LENDING  .................................. 39

     SECTION 4.01.Conditions Precedent to Initial Loans

       and Initial Letters of Credit  ........................ 39

     SECTION 4.02.Conditions Precedent to Each Loan and

       Each Letter of Credit  ................................ 44



V.  AFFIRMATIVE COVENANTS  ................................... 45

    SECTION 5.01.Financial Statements, Reports, etc  ....... 45

    SECTION 5.02.Corporate Existence  ...................... 47

    SECTION 5.03.Insurance  ................................ 47

    SECTION 5.04.Obligations and Taxes  .................... 48

    SECTION 5.05.Notice of Event of Default, etc  .......... 48

    SECTION 5.06.Borrowing Base Certificate  ............... 48

    SECTION 5.07.Access to Books and Records; Inspections  . 48

    SECTION 5.08.Fees  ..................................... 49

    SECTION 5.09.Projections; Business Plan  ............... 49

    SECTION 5.10.ERISA  .................................... 49

    SECTION 5.11.Environmental and Other Matters  .......... 49

    SECTION 5.12.Maintain Cash Concentration System  ....... 50

    SECTION 5.13.Maintain Security Interest  ............... 50

    SECTION 5.15.Collateral Access Agreements  ............. 50

    SECTION 5.15.Inventory  ................................ 50

    SECTION 5.16.Further Assurances  ....................... 50



VI.  NEGATIVE COVENANTS  ..................................... 50

     SECTION 6.01.Liens  ................................... 51

     SECTION 6.02.Merger, etc  ............................. 51

     SECTION 6.03.Indebtedness  ............................ 51

     SECTION 6.04.Capital Expenditures  .................... 51

     SECTION 6.05.EBITDA  .................................. 51

     SECTION 6.06.Accounts Payable to Inventory Ratio  ..... 51

     SECTION 6.07.Debt Coverage Ratio  ..................... 52

     SECTION 6.08.Guarantees and Other Liabilities  ........ 52

     SECTION 6.09.Dividends; Capital Stock  ................ 52

     SECTION 6.10.Transactions with Affiliates  ............ 52

     SECTION 6.11.Investments, Loans and Advances  ......... 52

     SECTION 6.12.Disposition of Assets  ................... 53

     SECTION 6.13.Nature of Business  ...................... 53

     SECTION 6.14.Conflicting Agreements, Orders or Actions  53



VII.  EVENTS OF DEFAULT  ..................................... 53

     SECTION 7.01.Events of Default  ....................... 53

     SECTION 7.02.When Continuing  ......................... 56



VIII.  THE AGENTS  ........................................... 57

     SECTION 8.01.Administration by Administrative Agent  .. 57

     SECTION 8.02.The Collateral Agent  .................... 57

     SECTION 8.03.Advances and Payments  ................... 57

     SECTION 8.04.Sharing of Excess Payments  .............. 57

     SECTION 8.05.Agreement of Required Lender  .......... 58

     SECTION 8.06.Liability of Agents  ..................... 58

     SECTION 8.07.Reimbursement and Indemnification  ....... 59

     SECTION 8.08.Rights of Agents  ........................ 59

     SECTION 8.09.Independent Lenders and Issuing Bank  .... 59

     SECTION 8.10.Notice of Transfer  ...................... 59

     SECTION 8.11.Successor Administrative Agent and

       Collateral Agent  ..................................... 59

     SECTION 8.12.Reports and Financial Statements  ........ 60



IX.  GUARANTY  ............................................... 60

     SECTION 9.01.Guaranty  ................................ 60

     SECTION 9.02.No Impairment of Guaranty  ............... 61

     SECTION 9.03.Subrogation  ............................. 61

     SECTION 9.04.Credit Agreement  ........................ 62

     SECTION 9.05.Maximum Guaranteed Amount  ............... 62



X.  MISCELLANEOUS  ........................................... 62

     SECTION 10.01.Notices  ................................ 62

     SECTION 10.02. Survival of Agreement, Representations

       and Warranties, etc.  ................................. 62

     SECTION 10.03.Successors and Assigns  ................. 63

     SECTION 10.04.Confidentiality  ........................ 65

     SECTION 10.05.Expenses; Documentary Taxes  ............ 65

     SECTION 10.06.Indemnity  .............................. 66

     SECTION 10.07. CHOICE OF LAW  .......................... 66

     SECTION 10.08.No Waiver  .............................. 66

     SECTION 10.09. Extension of Maturity  .................. 66

     SECTION 10.10.Amendments, etc.  ....................... 67

     SECTION 10.11.SUBMISSION TO JURISDICTION; WAIVER  ..... 68

     SECTION 10.12.Severability  ........................... 68

     SECTION 10.13.Headings  ............................... 68

     SECTION 10.14.Execution in Counterparts  .............. 68

     SECTION 10.15.Prior Agreements  ....................... 68

     SECTION 10.16.Further Assurances  ..................... 69

     SECTION 10.17.WAIVER OF JURY TRIAL  ................... 69





                           ANNEXES



Annex A               Commitment Amounts





                             EXHIBITS



Exhibit A1          Form of Borrowing Base Certificate (Weekly)

Exhibit A2          Form of Borrowing Base Certificate (Monthly)

Exhibit B1          Form of Note

Exhibit B2          Form of Agent Advance Note

Exhibit C           Form of Confirmation Order

Exhibit D           Forms of Opinions of Counsel to the Borrower

Exhibit E           Form of Security Agreement

Exhibit F           Form of Pledge Agreement

Exhibit G           Form of Trademark Security Agreement



                        SCHEDULES



Schedule 2.13         Cash Deposit Procedures

Schedule 3.01         Jurisdictions of Qualification

Schedule 3.04         Subsidiaries

Schedule 3.06A        Pre-Filing Liens

Schedule 3.06B        Post-Filing Liens

Schedule 3.11(a)      Location of Stores, Warehouses and

                      Distribution Centers (InventoryLocations)

Schedule 3.11(b)      Bank Accounts and Cash Baskets

Schedule 3.11(c)      Assets of Guarantors

Schedule 3.12         Claims

Schedule 3.15         Taxes and Tax Returns

Schedule 3.18         ERISA Plans

Schedule 4.01(q)      Closing Documents List

Schedule 5.01(e)      Required Reports

Schedule 6.07         Existing Contingent Obligations

Schedule 6.12         Closing Stores

Schedule 7.01(f)      Excepted Foreclosures



          REVOLVING CREDIT AND GUARANTY AGREEMENT





     REVOLVING CREDIT AND GUARANTY AGREEMENT (as amended,
supplemented or otherwise modified from time to time, this
"AGREEMENT"), dated as of         , 199 , among BRADLEES STORES,

                          --------     -

INC., a Massachusetts corporation (the "BORROWER"), BRADLEES, INC., a Massachusetts corporation ("BI"), BRADLEES ADMINISTRATIVE CO., INC., a Massachusetts corporation ("BAC"), and each of the other guarantors listed in Schedule 3.04 (together with BI and BAC, each a "Guarantor" and collectively, the "GUARANTORS"), the Lenders named on Annex A hereto and each other Person from time to time party hereto as a Lender, BANKBOSTON, N.A., a national banking association ("BBNA"), as the issuer of Letters of Credit (in such capacity, together with any successor issuer of Letters of Credit hereunder, the "ISSUING BANK") and as administrative agent for the Issuing Bank, the Collateral Agent and the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), BANKBOSTON RETAIL FINANCE, INC., a subsidiary of BBNA ("BBRF"), as collateral agent (in such capacity, the "COLLATERAL AGENT"), and THE CIT GROUP/BUSINESS CREDIT, INC. and CONGRESS FINANCIAL CORPORATION (NEW ENGLAND), each as co-agents (collectively, the "CO-AGENTS").



                      INTRODUCTORY STATEMENT



     On June 23, 1995, the Borrower and the Guarantors filed voluntary petitions with the Bankruptcy Court, each initiating a case under Chapter 11 of the Bankruptcy Code (the cases of the Borrower and the Guarantors, each a "CASE" and collectively, the "CASES"), and have continued in the possession of their assets and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code. The Borrower and Guarantors currently are parties to a $250,000,000 debtor-in-possession Revolving Credit and Guaranty Agreement (as amended, the "EXISTING CREDIT FACILITY"), dated as of December 23, 1997, with the Lenders, the Issuing Bank, the Administrative Agent, the Co-Agents and the Collateral Agent.



     The Borrower has applied to the Lenders and the Issuing Bank for a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $250,000,000, all of the Borrower's obligations under which are to be guaranteed by the Guarantors and secured by substantially all assets (other than Real Property) of the Borrower.



     The extensions of credit hereunder will be used, first, to repay in full all amounts outstanding under the Existing Credit Facility and thereafter to provide working capital for and to finance Inventory purchases by the Borrower and otherwise for general corporate purposes.



     Accordingly, the parties hereto hereby agree as follows:



                     I.  DEFINITIONS



     SECTION 1.01.DEFINED TERMS.



     As used in this Agreement, the following terms shall have the meanings specified below:



     "ABR LOAN" shall mean any Loan bearing interest at a rate determined by reference to the Alternate Base Rate in accordance with the provisions of Article II.



     "ACCOUNTS PAYABLE" shall mean amounts owing by the Borrower on open account to creditors for purchases of goods and services, determined on a consolidated basis pursuant to GAAP.



     "ADJUSTED LIBOR RATE" shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the quotient of (a)the LIBOR Rate in effect for such Interest Period divided by (b)a percentage (expressed as a decimal) equal to 100% minus Statutory Reserves.



     "AFFILIATE" shall mean, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person. For purposes of this definition, a Person (a "CONTROLLED PERSON") shall be deemed to be "controlled by" another Person (a "CONTROLLING PERSON") if the Controlling Person possesses, directly or indirectly, power to direct or cause the direction of the management and policies of the Controlled Person whether by contract or otherwise.



     "AGENT ADVANCE" shall mean a Loan made by the Administrative Agent to the Borrower pursuant to Section 2.03(c) hereof.



     "AGENTS" shall mean the Administrative Agent and the Collateral Agent.



     "AGREEMENT" shall mean this Revolving Credit and Guaranty
Agreement, as the same may from time to time be amended, modified or supplemented.



     "ALTERNATE BASE RATE" shall mean, for any day, the higher of (a)the annual rate of interest then most recently announced by BBNA at its head office in Boston, Massachusetts as its "Base Rate" and (b)the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% (0.50%) per annum. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations thereof in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in BBNA's Base Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in BBNA's Base Rate or the Federal Funds Effective Rate, respectively.



     "ASSIGNMENT AND ACCEPTANCE" shall mean an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in a form supplied by the Administrative Agent.



     "BANKRUPTCY CODE" shall mean The Bankruptcy Reform Act of
1978, codified as 11 U.S.C. Section 101 et seq., as heretofore and hereafter amended from time to time, and any successor act or statute.



     "BANKRUPTCY COURT" shall mean the United States Bankruptcy
Court for the Southern District of New York, or any other court having jurisdiction over the Cases.



     "BBNA CONCENTRATION ACCOUNT" shall have the meaning set forth in Section 2.13(a).



     "BBNA DISBURSEMENT ACCOUNTS" shall have the meaning set forth in Section 2.13(d).



     "BLOCKED ACCOUNT AGREEMENTS" has the meaning set forth in
Section 2.13(a).



     "BLOCKED ACCOUNT BANKS" shall mean the banks with whom the Borrower has entered into Blocked Account Agreements.



     "BLOCKED ACCOUNTS" shall have the meaning set forth in
Section 2.13(a).



     "BOARD" shall mean the Board of Governors of the Federal
Reserve System of the United States.



     "BORROWING" shall mean the incurrence of Loans of a single Type made from all the Lenders on a single date and having, in the case of Eurodollar Loans, a single Interest Period (with any ABR Loan made pursuant to Section 2.16 being considered a part of the related Borrowing of Eurodollar Loans).



     "BORROWING BASE" shall mean, on any day, an amount equal to
(a)60% of the then Loan Value of the then Eligible Receivables, PLUS (b) the Exit Base Advance Rate multiplied by the then Loan Value of Eligible Inventory and (without duplication) the Exit Base Advance Rate multiplied by the then Loan Value of the then applicable Eligible LC Inventory Sublimit PLUS (c) the Overadvance Amount, if any, MINUS (d) the then amount of all Borrowing Base Reserves.



     "BORROWING BASE CERTIFICATE" shall mean a certificate substantially in the form of Exhibit A1 or, in the case of the first Borrowing Base Certificate that is delivered after the close of each of the Borrower's fiscal months, Exhibit A2 (in each case with such changes therein as may be required by the Administrative Agent to reflect the components of, and reserves against, the Borrowing Base as provided for hereunder from time to time), executed and certified by a Financial Officer of the Borrower, which shall include appropriate exhibits and schedules as referred to therein.



     "BORROWING BASE RESERVES" shall mean such reserves against the Borrowing Base as the Administrative Agent from time to time may elect, in its reasonable discretion and on 7 days' notice to the Borrower, to apply for purposes of determining the Borrowing Base on account of any matter, contingency or risk which the Administrative Agent may in good faith deem potentially material to the prospect of payment of the Credit Extensions, including (by way solely of illustration and without in any manner limiting the Administrative Agent's right to apply a reserve on account of any other matter, contingency or risk, whether similar or not) such items as the Customer Credits Reserve.



     "BREAKAGE COSTS" shall have the meaning set forth in
Section 2.11(b).



     "BSI" shall mean BancBoston Securities Inc.



     "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which banks in the States of New York or Massachusetts are required or permitted to close (and, for a Letter of Credit, other than a day on which the bank issuing such Letter of Credit is closed); PROVIDED, HOWEVER, that when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits on the London interbank market.



     "BUSINESS PLAN" shall mean a three year business plan
prepared by the Borrower, dated                  , setting forth

                                ----------------

the business objectives for the Borrower and the Guarantors for
the      ,        and        fiscal years, which plan includes,

    -----  ------     ------

among other things: for the first fiscal year, a monthly, and for the following two fiscal years, a yearly (i)balance sheet,
(ii)income statement, and (iii)statement of cash flows.



     "CAPITAL EXPENDITURES" shall mean, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities during such period and excluding that portion of Capitalized Leases which is capitalized on the consolidated balance sheet of the Borrower and the Guarantors) by the Borrower and the Guarantors during such period that, in conformity with GAAP, are required to be included in or reflected by the property, plant, equipment or intangibles or similar fixed asset accounts reflected in the consolidated balance sheet of the Borrower and the Guarantors net of cash amounts received during such period in reimbursement of Capital Expenditures made by the Borrower and the Guarantors, excluding interest capitalized during construction, by the Borrower and the Guarantors during such period that, in conformity with GAAP, are required to be included in or reflected by the property, plant, equipment or intangibles or similar fixed asset accounts reflected in the consolidated balance sheet of the Borrower and the Guarantors (including equipment which is purchased simultaneously with the trade-in of existing equipment owned by the Borrower or any of the Guarantors to the extent of the gross amount of such purchase price less the book value of the equipment being traded in at such time), but excluding expenditures made in connection with the replacement or restoration of assets to the extent reimbursed or financed from insurance proceeds paid on account of the loss of or the damage to the assets being replaced or restored, or from awards of compensation arising from the taking by condemnation or eminent domain of such assets being replaced.



     "CAPITALIZED LEASE" shall mean, as applied to any Person, any lease of property by such Person as lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.



     "CASES" shall have the meaning set forth in the introductory paragraph to this Agreement.



     "CASH COLLATERAL ACCOUNT" shall mean an interest-bearing account established by the Borrower with the Administrative Agent at BBNA under the sole and exclusive dominion and control of the Administrative Agent at the office of BBNA at 100 Federal Street, Boston, Massachusetts 02110 designated as the "Bradlees Stores, Inc. Cash Collateral Account" that shall be used solely for the purposes set forth in Sections 2.02, 2.10(a) and 2.14.



     "CASH RECEIPTS" shall have the meaning set forth in Section
2.13(a).



     "CLOSING DATE" shall mean the date on which this Agreement has been executed and the conditions precedent to the making of the initial Loans set forth in Sections 4.01 and 4.02 have been satisfied or waived in writing by the Administrative Agent, the Issuing Bank, the Collateral Agent and the Required Lenders, which date shall occur on or within one (1) Business Day after the Plan Effective Date.



     "CLOSING DOCUMENTS LIST" shall mean the list of required closing documents attached hereto as Schedule4.01(q).



     "CODE" shall mean the Internal Revenue Code of 1986, as amended.



     "COLLATERAL" shall mean any and all assets, properties, and rights of the Borrower pledged from time to time pursuant hereto or to the Security Documents as security for the Obligations, which shall include, without limitation, substantially all assets, properties and rights of the Borrower (other than Real Property) and all proceeds thereof.



     "COLLATERAL ACCESS AGREEMENTS" shall mean any landlord waivers, mortgagee waivers, bailee letters or any similar acknowledgment agreements of any warehouseman or processor in possession of Inventory of the Borrower or any Guarantor, in form and substance satisfactory to the Collateral Agent.



     "COMMITMENT" shall mean, with respect to each Lender, the aggregate commitment of such Lender hereunder in the amount set forth opposite its name on Annex A hereto or as may subsequently be set forth in the Register from time to time, as the same may be reduced from time to time pursuant to Section 2.07.



     "COMMITMENT FEE" shall have the meaning set forth in
Section 2.20.



     "COMMITMENT PERCENTAGE" shall mean at any time, with respect to each Lender, the percentage obtained by dividing its Commitment at such time by the Total Commitment at such time.



     "CONFIRMATION ORDER" means an order of the Bankruptcy Court confirming the Plan of Reorganization pursuant to sections 1128 and 1129 of the Bankruptcy Code.



     "CREDIT CARD OBLIGOR" shall mean any of National Bancard Corporation, Novus Services, Inc., American Express Travel Related Services Company, Inc. and Citicorp Retail Services, Inc., and any other Person acceptable to the Administrative Agent in its sole discretion, provided that each of the above entities and each such other Person has executed and delivered to the Administrative Agent a Payment Direction Agreement with respect to the Receivables due to the Borrower from such Obligor.



     "CREDIT EXTENSIONS" shall be equal, as of any day, to the sum of (a)the principal balance of all Loans then outstanding, and (b)the then amount of the Letter of Credit Outstandings.



     "CUSTOMER CREDITS RESERVE" shall mean a reserve established by the Administrative Agent from time to time in an amount equal to the sum of (i) fifty percent (50%) of the dollar value of gift certificates outstanding and (ii) fifty percent (50%) of the dollar value of customer merchandise credits.



     "DEFAULT" shall mean any event which, upon the giving of any notice or the lapse of any period of time expressly set forth in Section 7.01, or both, would constitute an Event of Default.



     "DOLLARS" and "$" shall mean lawful money of the United
States of America.



     "EBITDA" shall mean, for any period, all as determined in accordance with GAAP, the net income (or net loss) of the Borrower for such period, PLUS (to the extent taken into account in determining such net income or net loss) (a)the sum of
(i)depreciation expense, (ii)amortization expense,
(iii)provision for LIFO adjustment for Inventory valuation,
(iv)net total Federal, state and local income tax expense,
(v)gross interest expense for such period less gross interest income for such period, (vi)any non-recurring charge or restructuring charge which in accordance with GAAP is excluded from operating income, (vii)the cumulative effect of any change in accounting principles, (viii) extraordinary losses and
(ix)"Chapter 11 expenses" (or "administrative costs reflecting Chapter 11 expenses") as shown on the Borrower's statement of income for such period, MINUS (b)extraordinary gains, and PLUS
(c)the amount of cash received (and minus the amount of cash expended) in such period in respect of any amount which, under clause (vi) above, was taken into account in determining EBITDA for such or any prior period.



     "ELIGIBLE ASSIGNEE" shall mean (a)a commercial bank having total assets in excess of $500,000,000, (b)a finance company, insurance company or other financial institution (in each case with total assets in excess of $200,000,000) or fund (with total assets in excess of $50,000,000) reasonably acceptable to the Administrative Agent which in the ordinary course of business extends credit or purchases debt of the type evidenced by the Notes and whose becoming an assignee would not constitute a prohibited transaction under Section 4975 of ERISA, and (c)any other financial institution, fund or other Person reasonably satisfactory to the Administrative Agent and approved by the Borrower, which approval shall not be unreasonably withheld or delayed, and which approval shall not be required upon the occurrence and during the continuance of an Event of Default.



     "ELIGIBLE INVENTORY" shall mean, as of the date of determination thereof, items of Inventory of the Borrower that are finished goods, merchantable and readily saleable to the public in the ordinary course and goods ("L/C GOODS") as to which a documentary Letter of Credit has been issued and which, if in the possession of the Borrower, would be treated as the Borrower's Inventory hereunder, but only if such goods have been consigned to the Issuing Bank or the Borrower (along with delivery to the Issuing Bank or the Borrower, as applicable, of the documents of title with respect thereto), in each case deemed by the Administrative Agent in its reasonable discretion to be eligible for inclusion in the calculation of the Borrowing Base. Without limiting the foregoing, unless otherwise approved in writing by the Administrative Agent, none of the following shall be deemed to be Eligible Inventory, and Eligible Inventory shall be reduced by the following:



          .1 Inventory (other than L/C Goods) that is not owned solely by the Borrower or with respect to which the Borrower does not have good, valid and marketable title, free and clear of any Lien;





          (b) Inventory that is not located on, or in transit directly to, property leased by the Borrower or in a contract warehouse or other third party location, in each case, located in the United States and segregated or otherwise separately identifiable from goods of others, if any, stored on the premises;



          (c) Inventory that is not reflected in the Borrower's stock ledger report, warehouse status report or the "in-transit" account in the general ledger;



          (d) Inventory that has been returned or rejected by any of the Borrower's customers and which is damaged or defective or to be returned to vendor;



          (e) Inventory not held for resale in the ordinary course, including samples, publicity, display or demonstration
Inventory, packaway Inventory, and piece goods;



          (f)  consigned and leased Inventory;



          (g)  special order Inventory;



          (h)  supplies and packing or shipping materials;



          (i) Inventory in which the Collateral Agent does not have a first-priority perfected security interest pursuant to the Security Agreement or which is not in transit to a location where the Collateral Agent will immediately have such a first-priority perfected security interest therein; and



          (j) Inventory reserves that may be required by the Administrative Agent in the exercise of its reasonable discretion and on 7 days' notice to the Borrower based on a change in the value of the Inventory as determined by the Administrative Agent in its reasonable discretion (including, by way of example, a Shrink Reserve, inventory obsolescence, seasonality, imbalance, change in Inventory character, composition or mix, change in mark-down practices both permanent and point of sale and change in retail mark-on or mark-up practices).



     "ELIGIBLE LC INVENTORY" shall mean, as of the date of determination thereof, documentary Letters of Credit (i)that have been issued with an expiry date within 75 days of such date of determination, (ii)that have been issued for the acquisition by the Borrower of Inventory which would otherwise be Eligible Inventory if owned by the Borrower, and (iii)that may include Letters of Credit issued as described in the third paragraph of the Introductory Statement above, so long as such Letter of Credit would otherwise satisfy the requirements hereof.



     "ELIGIBLE LC INVENTORY SUBLIMIT" shall mean, for any fiscal month of the Borrower, the dollar amount set forth opposite such fiscal month below:



     Month	          Eligible LC Inventory Sublimit

     -----          ------------------------------

     January                $20,000,000

     February               $20,000,000

     March	                  $20,000,000

     April	                  $24,000,000

     May                    $33,000,000

     June                   $34,000,000

     July                   $35,000,000

     August                 $38,000,000

     September              $30,000,000

     October                $20,000,000

     November               $20,000,000

     December               $20,000,000



     "ELIGIBLE RECEIVABLES" shall mean, as of the date of determination thereof, Receivables of the Borrower payable in Dollars and deemed by the Administrative Agent in its reasonable discretion to be eligible for inclusion in the calculation of the Borrowing Base. Without limiting the foregoing, unless otherwise approved in writing by the Administrative Agent, none of the following shall be deemed to be Eligible Receivables:





          (a) Receivables that have been outstanding for more than 5 Business Days;



          (b) Receivables not owned solely by the Borrower or the Borrower does not have good, valid and marketable title thereto, free and clear of any Lien;



          (c) Receivables which the Administrative Agent determines in its reasonable discretion to be uncertain of collection; and



          (d) with respect to Receivables created under the Purchase and Service Agreement, a notice of termination has been delivered thereunder.



     "ENVIRONMENTAL LIEN" shall mean a Lien in favor of any Governmental Authority for (i)any liability under federal or state environmental laws or regulations, or (ii)damages arising from or costs incurred by such Governmental Authority in response to a release or threatened release of a hazardous or toxic waste, substance or constituent, or other substance into the environment.



     "EQUITY INTERESTS" shall mean any and all shares, interests, participations or other equivalents (however designated) of capital stock in a corporation and all warrants or options to purchase any of the foregoing.



     "ERISA" shall mean the Employee Retirement Income Security
Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.



     "ERISA AFFILIATE" shall mean any trade or business (whether or not incorporated) which is a member of a group of which the Borrower is a member and which is under common control within the meaning of Section 414(b) or (c) of the Code and the regulations promulgated and rulings issued thereunder.



     "ESCROW PROCEEDS" shall have the meaning set forth in
Section 2.13(c).



     "EUROCURRENCY LIABILITIES" shall have the meaning assigned thereto in Regulation D issued by the Board, as in effect from time to time.



     "EURODOLLAR APPLICABLE MARGIN" shall mean 2.25% per annum.



     "EURODOLLAR BORROWING" shall mean a Borrowing comprised of Eurodollar Loans.



     "EURODOLLAR INTEREST RATE" shall have the meaning set forth in Section 2.05(b).



     "EURODOLLAR LOAN" shall mean any Loan bearing interest at a rate determined by reference to Adjusted LIBOR Rate in accordance with the provisions of Article II.



     "EVENT OF DEFAULT" shall have the meaning set forth in
Section 7.01.



     "EXIT BASE ADVANCE RATE" shall mean, on any date, the lesser of (a) 72% or (b) 80% of the Loan to Value Ratio on such date.



     "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three funds brokers of recognized standing selected by the Administrative Agent.



     "FEE LETTER" shall mean that certain agent's fee letter, dated December 23, 1997, between the Borrower and the Administrative Agent.



     "FEES" shall collectively mean the Commitment Fees, the Letter of Credit Fees, the fees and charges described in Section
2.02(c) and the fees referred to in Section 2.19.



     "FILING DATE" shall mean June 23, 1995.



     "FINANCIAL OFFICER" shall mean the Chief Executive Officer, the Chief Financial Officer, the Vice President - Controller or the Treasurer of the Borrower.



     "GAAP" shall mean generally accepted accounting principles applied on a basis consistent with those used in preparing the financial statements referred to in Section 3.05.



     "GOVERNMENTAL AUTHORITY" shall mean any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality or any court, in each case whether of the United States or any foreign jurisdiction.



     "GUARANTEED PARTIES" shall mean the Lenders, the Administrative Agent, the Collateral Agent, the Co-Agents and the Issuing Bank.



     "INDEBTEDNESS" shall mean, at any time and with respect to any Person, (i)all indebtedness of such Person for borrowed money, (ii)all indebtedness of such Person for the deferred purchase price of property or services (other than property, including inventory, and services purchased, and expense accruals and deferred compensation items arising, in the ordinary course of business), (iii)all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of business), (iv)all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v)all obligations of such Person under leases which have been or should be, in accordance with GAAP, recorded as capital leases, to the extent required to be so recorded,
(vi)all reimbursement, payment or similar obligations of such Person, contingent or otherwise, under acceptance, letter of credit or similar facilities, (vii)all Indebtedness referred to in clauses (i) through (vi) above guaranteed directly or indirectly by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (A)to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (B)to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss in respect of such Indebtedness,
(C)to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D)otherwise to assure a creditor against loss in respect of such Indebtedness, and (viii)all Indebtedness referred to in clauses (i) through (vii) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.



     "INSUFFICIENCY" shall mean, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities within the meaning of Section 4001(a)(18) of ERISA.



     "INTEREST COVERAGE RATIO" shall mean, for each fiscal quarter of the Borrower, the ratio of the Borrower's (a) EBITDA LESS Capital Expenditures to (b) cash Interest Expense, for the 12-month period ending on the last day of such fiscal quarter.



     "INTEREST EXPENSE" shall mean interest expense as determined in accordance with GAAP.



     "INTEREST PAYMENT DATE" shall mean (i)as to any Eurodollar Loan having an Interest Period of 1, 2 or 3 months, the last day of such Interest Period and (ii)as to all ABR Loans outstanding at any time during any month, the first Business Day of the next succeeding month.



     "INTEREST PERIOD" shall mean, as to any Borrowing of Eurodollar Loans, the period commencing on and including the date of such Borrowing (including as a result of a refinancing of ABR Loans) or on the last day of the preceding Interest Period applicable to such Borrowing and ending on and excluding the numerically corresponding day (or if there is no corresponding day, the last day) in the calendar month that is 1, 2 or 3 months thereafter, as the Borrower may elect in the related notice delivered pursuant to Sections 2.03(b) or 2.09; PROVIDED, HOWEVER, that (i)if any Interest Period would end on a day which shall not be a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (ii)no Interest Period shall end later than the Termination Date.



     "INVENTORY" shall mean all goods, wares and merchandise owned and held for sale by the Borrower.



     "INVESTMENTS" shall have the meaning set forth in Section
6.11.



     "LENDERS" shall mean the Persons identified on Annex A hereto and each assignee that becomes a party to this Agreement as set forth in Section 10.03(b).



     "LETTER OF CREDIT" shall mean a letter of credit that is
(i) issued for account of the Borrower, (ii)a standby or documentary letter of credit, (iii)issued in connection with the purchase of Inventory by the Borrower and for other purposes for which the Borrower has historically obtained letters of credit, or for any other purpose that is reasonably acceptable to the Administrative Agent (including, without limitation, the Letters of Credit issued as described in the third paragraph of the Introductory Statement above), and (iv)in form and substance reasonably satisfactory to the Issuing Bank.



     "LETTER OF CREDIT FEES" shall mean the fees payable in respect of Letters of Credit pursuant to Section 2.21.



     "LETTER OF CREDIT OUTSTANDINGS" shall mean, at any time, the sum of (a)with respect to Letters of Credit outstanding at such time, the aggregate maximum amount that then is or at any time thereafter may become available for drawing or payment thereunder PLUS (b)all amounts theretofore drawn or paid under Letters of Credit for which the Issuing Bank has not then been reimbursed.



     "LIBOR RATE" shall mean, for any Interest Period for any Eurodollar Borrowing, the rate (rounded upwards, if necessary, to the next 1/16 of 1%) at which dollar deposits approximately equal in principal amount to such Eurodollar Borrowing and for a maturity comparable to such Interest Period are offered to the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.



     "LIEN" shall mean any mortgage, pledge, security interest, encumbrance, lien or charge of any kind whatsoever (including any conditional sale or other title retention agreement or any lease in the nature thereof).



     "LOAN DOCUMENTS" shall mean this Agreement, the Notes, the Letters of Credit, the Fee Letter, all Borrowing Base
Certificates, the Blocked Account Agreements, the Access
Agreements, the Payment Direction Agreements, the Security
Documents and any other instrument or agreement executed and delivered in connection herewith.



     "LOAN TO VALUE RATIO" shall mean the ratio expressed as a percentage of (i) the annual average net appraised liquidation value at cost of the Borrower's Inventory on or about the Plan Effective Date to (ii) the Loan Value of the Debtor's Inventory.



     "LOAN VALUE" shall mean the amount determined by the Administrative Agent from time to time, in its reasonable discretion and consistent with the Administrative Agent's usual business practices and policies for similar borrowers similarly situated, as an appropriate estimate of the value of Eligible Receivables, Eligible LC Inventory (which shall not exceed the amount that may be drawn under such Letters of Credit), and Eligible Inventory (which determination shall take into account the following factors, among others: (i) the cost thereof, (a) as determined under the retail method of accounting as reflected in the Borrower's stock ledger (the cost value of the Inventory in the stock ledger will be adjusted based upon the lowest ticketed retail price at which such Inventory is offered to the public, after all permanent mark-downs (whether or not such price is then reflected on the Borrower's accounting system)) or, (b) with respect to warehouse and in-transit inventory, determined under the cost method of accounting, (ii) the first-in, first-out accounting valuation method, (iii) the Borrower's accounting practices, known to the Administrative Agent and in effect on the date hereof, and (iv)excluding any capitalization costs or other non-purchase price charges (other than "freight-in"), such as intracompany freight, used in the Borrower's calculation of cost of goods sold.



     "LOANS" shall mean all loans (including, without limitation, Agent Advances) at any time made to the Borrower or for account of the Borrower pursuant to this Agreement.



     "MATURITY DATE" shall mean the earlier to occur of (a) three years from the Closing Date or (b) four years from the closing date of the Existing Credit Facility.



     "MULTIEMPLOYER PLAN" shall mean a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.



     "MULTIPLE EMPLOYER PLAN" shall mean a Single Employer Plan, which (i)is maintained for employees of the Borrower or an ERISA Affiliate and at least one Person other than the Borrower and its ERISA Affiliates or (ii)was so maintained and in respect of which the Borrower or an ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such Plan has been or were to be terminated.



     "NOTES" shall mean the promissory notes of the Borrower (i) substantially in the form of ExhibitB-1, each payable to the order of a Lender, evidencing the Loans and (ii) substantially in the form of Exhibit B-2, payable to the Administrative Agent, evidencing the Agent Advances.



     "OBLIGATIONS" shall mean (a)the due and punctual payment of principal of and interest on the Loans and the Notes and the reimbursement of all amounts drawn under Letters of Credit, and
(b)the due and punctual payment of the Fees and all other present and future, fixed or contingent, monetary obligations of the Borrower and the Guarantors to the Lenders, the Issuing Bank, the Collateral Agent, the Co-Agents and the Administrative Agent under the Loan Documents.



     "OTHER TAXES" shall have the meaning set forth in Section
2.18(b).



     "OVERADVANCE AMOUNT" shall mean on any day from and including March 1 through and including December 15 of any year, the lesser of (x) up to 5% of the then Loan Value of the then Eligible Inventory PLUS (without duplication) 5% of the then Loan Value of the then Eligible LC Inventory; provided, that the overadvance rate and the Exit Base Advance Rate, when combined, shall not cause the advance rate applied against Eligible Inventory and the Eligible LC Inventory Sublimit to be greater than 75%, and (y) an amount, when added to an amount represented by the Exit Base Advance Rate, will not cause the Loan to Value Ratio to exceed 85%.



     "OVERADVANCE MARGIN" shall mean (i) .50% per annum for any month in which the Borrower has any Loans outstanding by utilizing the Overadvance Amount under the Borrowing Base, or
(ii) at all other times, zero.



     "PAYMENT DIRECTION AGREEMENT" shall mean an agreement among the Borrower, the Administrative Agent and each Credit Card Obligor, in form and substance satisfactory to the Administrative Agent, providing for the direct payment to the BBNA Concentration Account of all amounts due to the Borrower from such Credit Card Obligor



     "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor agency or entity performing substantially the same functions.



     "PENSION PLAN" shall mean a defined benefit pension or retirement plan which meets and is subject to the requirements of Section 401(a) of the Code.



     "PERMITTED INVESTMENTS" shall mean:



          (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case payable in Dollars and maturing within twelve months from the date of acquisition thereof;



          (b) investments in certificates of deposit, banker's acceptances and time deposits (including Eurodollar time deposits) payable in Dollars and maturing within six months from the date of acquisition thereof issued or guaranteed by or placed with (i)any domestic office of the Administrative Agent or (ii)any domestic office of any other commercial bank of recognized standing organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $250,000,000 and is the principal banking Subsidiary of a bank holding company having a long-term unsecured debt rating of at least "A" or the equivalent thereof from Standard & Poor's Corporation or at least "A2" or the equivalent thereof from Moody's Investors Service, Inc.;



          (c) investments in commercial paper payable in Dollars and maturing within six months from the date of acquisition thereof and issued by (i)the holding company of the Administrative Agent or (ii)the holding company of any other commercial bank of recognized standing organized under the laws of the United States of America or any State thereof that has
(A)a combined capital and surplus in excess of $250,000,000 and
(B)commercial paper rated at least "A" or the equivalent thereof from Standard & Poor's Corporation or of at least "A2" or the equivalent thereof from Moody's Investors Service, Inc.;



          (d) investments in repurchase obligations payable in Dollars with a term of not more than seven days for underlying securities of the types described in clause (a) above entered into with any office of a bank or trust company meeting the qualifications specified in clause (b) above;



          (e) investments in money market funds substantially all the assets of which are comprised of securities of the types described in clauses (a) through (d) above; and



          (f) to the extent owned on the Closing Date, investments in the capital stock or partnership interests of any direct or indirect subsidiary of the Borrower.



     "PERMITTED LIENS" shall mean (i)Liens imposed by law (other than Environmental Liens and any Lien imposed under ERISA) for taxes, assessments or charges of any Governmental Authority for claims not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (ii)statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens (other than Environmental Liens and any Lien imposed under ERISA) imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP; (iii)Liens (other than any Lien imposed under ERISA) incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts; (iv)easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of the Borrower or any Guarantor, as the case may be, and which do not materially detract from the value of the property to which they attach or materially impair the use thereof to the Borrower or any Guarantor, as the case may be; (v) purchase money Liens (a) existing on the Closing Date upon or in any property (other than Inventory) acquired or held in the ordinary course of business to secure the purchase price of such property and (b) to secure Indebtedness permitted by Section 6.03(ii) and solely for the purpose of financing the acquisition of such property and (vi)extensions, renewals or replacements of any Lien referred to in paragraphs (i) through (v) above; PROVIDED that the principal amount of the obligation secured thereby is not increased and that any such extension, renewal or replacement is limited to the property originally encumbered thereby.



     "PERSON" shall mean any natural person, corporation, partnership, limited liability company, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.



     "PLAN" shall mean a Single Employer Plan or a Multiemployer
Plan.



     "PLAN EFFECTIVE DATE" shall have the meaning set forth in
Section 4.01(e).



     "PLAN OF REORGANIZATION" shall mean a plan of reorganization under chapter 11 of the Bankruptcy Code for all of the debtors in the Cases.



     "PLEDGE AGREEMENT" shall have the meaning set forth in
Section 4.01(g).



     "PURCHASE AND SERVICE AGREEMENT" shall mean that certain
Amended and Restated Purchase and Service Agreement dated as of August 1, 1995, among Bradlees Stores, Inc., as seller,
Bradlees, Inc., as guarantor, and Citicorp Retail Services,
Inc., as purchaser and servicer.



     "REAL PROPERTY" shall mean all interests of the Borrower and the Guarantors, as applicable, in their respective owned or leased real property.



     "RECEIVABLES" shall mean, with respect to any Credit Card
Obligor, the indebtedness of such Credit Card Obligor to the Borrower under a charge account agreement arising from a sale of merchandise or services by the Borrower.



     "REGISTER" shall have the meaning set forth in Section
10.03(d).



     "REQUIRED LENDERS" shall mean, at any time, Lenders having Loans outstanding representing at least 51% of the total Loans outstanding; PROVIDED, HOWEVER, that if no Loans are outstanding, Required Lenders shall be those Lenders having Commitments representing at least 51% of the Total Commitment (without giving effect to any termination of all of the Commitments pursuant to Section 7.01).



     "SECURITY AGREEMENT" shall have the meaning set forth in
Section 4.01(f).



     "SECURITY DOCUMENTS" shall mean the Security Agreement, the Pledge Agreement, the Trademark Security Agreement and each other document executed in connection with the grant by the Borrower of a security interest in the Collateral to the Collateral Agent, for its benefit and the ratable benefit of the Administrative Agent, the Issuing Bank, the Co-Agents and the Lenders.



     "SETTLEMENT DATE" shall have the meaning set forth in
Section 2.03(d).



     "SHRINK RESERVE" shall mean, as of the date of any determination thereof, (A)the positive result, if any, of subtracting (i)the shrinkage percentage reserve then maintained by the Borrower in its stock ledger from (ii)shrinkage (book to physical differences), calculated as a percentage of cumulative net sales since the last physical inventory, for the Borrower's most recent physical inventory with respect to Inventory located at stores and distribution centers, MULTIPLIED BY (B)cumulative sales since the last physical adjustment by the Borrower.



     "SINGLE EMPLOYER PLAN" shall mean a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (i)is maintained for employees of the Borrower or an ERISA Affiliate or (ii)was so maintained and in respect of which the Borrower could have liability under Section 4069 of ERISA in the event such Plan has been or were to be terminated.



     "SPECIFIED LOCATION SALES" shall have the meaning set forth in Section 2.13(c).



     "STATUTORY RESERVES" shall mean, on any date, the percentage (expressed as a decimal) established by the Board and any other banking authority which is the then stated maximum rate for all reserves (including but not limited to any emergency, supplemental or other marginal reserve requirements) applicable to any member bank of the Federal Reserve System in respect of Eurocurrency Liabilities (or any successor category of liabilities under Regulation D issued by the Board, as in effect from time to time). Such reserve percentages shall include, without limitation, those imposed pursuant to said Regulation. The Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in such percentage.



     "SUBSIDIARY" shall mean, with respect to any Person (herein referred to as the "PARENT"), any corporation, association or other business entity (whether now existing or hereafter organized) of which at least a majority of the securities or other ownership interests having ordinary voting power for the election of directors is, at the time as of which any determination is being made, owned or controlled by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.



     "TAX PAYMENT PLAN" shall have the meaning set forth in
Section 4.01(c).



     "TAX REFUND ACCOUNT" shall have the meaning set forth in
Section 2.13(c).



     "TAXES" shall have the meaning set forth in Section 2.18(a).



     "TERMINATION DATE" shall mean the earliest to occur of
(i)the Maturity Date and (ii)the date on which the maturity of the Loans is accelerated and the commitments of the Lenders are terminated in accordance with Section 7.01.



     "TERMINATION EVENT" shall mean (i)a "reportable event", as such term is described in Section 4043 of ERISA and the regulations issued thereunder (other than a "reportable event" not subject to the provision for 30-day notice to the PBGC under
Section 4043 of ERISA or such regulations) or an event described in Section 4068 of ERISA excluding events described in Section 4043(c)(9) of ERISA or 29 CFR 2615.21 or 2615.23, or (ii)the
withdrawal of the Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer", as such term is defined in Section 4001(c) of ERISA, or the incurrence of liability by the Borrower or any ERISA Affiliate under Section 4064 of ERISA upon the termination of a Multiple Employer Plan, or (iii)providing notice of intent to terminate a Plan pursuant to Section 4041(c) of ERISA or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, or (iv)the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or (v)any other event or condition which would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of or the appointment of a trustee to administer, any Plan, or the imposition of any liability under Title IV of ERISA (other than for the payment of premiums to the PBGC).



     "TOTAL COMMITMENT" shall mean, at any time, the sum of the Commitments at such time.



     "TRADEMARK SECURITY AGREEMENT" shall have the meaning set forth in Section 4.01(h).



     "TRANSFEREE" shall have the meaning set forth in Section
2.18(a).



     "TYPE" when used in respect of any Loan or Borrowing shall refer to the rate of interest by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined.



     "UNUSED COMMITMENT" shall mean, on any day, (a)the then aggregate amount of the Commitments MINUS (b)the sum of (i)the principal amount of Loans then outstanding and (ii)the then
Letter of Credit Outstandings.





     "WITHDRAWAL LIABILITY" shall have the meaning set forth under Part I of Subtitle E of Title IV of ERISA.



     "YONKERS LOCATION SALE" shall have the meaning set forth in
Section 2.13(c).



     SECTION 1.02.  TERMS GENERALLY.  The definitions in Section
1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; PROVIDED, HOWEVER, that for purposes of determining compliance with any covenant set forth in Article VI, such terms shall be construed in accordance with GAAP as in effect on the date of this Agreement applied on a basis consistent with the application used in the Borrower's audited financial statements for the fiscal year ended on February 1, 1997.



                   II.  AMOUNT AND TERMS OF CREDIT



     SECTION 2.01.COMMITMENT OF THE LENDERS.



          (a) Each Lender severally and not jointly with any other Lender agrees, upon the terms and subject to the conditions herein set forth, to extend credit to the Borrower on a revolving basis, in the form of Credit Extensions and in an amount equal to such Lender's Commitment Percentage thereof, subject to the following limitations:



               (1)  The aggregate outstanding amount of the
Credit Extensions shall not at any time exceed the lowest of
(i)$250,000,000 or any lesser amount to which the Commitments have then been reduced by the Borrower pursuant to Sections 2.07 or 2.10, and (ii)the then amount of the Borrowing Base, plus the cash held in the Cash Collateral Account pursuant to Sections2.02, 2.10(a) and 2.14(a) (item "FOURTH").



               (2) No Lender shall be obligated to issue any Letter of Credit, and Letters of Credit shall be available from the Issuing Bank, subject to the ratable participation of all Lenders, as set forth in Section 2.02. The Borrower will not at any time permit the aggregate Letter of Credit Outstandings to exceed $125,000,000.



               (3) Subject to all of the other provisions of this Agreement, Loans that are repaid may be reborrowed prior to the Termination Date. No new Credit Extension, however, shall be made to the Borrower after the Termination Date.



          (b) Each Borrowing of Loans (other than Agent Advances) shall be made by the Lenders PRO RATA in accordance with their respective Commitments. The failure of any Lender to make any such Loan shall neither relieve any other Lender of its obligation to fund its Loan in accordance with the provisions of this Agreement nor increase the obligation of any such other Lender.



     SECTION 2.02.  LETTERS OF CREDIT.



          (a) Upon the terms and subject to the conditions herein set forth, the Borrower may request the Issuing Bank, at any time and from time to time after the date hereof and prior to the Termination Date, to issue, and subject to the terms and conditions contained herein, the Issuing Bank shall issue, for the account of the Borrower one or more Letters of Credit; PROVIDED that no Letter of Credit shall be issued if after giving effect to such issuance (i)the aggregate Letter of Credit Outstandings shall exceed $125,000,000, or (ii)the aggregate Credit Extensions would exceed the limitation set forth in
Section 2.01(a)(1); and PROVIDED FURTHER that no Letter of Credit shall be issued if the Issuing Bank shall have received notice from the Administrative Agent or the Required Lenders that the conditions to such issuance have not been met.



          (b) No Letter of Credit shall have an Expiry Date later than the 90th day after the Maturity Date. In the case of each Letter of Credit issued with an expiry date later than the Termination Date, the Borrower shall, on or prior to the Termination Date, either (i)cause such Letter of Credit to be returned to the Issuing Bank undrawn and marked "cancelled" and otherwise discharged in a manner satisfactory to the Issuing Bank or (ii)if the Borrower is unable to return and discharge such Letter of Credit, either (x)provide a "back-to-back" letter of credit issued by a bank and on terms in form and substance satisfactory to the Issuing Bank and the Administrative Agent (in their sole and absolute discretion), in an amount equal to 105% of the undrawn amount of such Letter of Credit or
(y)deposit cash in the Cash Collateral Account in an amount equal to 105% of the undrawn amount under such Letter of Credit.



          (c) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Bank and in addition to all Letter of Credit Fees provided for in Section 2.21, a fronting fee equal to 0.125% per annum of the average daily balance of the maximum amount that at any time is available for drawing or payment under each Letter of Credit, payable quarterly in arrears, as well as such fees and charges in connection with the issuance, negotiation, settlement, amendment and processing of each Letter of Credit issued by the Issuing Bank as are customarily imposed by the Issuing Bank from time to time in connection with letter of credit transactions.



          (d) Drafts drawn under each Letter of Credit shall be reimbursed by the Borrower in Dollars not later than the first Business Day following the date of draw and shall bear interest from the date of draw until the first Business Day following the date of draw at a rate per annum equal to the Alternate Base Rate and thereafter until reimbursed in full at a rate per annum equal to the Alternate Base Rate PLUS 2.00% per annum (computed on the basis of the actual number of days elapsed over any year of 360 days). The Borrower shall effect such reimbursement
(x)if such draw occurs prior to the Termination Date (or the earlier date of termination of the Total Commitment), through a Borrowing of Loans without the satisfaction of the conditions precedent set forth in Section 4.02, or (y)if such draw occurs on or after the Termination Date (or the earlier date of termination of the Total Commitment), in cash. Each Lender agrees to fund its Commitment Percentage of the Loans described in clause (x) of the preceding sentence notwithstanding a failure to satisfy the applicable lending conditions thereto or the provisions of Sections 2.01 and 2.02 or the occurrence of the Termination Date.



          (e) Immediately upon the issuance of any Letter of Credit by the Issuing Bank, the Issuing Bank shall be deemed to have sold to each Lender and each such Lender shall be deemed unconditionally and irrevocably to have purchased from the Issuing Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Commitment Percentage, in such Letter of Credit, each drawing thereunder and the obligations of the Borrower and the Guarantors under this Agreement with respect thereto. Upon any change in the Commitments pursuant to Section 10.03, it is hereby agreed that with respect to all Letter of Credit Outstandings, there shall be an automatic adjustment to the participations hereby created to reflect the new Commitment Percentages of the assigning and assignee Lenders. Any action taken or omitted by the Issuing Bank under or in connection with a Letter of Credit, if taken or omitted in the absence of gross negligence or wilful misconduct, shall not create for the Issuing Bank any resulting liability to any Lender.



          (f) In the event that the Issuing Bank makes any payment under any Letter of Credit and the Borrower shall not have reimbursed such amount in full to the Issuing Bank pursuant to this Section 2.02, the Issuing Bank shall promptly notify the Administrative Agent, which shall promptly notify each Lender of such failure, and each Lender shall promptly and unconditionally pay to the Administrative Agent for the account of the Issuing Bank the amount of such Lender's Commitment Percentage of such unreimbursed payment in Dollars and in same day funds. If the Issuing Bank so notifies the Administrative Agent, and the Administrative Agent so notifies the Lenders prior to 11:00 a.m., Boston time, on any Business Day, each such Lender shall make available to the Issuing Bank such Lender's Commitment Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Lender shall not have so made its Commitment Percentage of the amount of such payment available to the Issuing Bank, such Lender agrees to pay to the Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent for the account of the Issuing Bank at the Federal Funds Effective Rate. The failure of any Lender to make available to the Issuing Bank its Commitment Percentage of any payment under any Letter of Credit shall neither relieve any Lender of its obligation hereunder to make available to the Issuing Bank its Commitment Percentage of any payment under any Letter of Credit on the date required, as specified above, nor increase the obligation of such other Lender. Whenever any Lender has made payments to the Issuing Bank in respect of any reimbursement obligation for any Letter of Credit, such Lender shall be entitled to share ratably, based on its Commitment Percentage, in all payments and collections thereafter received on account of such reimbursement obligation.



          (g) Whenever the Borrower desires that the Issuing Bank issue a Letter of Credit, it shall give to the Issuing Bank at least two Business Days' prior written (including telegraphic, telex, facsimile or cable communication) notice (or such shorter period as may be agreed upon in writing by the Issuing Bank and the Borrower) specifying the date on which the proposed Letter of Credit is to be issued (which shall be a Business Day), the stated amount of the Letter of Credit so requested, the expiration date of such Letter of Credit, the name and address of the beneficiary thereof, and the provisions thereof.



The obligations of the Borrower to reimburse the Issuing Bank for drawings made under any Letter of Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation (it being understood that any such payment by the Borrower shall be without prejudice to, and shall not constitute a waiver of, any rights the Borrower might have or might acquire as a result of the payment by the Issuing Bank of any draft or the reimbursement by the Borrower thereof): (i)any lack of validity or enforceability of any Letter of Credit; (ii)the existence of any claim, setoff, defense or other right which the Borrower or any Guarantor may have at any time against a beneficiary of any Letter of Credit or against any of the Lenders, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction; (iii)any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv)payment by the Issuing Bank of any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit; (v)any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or (vi)the fact that any Event of Default shall have occurred and be continuing.



SECTION 2.03.MAKING OF LOANS.



          (a) Except as set forth in Section 2.09, Loans by the Lenders shall be either ABR Loans or (so long as no Event of Default has occurred and is continuing and the making of Eurodollar Loans by any Lender is not illegal or impractical) Eurodollar Loans as the Borrower may request subject to and in accordance with this Section 2.03. All Loans made pursuant to the same Borrowing shall, unless otherwise specifically provided herein, be Loans of the same Type. Each Lender may fulfill its Commitment with respect to any Loan by causing any lending office of such Lender to make such Loan; but any such use of a lending office shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of the applicable Note. Each Lender shall, subject to its overall policy considerations, use reasonable efforts (but shall not be obligated) to select a lending office which will not result in the payment of increased costs by the Borrower pursuant to
Section 2.15. Subject to the other provisions of this Section
2.03 and the provisions of Section 2.16, Borrowings of Loans of more than one Type may be incurred at the same time, but no more than five Borrowings of Eurodollar Loans may be outstanding at any time.



          (b) The Borrower shall give the Administrative Agent two business days' prior notice of each Borrowing of Eurodollar Loans and same-day notice of each Borrowing of ABR Loans, so long as notice is given prior to 12:00 Noon, Boston time. Such notice shall be irrevocable and shall specify the amount of the proposed Borrowing (which shall not be less than $1,000,000 in the case of Eurodollar Loans) and the date thereof (which shall be a Business Day) and shall contain disbursement instructions. Such notice, to be effective, must be received by the Administrative Agent not later than 1:00 p.m., Boston time, on the second Business Day in the case of Eurodollar Loans and not later than 12:00 Noon, Boston time, on the same day in the case of ABR Loans, on which such Borrowing is to be made. Such notice shall specify whether the Borrowing then being requested is to be a Borrowing of ABR Loans or Eurodollar Loans and, if Eurodollar Loans, the Interest Period with respect thereto. If no election of Interest Period is specified in any such notice for a Borrowing of Eurodollar Loans, such notice shall be deemed a request for an Interest Period of one month. If no election is made as to the Type of Loan, such notice shall be deemed a request for Borrowing of ABR Loans (subject to Section 2.03(a)).
 The Administrative Agent shall promptly notify each Lender of its proportionate share of such Borrowing, the date of such Borrowing, the Type of Borrowing being requested and the Interest Period or Interest Periods applicable thereto, as appropriate. On the borrowing date specified in such notice, each Lender shall make its share of the Borrowing available at the office of the Administrative Agent at 100 Federal Street, Boston, Massachusetts 02110, no later than 3:00 p.m., Boston time, in immediately available funds. Upon receipt of the funds made available by the Lenders to fund any borrowing hereunder, the Administrative Agent shall disburse such funds in the manner specified in the notice of borrowing delivered by the Borrower and shall use reasonable efforts to make the funds so received from the Lenders available to the Borrower no later than 4:00 p.m., Boston time.



          (c) The Administrative Agent is authorized by the Lenders, but is not obligated, to make Agent Advances up to $15,000,000 in the aggregate outstanding at any time, consisting only of ABR Loans upon a notice of Borrowing received by the Administrative Agent (which notice, at the Administrative Agent's discretion, may be submitted prior to 12:00 Noon, Boston time, on the same day for which such Agent Advance is requested). Agent Advances (together with all other Credit Extensions) may not at any time cause the Borrower to be in violation of the provisions of Section 2.10(a) hereof. Agent Advances shall be subject to periodic settlement with the Lenders under the following subsection.



          (d) (i) The amount of each Lender's Commitment Percentage of outstanding Loans (including Agent Advances) shall be computed weekly (or more frequently in the Administrative Agent's discretion) and shall be adjusted upward or downward based on all Loans (including Agent Advances) and repayments of Loans (including Agent Advances) received by the Administrative Agent as of 3:00p.m., Boston time, on the first Business Day following the end of the period specified by the Administrative Agent (such date, the "SETTLEMENT DATE").



               (ii) The Administrative Agent shall deliver to each of the Lenders promptly after the Settlement Date a summary statement of the amount of outstanding Loans (including Agent Advances) for the period and the amount of repayments received for the period. As reflected on the summary statement: (x) the Administrative Agent shall transfer to each Lender its Commitment Percentage of repayments (after accounting for unreimbursed Agent Advances) and (y) each Lender shall transfer to the Administrative Agent (as provided below), or the Agent shall transfer to each Lender, such amounts as are necessary to insure that, after giving effect to all such transfers, the amount of Loans made by each Lender with respect to Loans (including Agent Advances) shall be equal to such Lender's Commitment Percentage of Loans outstanding as of such Settlement Date. If the summary statement requires transfers to be made to the Administrative Agent by the Lenders and is received prior to 12:00Noon, Boston time, on a Business Day, such transfers shall be made in immediately available funds no later than 3:00p.m., Boston time, that day; and, if received after 12:00Noon, Boston time, then no later than 3:00p.m., Boston time, on the next Business Day. The obligation of each Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Administrative Agent and, notwithstanding the foregoing, on the day that the Administrative Agent makes an Agent Advance hereunder, each Lender shall be deemed to have made its Commitment Percentage of such Agent Advance on such day. If and to the extent any Lender shall not have so made its transfer to the Administrative Agent, such Lender agrees to pay to the Administrative Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent at the Federal Funds Effective Rate.



     SECTION 2.04.NOTES; REPAYMENT OF LOANS.



          (a) The Loans outstanding to each Lender (and to the Administrative Agent, with respect to Agent Advances) shall be evidenced by a Note duly executed on behalf of the Borrower, dated the Closing Date, in substantially the form attached hereto as Exhibit B-1 or B-2, as applicable, payable to the order of such Lender (or the Administrative Agent, as applicable) in an aggregate principal amount equal to such Lender's Commitment (or, in the case of the Note evidencing the Agent Advances, $15,000,000).



          (b) The outstanding principal balance of all Loans, as evidenced by such Notes, shall be payable on the Termination Date (subject to earlier repayment as provided below). Each Note shall bear interest from the date thereof on the outstanding principal balance thereof as set forth in this
Article II. Each Lender is hereby authorized by the Borrower to endorse on a schedule attached to each Note delivered to such Lender (or on a continuation of such schedule attached to such Note and made a part thereof), or otherwise to record in such Lender's internal records, an appropriate notation evidencing the date and amount of each Loan from such Lender, each payment and prepayment of principal of any such Loan, each payment of interest on any such Loan and the other information provided for on such schedule; PROVIDED, HOWEVER, that the failure of any Lender to make such a notation or any error therein shall not affect the obligation of the Borrower to repay the Loans made by such Lender in accordance with the terms of this Agreement and the applicable Notes.



     SECTION 2.05.INTEREST ON LOANS.



          (a) Subject to Section 2.06, each ABR Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum that shall be equal to the then Alternate Base Rate, PLUS the Overadvance Margin.



          (b) Subject to Section 2.06, each Eurodollar Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal, during each Interest Period applicable thereto, to the Adjusted LIBOR Rate for such Interest Period, PLUS the Eurodollar Applicable Margin, PLUS the Overadvance Margin (the "EURODOLLAR INTEREST RATE"); PROVIDED that, after the first anniversary of the Closing Date, if the Borrower's Interest Coverage Ratio as measured at the end of any fiscal quarter is greater than or equal to 2.5:1, then each Eurodollar Interest Rate outstanding during the following fiscal quarter shall bear interest during such fiscal quarter at a rate per annum equal to the applicable Eurodollar Interest Rate LESS 0.25%.



          (c) Accrued interest on all Loans shall be payable in arrears on each Interest Payment Date applicable thereto, at maturity (whether by acceleration or otherwise), after such maturity on demand and (with respect to Eurodollar Loans) upon any repayment or prepayment thereof (on the amount prepaid).



          (d) All outstanding Loans that on any day are not, in accordance with the provisions of this Agreement, Eurodollar
Loans shall, for such day, constitute ABR Loans and, subject to
Section 2.06, shall bear interest with reference to the Alternate Base Rate as set forth in Section 2.05(a).



     SECTION 2.06.DEFAULT INTEREST. Effective upon the occurrence of any Event of Default and at all times thereafter while such Event of Default is continuing, interest shall accrue on all outstanding Loans (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Alternate Base Rate PLUS 2.00% per annum, and such interest shall be payable on demand.



     SECTION 2.07.OPTIONAL TERMINATION OR REDUCTION OF COMMITMENTS. Upon at least two Business Days' prior written notice to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Commitments. Each such reduction shall be in the principal amount of $5,000,000 or any integral multiple thereof. Such reduction or termination shall be applied ratably to the Commitment of each Lender and shall be irrevocable when given. At the effective time of each such reduction or termination, the Borrower shall pay to the Administrative Agent (i)all Commitment Fees accrued on the amount of the Commitments so terminated or reduced through the date thereof, (ii)any amount by which the Credit Extensions outstanding on such date exceed the amount to which the Commitments, as the case may be, are to be reduced effective on such date and (iii)all earned and unpaid Fees with respect to such Credit Extensions, in each case PRO RATA based on the amount prepaid.



     SECTION 2.08.ALTERNATE RATE OF INTEREST. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Loan the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower absent manifest error) that reasonable means do not exist for ascertaining the applicable Adjusted LIBOR Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or telegraphic notice of such determination to the Borrower and the Lenders. After such notice shall have been given and until the circumstances giving rise to such notice no longer exist, any request by the Borrower for any funding as, continuation of or conversion into a Eurodollar Borrowing shall be deemed a request for a Borrowing of ABR Loans.



     SECTION 2.09. REFINANCING OF LOANS. The Borrower shall have the right at any time, on two Business Days' prior irrevocable notice to the Administrative Agent (which notice, to be effective, must be received by the Administrative Agent not later than 1:00 p.m., Boston time, on the second Business Day preceding the date of any refinancing), (x)to refinance any outstanding Borrowing or Borrowings of Loans of one Type (or a portion thereof) with a Borrowing of Loans of the other Type or
(y)to continue an outstanding Borrowing of Eurodollar Loans for an additional Interest Period, subject to the following:



          (a) no Borrowing or Loans may be refinanced into, or continued as, Eurodollar Loans at any time when an Event of Default has occurred and is continuing;



          (b) if less than a full Borrowing of Loans is refinanced, such refinancing shall be made PRO RATA among the Lenders, as applicable, in accordance with the respective principal amounts of the Loans comprising such Borrowing held by such Lenders immediately prior to such refinancing;



          (c) the aggregate principal amount of Loans being refinanced into or continued as Eurodollar Loans shall be at least $1,000,000;



          (d) each Lender shall effect each refinancing by applying the proceeds of its new Eurodollar Loan or ABR Loan, as the case may be, to its Loan being refinanced;



          (e) the Interest Period with respect to a Borrowing of Eurodollar Loans effected by a refinancing or in respect to the Borrowing of Eurodollar Loans being continued as Eurodollar Loans shall commence on the date of refinancing or the expiration of the current Interest Period applicable to such continuing Borrowing, as the case may be;



          (f) a Borrowing of Eurodollar Loans may be refinanced only on the last day of an Interest Period applicable thereto;



          (g) each request for a refinancing with a Borrowing of Eurodollar Loans which fails to state an applicable Interest
Period shall be deemed to be a request for an Interest Period of one month; and



          (h) no more than five Borrowings of Eurodollar Loans may be outstanding at any time.



If the Borrower does not give notice to refinance any Borrowing of Eurodollar Loans, or does not give notice to continue, or does not have the right to continue, any Borrowing as Eurodollar Loans, in each case as provided above, such Borrowing shall automatically be refinanced with a Borrowing of ABR Loans at the expiration of the then-current Interest Period. The Administrative Agent shall, after it receives notice from the Borrower, promptly give each Lender notice of any refinancing, in whole or part, of any Loan made by such Lender.



     SECTION 2.10.MANDATORY PREPAYMENT; COMMITMENT TERMINATION;
CASH COLLATERAL. The outstanding Obligations shall be subject to mandatory prepayment as follows:



               (a)  If at any time the amount of the Credit
Extensions exceeds the lower of (i)the then amount of the Commitments and (ii)the then amount of the Borrowing Base, plus the cash held in the Cash Collateral Account pursuant to Sections2.02 and 2.14, the Borrower will within one Business Day
(i)prepay the Loans in an amount necessary to eliminate such excess and (ii)if, after giving effect to the prepayment in full of all outstanding Loans such excess has not been eliminated, deposit cash to the Cash Collateral Account in an amount equal to 105% of the remaining amount of such excess.



               (b)  Upon the Termination Date, the credit
facility provided hereunder shall be terminated in full and the Borrower shall pay, in full and in cash, all outstanding Loans and all other outstanding Obligations, except that if any Letter of Credit then remains outstanding, the Borrower shall with respect to outstanding Letters of Credit, (i) deposit into the Cash Collateral Account an amount sufficient to cause the funds on deposit in the Cash Collateral Account to be equal to 105% of the sum of then Letter of Credit Outstandings or (ii) secure its reimbursement obligations thereunder with a letter of credit in form and substance and from an issuer satisfactory to the Issuing Bank in its sole discretion.



     SECTION 2.11.OPTIONAL PREPAYMENT OF LOANS; REIMBURSEMENT OF
LENDERS.



          (a) The Borrower shall have the right at any time and from time to time to prepay outstanding Loans in whole or in part, (x)with respect to Eurodollar Loans, upon at least two Business Days' prior written, telex or facsimile notice to the Administrative Agent prior to 1:00 p.m., Boston time, and
(y)with respect to ABR Loans, on the same Business Day if written, telex or facsimile notice is received by the Administrative Agent prior to 3:00 p.m., Boston time, subject to the following limitations:



               (1)  All prepayments shall be paid to the
Administrative Agent for application, FIRST, to the prepayment of outstanding Agent Advances, SECOND, to the prepayment of outstanding Loans ratably in accordance with each Lender's Commitment Percentage, and THIRD, to the funding of a cash collateral deposit in the Cash Collateral Account in an amount equal to 105% of all Letter of Credit Outstandings.



               (2) Subject to the foregoing, outstanding ABR Loans shall be prepaid before outstanding Eurodollar Loans are prepaid. Each partial prepayment of Eurodollar Loans shall be in an integral multiple of $1,000,000. No prepayment of Eurodollar Loans shall be permitted pursuant to this Section 2.11(a) other than on the last day of an Interest Period applicable thereto, unless the Borrower simultaneously reimburses the Lenders for all "Breakage Costs" (as defined below) associated therewith. No partial prepayment of a Borrowing of Eurodollar Loans shall result in the aggregate principal amount of the Eurodollar Loans remaining outstanding pursuant to such Borrowing being less than $1,000,000.



               (3) Each notice of prepayment shall specify the prepayment date, the principal amount and Type of the Loans to be prepaid and, in the case of Eurodollar Loans, the Borrowing or Borrowings pursuant to which such Loans were made. Each notice of prepayment shall be irrevocable and shall commit the Borrower to prepay such Loan by the amount and on the date stated therein. The Administrative Agent shall, promptly after receiving notice from the Borrower hereunder, notify each Lender of the principal amount and Type of the Loans held by such Lender which are to be prepaid, the prepayment date and the manner of application of the prepayment.



          (b) The Borrower shall reimburse each Lender on demand for any loss incurred or to be incurred by it in the reemployment of the funds released (i)resulting from any prepayment (for any reason whatsoever, including, without limitation, refinancing with ABR Loans) of any Eurodollar Loan required or permitted under this Agreement, if such Loan is prepaid other than on the last day of the Interest Period for such Loan or (ii)in the event that after the Borrower delivers a notice of borrowing under Section 2.03 in respect of Eurodollar Loans, such Loans are not made on the first day of the Interest Period specified in such notice of borrowing for any reason other than a breach by such Lender of its obligations hereunder.
 Such loss shall be the amount as reasonably determined by such Lender as the excess, if any, of (A)the amount of interest which would have accrued to such Lender on the amount so paid or not borrowed at a rate of interest equal to the Adjusted LIBOR Rate for such Loan, for the period from the date of such payment or failure to borrow to the last day (x)in the case of a payment or refinancing with ABR Loans other than on the last day of the Interest Period for such Loan, of the then current Interest Period for such Loan or (y)in the case of such failure to borrow, of the Interest Period for such Loan which would have commenced on the date of such failure to borrow, over (B)the amount of interest which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the London interbank market (collectively, "BREAKAGE COSTS"). Any Lender demanding reimbursement for such loss shall deliver to the Borrower from time to time one or more certificates setting forth the amount of such loss as determined by such Lender.



          (c) In the event the Borrower fails to prepay any Loan on the date specified in any prepayment notice delivered pursuant to Section 2.11(a), the Borrower on demand by any Lender shall pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any loss incurred by such Lender as a result of such failure to prepay, including, without limitation, any loss, cost or expenses incurred by reason of the acquisition of deposits or other funds by such Lender to fulfill deposit obligations incurred in anticipation of such prepayment. Any Lender demanding such payment shall deliver to the Borrower from time to time one or more certificates setting forth the amount of such loss as determined by such Lender.



          (d) Whenever any partial prepayment of Loans are to be applied to Eurodollar Loans, such Eurodollar Loans shall be prepaid in the chronological order of their Interest Payment
Dates.



     SECTION 2.12. MAINTENANCE OF LOAN ACCOUNT; STATEMENTS OF
ACCOUNT.



          (a) The Administrative Agent shall maintain an account on its books in the name of the Borrower (the "LOAN ACCOUNT") in which the Borrower will be charged with (i)all Agent Advances and all loans and advances made by the Lenders to the Borrower or for the Borrower's account, including the Loans,
(ii)all Letter of Credit reimbursement obligations, Fees and interest that have become payable as herein set forth, and
(iii)if an Event of Default has occurred and is continuing, any and all other Obligations that have become payable. The charging of any Obligations to the Loan Account shall not excuse the Borrower from paying such Obligations in cash when due and shall not cure or waive any Default or Event of Default that may have resulted from non-payment thereof or any right or remedy consequent thereon.



          (b) The Loan Account will be credited with all amounts received by the Administrative Agent from the Borrower or from others for the Borrower's account, including all amounts received in the BBNA Concentration Account from the Blocked Account Banks, and the amounts so credited shall be applied as set forth in Sections 2.14(a) and (b). In no event shall prior recourse to any deposit or other accounts, or any other assets, be a prerequisite to the Administrative Agent's right to demand payment of any Obligation upon its maturity. Further, the Administrative Agent shall have no obligation whatsoever to perform in any respect any of the Borrower's contracts or obligations relating to any of such accounts. After the end of each month, the Administrative Agent shall send to the Borrower a statement accounting for the charges, loans, advances and other transactions occurring among and between the Administrative Agent, the Lenders and the Borrower during that month. The monthly statements shall, absent manifest error, be an account stated, which is final, conclusive and binding on the Borrower.



     SECTION 2.13. CASH RECEIPTS.



          (a) On or prior to the Closing Date, the Borrower and the Administrative Agent shall have entered into agency agreements with the banks maintaining the deposit accounts identified on Schedule 3.11(b) (collectively, the "BLOCKED ACCOUNTS"), which agreements (the "BLOCKED ACCOUNT AGREEMENTS") shall be in form and substance satisfactory to the Administrative Agent and shall require the sweep on each Business Day (in accordance with the Borrower's customary cash deposit procedures outlined in Schedule 2.13 (as such procedures may be amended from time to time with the consent of the Administrative Agent)) of all available cash receipts from the sale of Inventory and other assets, all collections of Receivables and other accounts, and all other cash payments received by the Borrower or any Guarantor from any Person or from any source or on account of any sale or other transaction or event, except only the proceeds of the Loans (all such non-excluded cash receipts and collections, "CASH RECEIPTS"), from Blocked Accounts in excess of the amount in each such account set forth on Schedule 3.11(b) (except upon the occurrence and during the continuance of an Event of Default, when all such amounts in such accounts will be swept) to a concentration account maintained by the Administrative Agent at BBNA (the "BBNA CONCENTRATION ACCOUNT"). All Cash Receipts shall be deposited into a Blocked Account or the BBNA Concentration Account in accordance with the Borrower's customary cash deposit procedures outlined in Schedule 2.13.
The Borrower shall accurately report to the Administrative Agent all amounts deposited in the Blocked Accounts to ensure the proper transfer of funds as set forth above. If at any time other than the times set forth above any cash or cash equivalents owned by the Borrower or any Guarantor are deposited to any account, or held or invested in any manner, otherwise than in a Blocked Account that is subject to a Blocked Account Agreement, the Administrative Agent may require the Borrower to close such Blocked Account and have all funds therein transferred to an account maintained by the Administrative Agent at BBNA and all future deposits made to a Blocked Account which is subject to a Blocked Account Agreement.



          (b) The Borrower may request that the Administrative Agent close Blocked Accounts and/or open new Blocked Accounts (or, in either case, permit the Borrower to do so), subject to the execution and delivery to the Administrative Agent of appropriate Blocked Account Agreements (unless expressly waived by the Administrative Agent) consistent with the provisions of this Section 2.13 and otherwise satisfactory to the Administrative Agent. Unless consented to in writing by the Administrative Agent, the Borrower and the Guarantors may not maintain any bank accounts other than the ones expressly contemplated herein.



          (c) Notwithstanding anything contained herein to the contrary, so long as no default or event of default has occurred and is continuing under the Existing Credit Facility on the Closing Date, and all Obligations under the Existing Credit Facility have been paid in full, the Borrower may utilize up to $25,000,000 in proceeds, if any, remaining in the Tax Refund Account (as defined in the Existing Credit Facility) and from the Specified Location Sales (as defined in the Existing Credit Facility) (collectively, the "ESCROW PROCEEDS"), other than the Yonkers Location Sale (as defined in the Existing Credit Facility) to pay on or after the Closing Date any costs directly associated with or claims payable under the Plan of Reorganization; PROVIDED that such funds are held in a segregated account at BBNA and subject to the Lien of the Collateral Agent until such application.



          (d)  The Borrower may also maintain with the
Administrative Agent at BBNA one or more disbursement accounts with a balance at any time not in excess of the amounts set forth on Schedule 2.13 (the "BBNA DISBURSEMENT ACCOUNTS") to be used by the Borrower for disbursements and payments (including payroll) in the ordinary course of business or as otherwise permitted hereunder; PROVIDED that, upon the occurrence and during the continuance of an Event of Default, all amounts in such accounts may be swept by the Administrative Agent into the BBNA Cash Concentration Account for application in accordance with Sections 2.14(a) and (b).



          (e) Notwithstanding the foregoing, so long as no Default or Event of Default has occurred and is continuing, and the Administrative Agent shall not have issued a "Notice of Redirection" under the Blocked Account Agreements, the Borrower shall be permitted to make cash withdrawals from the Blocked Accounts in accordance with its customary procedures as set forth on Schedule 2.13 in effect on the date hereof to fund the ordinary-course cash operating needs of its stores (such as change for registers and funds to cash employees' paychecks (otherwise commonly referred to as "coin orders")), PROVIDED that all such withdrawals are replaced in accordance with the Borrower's customary practices.



          (f) Notwithstanding anything in this Agreement to the contrary, the Borrower's failure to comply with the cash deposit and sweep requirements set forth in Section 2.13(a) due directly to earthquake, landslide, hurricane, tornado, fire, flood, material disruption in armored car service, blizzard, act of God or the public enemy, act of war, public disorder, rebellion, sabotage, revolution, epidemic, riot or quarantine shall not be an Event of Default hereunder unless such failure continues for 3 days.



     SECTION 2.14.APPLICATION OF PAYMENTS.



          (a) All amounts received in the BBNA Concentration Account from any source, including the Blocked Account Banks shall be credited to the Loan Account (effective as of the Business Day as of which the Administrative Agent determines in good faith that it has received, prior to 2:00p.m., Boston time, immediately available funds therefor) and such credits shall be applied in the following order: FIRST, to pay interest due and payable on Credit Extensions and to pay Fees and expense reimbursements and indemnification then due and payable to the Administrative Agent, BSI, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders; SECOND, to repay outstanding Agent Advances; THIRD, to repay outstanding Loans that are ABR Loans and all outstanding reimbursement obligations for Letters of Credit; FOURTH, to repay outstanding Loans that are Eurodollar Loans and all LIBOR breakage losses due in respect of such repayment pursuant to Section 2.11(b) or, at the Borrower's option (if no Default or Event of Default has occurred and is then continuing), to fund a cash collateral deposit to the Cash Collateral Account sufficient to pay, and with direction to pay, all such outstanding Eurodollar Loans on the last day of the then-pending Interest Period therefor; FIFTH, if any Default or Event of Default has occurred and is continuing, to fund a cash collateral deposit in the Cash Collateral Account in an amount equal to 105% of the aggregate maximum amount that then is or at any time may become available for drawing or payment under all outstanding Letters of Credit; PROVIDED, HOWEVER, that if such Default or Event of Default shall be cured, corrected or waived pursuant to the terms hereof, such cash collateral shall be released and applied pursuant to clause SIXTH below or pursuant to Section 2.14(b), as the case may be; and SIXTH, to pay all other Obligations that are then outstanding and payable.



          (b) Any amounts received in the BBNA Concentration Account at any time when all of the applications set forth in
Section 2.14(a) have been and remain fully funded shall be remitted to the Borrower, if and as the Borrower may request.



          (c) If any item deposited to the BBNA Concentration Account and credited to the Loan Account is dishonored or returned unpaid for any reason, whether or not such return is rightful or timely, the Administrative Agent shall have the right to reverse such credit and charge the amount of such item to the Loan Account and the Borrower shall indemnify the Administrative Agent, the Collateral Agent, the Issuing Bank, the Co-Agents and the Lenders against all claims and losses resulting from such dishonor or return.



     SECTION 2.15. INCREASED COSTS.



          (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Lender of the principal of or interest on any Eurodollar Loan or ABR Loan made by such Lender or any fees or other amounts payable hereunder (other than changes in respect of Taxes, Other Taxes and taxes imposed on, or measured by, the net income or overall gross receipts or franchise taxes of such Lender by the jurisdiction in which such Lender has its principal office or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by such Lender (except any such reserve requirement which is reflected in the Adjusted LIBOR Rate) or shall impose on such Lender or the London interbank market any other condition affecting this Agreement or the Eurodollar Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or to reduce the amount of any sum received or receivable by such Lender hereunder or under the Notes (whether of principal, interest or otherwise) by an amount deemed by such Lender to be material, then the Borrower will pay to such Lender in accordance with paragraph (c) below such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.



          (b) If any Lender shall have determined that the applicability of any law, rule, regulation or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption or effectiveness after the date hereof of any law, rule, regulation or guideline regarding capital adequacy, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or any Lending office of such Lender) or any Lender's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement, the Loans made by such Lender pursuant hereto, such Lender's Commitment hereunder or the issuance of, or participation in, any Letter of Credit by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such adoption, change or compliance (taking into account such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company of any such reduction suffered.



          (c) A certificate of each Lender setting forth such amount or amounts as shall be necessary to compensate such Lender or its holding company as specified in paragraph (a) or
(b) above, as the case may be, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay each Lender the amount shown as due on any such certificate delivered to it within 10 days after its receipt of the same. Any Lender receiving any such payment shall promptly make a refund thereof to the Borrower if the law, regulation, guideline or change in circumstances giving rise to such payment is subsequently deemed or held to be invalid or inapplicable.



          (d) Failure on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Lender's right to demand compensation with respect to such period or any other period. The protection of this Section 2.15 shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed.



     SECTION 2.16.CHANGE IN LEGALITY.



          (a) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if (x)any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration thereof shall make it unlawful for a Lender to make or maintain a Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to a Eurodollar Loan or (y)at any time any Lender determines that the making or continuance of any of its Eurodollar Loans has become impracticable as a result of a contingency occurring after the date hereof which adversely affects the London interbank market or the position of such Lender in the London interbank market, then, by written notice to the Borrower, such Lender may (i)declare that Eurodollar Loans will not thereafter be made by such Lender hereunder, whereupon any request by the Borrower for a Eurodollar Borrowing shall, as to such Lender only, be deemed a request for an ABR Loan unless such declaration shall be subsequently withdrawn; and (ii)require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below. In the event any Lender shall exercise its rights under clause (i) or (ii) of this paragraph (a), all payments and prepayments of principal which would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.



          (b) For purposes of this Section 2.16, a notice to the Borrower by any Lender pursuant to paragraph (a) above shall be effective, if lawful, and if any Eurodollar Loans shall then be outstanding, on the last day of the then-current Interest Period; and otherwise such notice shall be effective on the date of receipt by the Borrower.



     SECTION 2.17.PAYMENTS; NO SETOFF. (a) All payments received by the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents or any Lender for application to or on account of any of the Obligations, whether received as a deposit to the BBNA Concentration Account or as a payment made by the Borrower or any Guarantor or from the enforcement of the Liens or against any property of the Borrower or any Guarantor shall be applied in the order of priority set forth in Section 2.14(a) and shall be applied ratably to the payment of all outstanding Obligations. All payments by the Borrower or any Guarantor under this Agreement and under the Notes shall be
(i)net of any tax applicable to the Borrower or Guarantor and
(ii)made in Dollars in immediately available funds at the office of the Administrative Agent by 2:00 p.m., Boston time, on the date on which such payment shall be due. Interest in respect of any Loan hereunder shall accrue from and including the date of such Loan to but excluding the date on which such Loan is paid in full or converted to a Loan of a different Type.



          (b) All payments by the Borrower hereunder to or for the benefit of any Lender, the Issuing Bank, the Collateral
Agent or the Administrative Agent shall be made without setoff, counterclaim or other defense.



     SECTION 2.18.TAXES.



          (a) Any and all payments by the Borrower or any Guarantor hereunder and under the Notes shall be made free and clear of and without deduction or withholding for any and all current or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING taxes imposed on or measured by the net income or overall gross receipts (if the overall gross receipts are used in lieu of net income of the Administrative Agent, the Collateral Agent or any Lender (or any transferee or assignee thereof, including a participation holder (any such entity being called a "TRANSFEREE")) and franchise taxes imposed on the Administrative Agent, the Collateral Agent or any Lender (or Transferee), in each instance if and to the extent imposed by the jurisdiction under the laws of which the Administrative Agent, the Collateral Agent or any such Lender (or Transferee) is organized or any political subdivision thereof or by any other jurisdiction or by any political subdivision or taxing authority therein other than a jurisdiction in which the Administrative Agent, the Collateral Agent or such Lender would not be subject to tax but for the execution and performance of this Agreement and (ii)taxes, levies, imposts, deductions, charges or withholdings ("AMOUNTS") with respect to payments hereunder or under the Notes to a Lender (or Transferee) in accordance with laws in effect on the later of the date of this Agreement and the date such Lender (or Transferee) becomes a Lender (or Transferee, as the case may be), but not excluding, with respect to such Lender (or Transferee), any increase in such Amounts solely as a result of any change in such laws occurring after such later date or any Amounts that would not have been imposed but for actions (other than actions contemplated by this Agreement or the Notes) taken by the Borrower after such later date (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If the Borrower or any Guarantor shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to the Lenders (or any Transferee), the Collateral Agent or the Administrative Agent, (i)the sum payable shall be increased by the amount necessary so that after making all required deductions or withholding (including deductions or withholding applicable to additional sums payable under this
Section 2.18) such Lender (or Transferee), the Collateral Agent or the Administrative Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions or withholding been made, (ii)the Borrower shall make such deductions or withholding and (iii)the Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other Governmental Authority in accordance with applicable law.



          (b) In addition, the Borrower agrees to pay to the relevant Governmental Authority in accordance with applicable laws any current or future stamp or documentary taxes or any other excise or property taxes, charges, assessments or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "OTHER TAXES").



          (c) The Borrower will indemnify each Lender (or Transferee), the Collateral Agent and the Administrative Agent for the full amount of Taxes and Other Taxes paid by such Lender (or Transferee), the Collateral Agent or the Administrative Agent, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant taxing authority or other Governmental Authority. A certificate as to the amount of such payment or liability prepared by a Lender (or Transferee), the Collateral Agent or the Administrative Agent, as applicable, absent manifest error, shall be final, conclusive and binding for all purposes. Such indemnification shall be made within 30 days after the date any Lender (or Transferee), the Collateral Agent or the Administrative Agent, as the case may be, makes written demand therefor. If any Lender (or Transferee), the Collateral Agent or the Administrative Agent receives a refund in respect of any Taxes or Other Taxes as to which it has been indemnified by the Borrower pursuant to this
Section 2.18, it shall within 30 days after receipt of such refund, repay such refund to the Borrower (to the extent of amounts that have been paid by the Borrower under this Section
2.18 with respect to the Taxes or Other Taxes that give rise to such refund, net of all out-of-pocket expenses of such Lender (or Transferee), Agent or Administrative Agent and with any interest thereon that is received by the Lender (or Transferee), the Collateral Agent or the Administrative Agent as part of the refund; PROVIDED that the Borrower, upon the request of such Lender (or Transferee), the Collateral Agent or the Administrative Agent agrees to return such refund (plus penalties, interest or other charges) to such Lender (or Transferee), the Collateral Agent or the Administrative Agent in the event such Lender (or Transferee), the Collateral Agent or the Administrative Agent is required to repay such refund and such additions thereto to the relevant Governmental Authority. Nothing contained in this Section 2.18 shall require any Lender (or Transferee), the Collateral Agent or the Administrative Agent to make available any of its tax returns (or any other information relating to its taxes that it deems to be confidential).



          (d) Within 30 days after the date of any payment of Taxes or Other Taxes by the Borrower to the relevant
Governmental Authority, the Borrower will furnish to the Administrative Agent, at its address referred to on the signature pages hereof, the original or a certified copy of a receipt issued by the Governmental Authority evidencing payment thereof.



          (e) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.18 shall survive the payment in full of the principal of and interest on all Loans made hereunder.



          (f) Each Lender (or Transferee) that is organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (a "NON-U.S. LENDER") shall, if legally able to do so, deliver to the Borrower such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, including without limitation (A)in the case of a Non-U.S. Lender claiming exemption from United States Federal withholding tax under Code Section 871(h) or 881(c) with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto, together with a certificate representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code) or (B) Internal Revenue Service Form 4224 or any subsequent version thereof or successor thereto, establishing that such payment is not subject to United States Federal withholding tax under the Code because such payment is effectively connected with the conduct by such Lender (or Transferee) of a trade or business in the United States or (C)Internal Revenue Service Form 1001 or any subsequent version thereof or successor thereto, establishing that such payment is totally exempt from United States Federal withholding tax or subject to a reduced rate of such tax under a provision of an applicable tax treaty. Unless the Borrower and the Administrative Agent have received forms or other documents satisfactory to them indicating that such payments hereunder or under the Notes are not subject to United States Federal withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Borrower or the Administrative Agent shall withhold taxes from such payments at the applicable statutory rate. Such forms and certifications shall be delivered by each Non-U.S. Lender claiming an exemption from or reduction in applicable United States Federal withholding tax
(i) on or before the date it becomes a party to this Agreement or, in the case of a Transferee, on or before the date it becomes a Transferee, and (ii) promptly upon the obsolescence or invalidity of any form so delivered by such Non-U.S. Lender.



          (g) The Borrower shall not be required to pay any additional amounts to any Lender (or Transferee) in respect of United States Federal withholding tax pursuant to Section 2.18(a) if the obligation to pay such additional amounts would not have arisen but for a failure by such Lender (or Transferee) to comply with the provisions of Section 2.18(f).



          (h)  Any Lender (or Transferee) claiming any
additional amounts payable pursuant to this Section 2.18 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue and would not, in the sole reasonable determination of such Lender or Transferee, be otherwise materially disadvantageous to such Lender (or Transferee).



     SECTION 2.19.CERTAIN FEES.  The Borrower shall pay to the
Administrative Agent, for the account of the Administrative
Agent, the fees set forth in the Fee Letter as and when payment of such fees is due as therein set forth.



     SECTION 2.20.UNUSED COMMITMENT FEE. The Borrower shall pay to the Administrative Agent for the account of the Lenders, based upon their PRO RATA share of the Credit Extension, a commitment fee (the "COMMITMENT FEE") computed by applying 0.30% per annum (on the basis of actual days elapsed in a year of 360 days) to the average daily balance of the Unused Commitment for each day commencing on and including the Closing Date and ending on but excluding the Termination Date; PROVIDED that, after the first anniversary of the Closing Date, if the Borrower's Interest Coverage Ratio as measured at the end of any fiscal quarter is greater than or equal to 2.5:1, then the Commitment Fee during the following fiscal quarter shall be computed by applying 0.25% per annum (on the basis of actual days elapsed in a year of 360 days) to the average daily balance of the Unused Commitment for each day during such fiscal quarter. Except as otherwise provided herein, the Commitment Fee so accrued in any calendar month shall be payable on the first Business Day of the immediately succeeding calendar month, except that all Commitment Fees so accrued as of the Termination Date shall be payable on the Termination Date.



     SECTION 2.21.LETTER OF CREDIT FEES. The Borrower shall pay to the Administrative Agent for the account of the Lenders a letter of credit fee (the "LETTER OF CREDIT FEE") computed by applying 1.50% per annum (on the basis of actual days elapsed in a year of 360 days) to the average daily balance of the maximum amount that at any time is available for drawing or payment under any and all outstanding Letters of Credit; PROVIDED that, after the first anniversary of the Closing Date, if the Borrower's Interest Coverage Ratio as measured at the end of a fiscal quarter is greater than or equal to 2.5:1, then the Letter of Credit Fee for each Letter of Credit outstanding during the following fiscal quarter shall be computed by applying 1.25% per annum (on the basis of actual days elapsed in a year of 360 days) to the average daily balance of the maximum amount that at any time is available for drawing or payment under any and all such Outstanding Letters of Credit. The Letter of Credit Fee so accrued in any calendar month shall be payable on the first Business Day of the immediately succeeding calendar month, except that all Letter of Credit Fees so accrued as of the Termination Date shall be payable on the Termination Date.



     SECTION 2.22.NATURE OF FEES. All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for the respective accounts of the Administrative Agent, the Issuing Bank, the Collateral Agent and the Lenders, as provided herein and in the Fee Letter. Once paid, all fees shall be fully-earned and shall not be refundable under any circumstances.



     SECTION 2.23.SECURITY INTEREST IN COLLATERAL. To secure its Obligations under this Agreement and the other Loan Documents, the Borrower shall grant to the Collateral Agent, for its benefit and the ratable benefit of the Administrative Agent, the Issuing Bank and the Lenders, a first-priority security interest in all of the Collateral pursuant hereto and to the Security Documents.



     SECTION 2.24.RIGHT OF SET-OFF.



          (a) Subject to the provisions of Section 7.01, upon the occurrence and during the continuance of any Event of Default, the Administrative Agent, the Issuing Bank, the Collateral Agent, each Co-Agent and each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and each such Lender to or for the credit or the account of the Borrower or any Guarantor against any and all of the obligations of such Borrower or Guarantor now or hereafter existing under the Loan Documents, irrespective of whether or not such Lender shall have made any demand under any Loan Document and although such obligations may be unmatured. The rights of each Lender, the Issuing Bank, the Collateral Agent, each Co-Agent and the Administrative Agent under this Section are in addition to other rights and remedies which such Lender, the Issuing Bank, the Collateral Agent, such Co-Agent and the Administrative Agent may have upon the occurrence and during the continuance of any Event of Default.



          (b) The provisions of Section 2.24(a) shall not qualify or limit the provisions of Sections 2.13 and 2.14.



     SECTION 2.25.SECURITY INTEREST IN DEPOSIT ACCOUNTS. The Borrower and the Guarantors hereby assign and pledge to the Collateral Agent, for its benefit and for the ratable benefit of the Administrative Agent, the Issuing Bank, the Co-Agents and the Lenders, and hereby grant to the Collateral Agent, for its benefit and for the ratable benefit of the Administrative Agent, the Issuing Bank, the Co-Agents and the Lenders, a first priority security interest, senior to all other Liens, if any, in all of the Borrower's and the Guarantors' right, title and interest in and to the Cash Collateral Account, the BBNA Disbursement Accounts, the BBNA Concentration Account, any and all Blocked Accounts and all other deposit accounts, Permitted Investments and other cash equivalents of every type and description and any direct investment of the funds contained therein. The Collateral Agent (or the Administrative Agent, as agent for the Collateral Agent (as provided below)) shall have sole dominion and control over all such accounts. With respect to the Cash Collateral Accounts, the BBNA Disbursement Accounts, the BBNA Concentration Account and all such other deposit accounts maintained at BBNA, the Collateral Agent hereby appoints the Administrative Agent as its agent with respect thereto and the Administrative Agent agrees to hold such accounts on behalf of the Collateral Agent and for the benefit of the Collateral Agent, the Administrative Agent, the Issuing Bank, the Co-Agents and the Lenders.



     SECTION 2.26.PAYMENT OF OBLIGATIONS. Upon the maturity (whether by acceleration or otherwise) of any Loans, Letter of Credit reimbursement obligations or any other Obligations, the Lenders shall be entitled to immediate payment of such Loans, reimbursement obligations, liabilities and other Obligations.





               III.  REPRESENTATIONS AND WARRANTIES



     In order to induce the Lenders to make Loans and participate in Letters of Credit and the Issuing Bank to issue
Letters of Credit, the Borrower and each of the Guarantors jointly and severally represent and warrant as follows:



     SECTION 3.01.ORGANIZATION AND AUTHORITY.   Each of the
Borrower and the Guarantors (i) is a corporation duly organized and validly existing under the laws of the State of its incorporation and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the financial condition, operations, business, properties or assets of the Borrower and the Guarantors taken as a whole; (ii) has the requisite corporate power and authority to effect the transactions contemplated hereby, and by the other Loan Documents, and (iii) has all requisite corporate power and authority and the legal right to own, pledge, mortgage and operate its properties, and to conduct its business as now or currently proposed to be conducted. Schedule 3.01 lists all jurisdictions in which the Borrower and the Guarantors are qualified to do business as of the Closing Date.



     SECTION 3.02.DUE EXECUTION.   The execution, delivery and
performance by each of the Borrower and the Guarantors of each of the Loan Documents to which it is a party (i) are within the respective corporate powers of each of the Borrower and the Guarantors, have been duly authorized by all necessary corporate action, including the consent of shareholders where required, and do not (A) contravene the charter or by-laws of any of the Borrower or the Guarantors, (B) violate any law (including, without limitation, the Securities Exchange Act of 1934) or regulation (including, without limitation, Regulations G, T, U or X of the Board of Governors of the Federal Reserve System), or any order or decree of any court or governmental instrumentality, (C) conflict with or result in a breach of, or constitute a default under, any material indenture, mortgage or deed of trust or any material lease, agreement or other instrument binding on the Borrower or the Guarantors or any of their properties, or (D) result in or require the creation or imposition of any Lien upon any of the property of any of the Borrower or the Guarantors, other than the Liens granted pursuant to this Agreement; and do not require the consent, authorization by or approval of or notice to or filing or registration with any Governmental Authority or any other Person. This Agreement has been duly executed and delivered by each of the Borrower and the Guarantors. This Agreement is, and each of the other Loan Documents to which the Borrower and each of the Guarantors is or will be a party, when delivered hereunder or thereunder, will be, a legal, valid and binding obligation of the Borrower and each Guarantor, as the case may be, enforceable against the Borrower and the Guarantors, as the case may be, in accordance with its terms.



     SECTION 3.03.STATEMENTS MADE.   The statements, written or
oral, which have been made by the Borrower or any of the Guarantors to the Administrative Agent or to the Bankruptcy Court in connection with any Loan Document, and any financial statement delivered pursuant hereto or thereto (other than to the extent that any such statements constitute projections), taken as a whole and in light of the circumstances in which made, contain no untrue statement of a material fact and do not omit to state a material fact necessary to make such statements not misleading; and, to the extent that any such written statements constitute projections, such projections were prepared in good faith on the basis of assumptions, methods, data, tests and information believed by the Borrower or such Guarantor to be valid and accurate at the time such projections were furnished to the Lenders.



     SECTION 3.04.OWNERSHIP.   BAC is a wholly-owned Subsidiary
of BI. The Borrower is a wholly-owned Subsidiary of BAC. Each of the Guarantors listed on Schedule 3.04 (other than BI and BAC) is a wholly-owned Subsidiary of the Borrower, and the Borrower owns no other Subsidiaries, whether directly or indirectly, other than the Guarantors (other than BI and BAC). No Subsidiary of the Borrower, BI or BAC exists which is not a Guarantor (other than the Borrower).



     SECTION 3.05.FINANCIAL STATEMENTS AND BANKRUPTCY FILINGS.



          (a) The Borrower has furnished the Administrative Agent, the Issuing Bank, the Collateral Agent and the Lenders with copies of (i) the audited consolidated financial statement and schedules of BI for the most recently completed fiscal year for which such statements are available and (ii) the unaudited consolidated financial statement and schedules of BI for the most recently completed fiscal quarter for which such statements are available. Such financial statements present fairly the financial condition and results of operations of BI, the Borrower and the other Guarantors on a consolidated basis as of such dates and for such periods; such balance sheets and the notes thereto disclose all liabilities, direct or contingent, of BI, the Borrower and the other Guarantors as of the dates thereof required to be disclosed by GAAP and such financial statements were prepared in a manner consistent with GAAP, subject (in the case of such fiscal quarter statement) to normal year end adjustments. No material adverse change in the financial condition, operations, business, properties or assets of the Borrower and the Guarantors, taken as a whole, has occurred from that set forth in BI's consolidated financial statements referenced in this Section 3.05. All other financial information required to be delivered by the Borrower under this Agreement (including, without limitation, all information delivered to the Administrative Agent to determine the Borrower's compliance with Sections 4.01(t) and (u)) are accurate in all respects.



          (b) The Borrower has furnished to the Administrative Agent and its counsel copies of all pleadings, motions, applications, judicial information, financial information and other documents filed by or on behalf of the Borrower or any of the Guarantors with the Bankruptcy Court in the Cases or distributed by or on behalf of the Borrower or any of the Guarantors to any official committee appointed in the Cases or served upon the Borrower or any Guarantor in any of the Cases.



     SECTION 3.06.LIENS.   There are no Liens of any nature
whatsoever on any property of the Borrower or any Guarantor (including, without limitation, the Collateral) except, (i) Permitted Liens and (ii) Liens granted in favor of the Collateral Agent, for its benefit and the ratable benefit of the Lenders, the Administrative Agent, the Co-Agents and the Issuing Bank pursuant to the Loan Documents. Neither the Borrower nor the Guarantors are parties to any contract, agreement, lease or instrument the performance of which, either unconditionally or upon the happening of an event, will result in or require the creation of a Lien on any property of the Borrower or any Guarantor or otherwise result in a violation of this Agreement. The Liens granted by the Borrower in the Collateral pursuant to the Loan Documents are fully-perfected first-priority security interests, subject only to Permitted Liens.



     SECTION 3.07.COMPLIANCE WITH LAW.



          (a) The operations of the Borrower and each of the Guarantors are not in violation of any applicable federal, state or local environmental, health or safety statutes (including, without limitation, the Occupational Health and Safety Act), regulations, directions, ordinances, criteria or guidelines.



          (b) Neither the Borrower nor any of the Guarantors has received notice that any of the operations of the Borrower or any of the Guarantors is the subject of any judicial or administrative proceeding alleging the violation of any federal, state or local environmental, health or safety statute, regulation, direction, ordinance, criteria or guideline.



          (c) None of the operations of the Borrower or any of the Guarantors is the subject of any federal, state or local investigation involving allegations or potential allegations that the Borrower or any of the Guarantors disposed of any hazardous or toxic waste, substance or constituent or other pollutant, contaminant or substance (including, without limitation, petroleum) at any site that may require remedial action, or any federal, state or local investigation evaluating whether any remedial action is needed to respond to a release or threatened release of any hazardous or toxic waste, substance or constituent, or other pollutant, contaminant or substance (including, without limitation, petroleum) into the environment.



          (d) Neither the Borrower nor any of the Guarantors has filed any notice under any federal, state or local law indicating past or present treatment, storage or disposal of a hazardous waste or reporting a spill or release or threatened release of a hazardous or toxic waste, substance or constituent, or other pollutant, contaminant or substance (including, without limitation, petroleum) into the environment.



          (e) Neither the Borrower nor any of the Guarantors has any contingent liability of which any of them has knowledge or reasonably should have knowledge in connection with any release or threatened release of any hazardous or toxic waste, substance or constituent, or other pollutant, contaminant or substance (including, without limitation, petroleum) into the environment, nor has the Borrower or any of the Guarantors received any notice, letter or other indication of potential liability arising from the disposal of any hazardous or toxic waste, substance or constituent or other pollutant, contaminant or substance (including, without limitation, petroleum) into the environment which, in any such case referred to in this Section or in the aggregate, could have a material adverse effect on the financial condition, operations, business, properties or assets of the Borrower and the Guarantors taken as a whole.



     SECTION 3.08.INSURANCE.    All policies of insurance of any
kind or nature owned by or issued to the Borrower and the Guarantors, including, without limitation, policies of life, fire, theft, product liability, public liability, property damage, other casualty, employee fidelity, workers' compensation, employee health and welfare, title, property and liability insurance, are in full force and effect and are of a nature and provide such coverage as is sufficient and as is customarily carried by companies of the size and character of the Borrower and the Guarantors. All liability policies of the Borrower name the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders as additional insureds and all casualty policies name the Collateral Agent as loss payee.



     SECTION 3.09.THE CONFIRMATION ORDER.   On the date of the
making of the initial Loans or the issuance of the initial Letters of Credit hereunder, whichever first occurs, the Plan of Reorganization shall be effective and the Confirmation Order will have been entered and will not have been stayed, amended, vacated, reversed or rescinded and the Bankruptcy Court's retention of jurisdiction, if any, under the Confirmation Order shall not govern the enforcement of this Agreement and the other Loan Documents or any rights or remedies relating thereto after the Plan Effective Date. On the date of the making of any Loan or the issuance of any Letter of Credit, the Plan of Reorganization will be effective and the Confirmation Order will have been entered and will not have been amended, stayed, vacated or rescinded. Upon the maturity (whether by the acceleration or otherwise) of any of the Obligations of the Borrower and the Guarantors hereunder and under the other Loan Documents, the Lenders shall, subject to the provisions of
Section 7.01, be entitled to immediate payment of such obligations, and to enforce the remedies provided for hereunder and under the other Loan Documents.



     SECTION 3.10.USE OF PROCEEDS.   The proceeds of the Loans
shall be used, first, to repay in full all loans, letter of credit liabilities and other obligations outstanding under or in respect of the Existing Credit Facility and thereafter may be used to provide working capital for and to finance Inventory purchases by the Borrower and otherwise for general corporate purposes. [The Borrower will not use the proceeds of any Loans or any other property of the Borrower to make any intercompany or Affiliate advances other than those intercompany or Affiliate advances from the Borrower to its Subsidiaries, New Horizons of Bruckner, Inc., and New Horizons of Westbury,. Inc., acceptable to the Administrative Agent to be used for Real Property carrying costs of such Subsidiaries and not in excess of $(1,000,000) in the aggregate (it being understood that proceeds of the Loans used for ordinary-course operating expenses of the Bradlees stores located in Yonkers, New York, and North Attleboro, Massachusetts (so long as such stores remain open) shall be deemed to be a permitted use of proceeds hereunder).]



     SECTION 3.11.STORE LOCATIONS; BANK ACCOUNTS; INVENTORY.



          (a) Set forth on Schedule 3.11(a) hereto is a complete and accurate list of the names and addresses of all the retail stores, warehouses and distribution centers operated by the Borrower on the Closing Date, which are all locations where any Inventory of the Borrower is maintained.



          (b) Set forth on Schedule 3.11(b) hereto is a complete and accurate list of all bank accounts, money market accounts and other deposit or investment accounts for cash, cash equivalents or investments maintained by the Borrower or any Guarantor or in which the Borrower or any Guarantor has any interest.



          (c) No Guarantor owns any Inventory or operates any retail stores, warehouses or distribution centers. No Guarantor owns any other material assets other than as set forth on
Schedule 3.11(c) (which schedule also sets forth the Borrower's good faith estimate of the book value of such assets).



         (d) The assets of the Borrower (including, without limitation, the Inventory and the Receivables) are substantially in the amounts and of the quality previously represented to the Administrative Agent in the most recent Borrowing Base
Certificate delivered to the Administrative Agent.



     SECTION 3.12.LITIGATION AND CLAIMS.



          (a) There are no actions, suits or proceedings pending or, to the knowledge of the Borrower or the Guarantors, threatened against or affecting the Borrower or the Guarantors or any of its properties, including (without limitation) the Inventory, before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that is (i) not fully reserved for under the Plan of Reorganization and (ii) reasonably likely to be determined adversely to the Borrower or the Guarantors and, if so determined adversely to the Borrower or the Guarantors would have a material adverse effect on the financial condition, business, properties, operations or assets of the Borrower and the Guarantors, taken as a whole.



          (b) There are no pre-petition or administrative claims or Liens other than those contemplated by the Plan of Reorganization to survive the Plan Effective Date and consented to by the Administrative Agent.



     SECTION 3.13.MATERIAL ADVERSE CHANGE.   No event or series
of events have occurred since the date of the Borrower's financial statements reflecting the Plan of Reorganization that has or have materially and adversely affected (i) the assets, liabilities, business, operations, condition (financial or otherwise) or prospects of the Borrower or any Guarantor or (ii) the enforceability of the rights and remedies of the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders under the Loan Documents (including, without limitation, the Liens granted to the Collateral Agent, for its benefit and the benefit of the Administrative Agent, the Issuing Bank, the Co-Agents and the Lenders, under the Loan Documents), or (iii) the ability of the Borrower or the Guarantors to pay the Obligations when due and to perform their covenants and agreements under the Loan Documents.



     SECTION 3.14.PAYMENT OF OBLIGATIONS.   The Borrower and
each Guarantor have paid when due all rents under any unexpired leases to which the Borrower or any Guarantor is party as lessee and all other material liabilities incurred by the Borrower or any Guarantor (other than any such rents or liabilities the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or the Guarantor, as the case may be).



     SECTION 3.15. TAXES AND TAX RETURNS. The Borrower and each Guarantor have filed or caused to be filed all material tax returns which are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other material taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any such taxes, assessments, fees or other charges the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or the Guarantor, as the case may be).



     SECTION 3.16. FRANCHISES, LICENSES, PERMITS, LEASES, PATENTS, COPYRIGHTS, TRADEMARKS, AND TRADE NAMES. The Borrower and each of the Guarantors have obtained and hold in full force and effect, all franchises, licenses, leases, permits, certificates, authorizations, qualifications, easements, rights of way and other rights and approvals which are necessary or advisable for the operation of its businesses as presently conducted and as proposed to be conducted. Neither the Borrower nor any of the Guarantors is in violation of the terms of any such franchise, license, lease, permit, certificate, authorization, qualification, easement, right of way, right or approval. The Borrower possesses or has the legal right to use such assets, licenses, patents, patent applications, copyrights, service marks, trademarks and trade names as are necessary or advisable to continue to conduct its present and proposed business activities and such assets, licenses, patents, patent applications, copyrights, service marks, trademarks and trade names are valid and in full force and effect.



     SECTION 3.17. LABOR MATTERS.



          (a) There are no controversies pending or, to the best of the Borrower's knowledge after diligent inquiry, threatened between the Borrower or any of the Guarantors, on the one hand, and any of their respective employees, on the other hand, which could have a material adverse effect on the financial condition, operations, business, properties or assets of the Borrower and the Guarantors taken as a whole.



          (b) Neither the Borrower nor any of the Guarantors is engaged in any unfair labor practice. There is (i)no unfair labor practice complaint pending against the Borrower or any of the Guarantors or, to the best knowledge of the Borrower, threatened against any of them, before the National Labor Relations Board, and no grievance or significant arbitration proceeding arising out of or under collective bargaining agreements is so pending against the Borrower or any of the Guarantors or, to the best knowledge of the Borrower, threatened against any of them, (ii)no strike, labor dispute, slowdown or stoppage pending against either of the Borrower or any of the Guarantors or, to the best knowledge of the Borrower, threatened against any of them and (iii)no union representation question with respect to the employees of the Borrower or any Guarantors and no union organizing activities.



     SECTION 3.18.ERISA. None of the Borrower, any Guarantor or any ERISA Affiliate maintains or contributes to any Plan other than those listed on Schedule3.18. Each Plan has been and is being maintained and funded in accordance with its terms and in compliance with all provisions of ERISA and the Code applicable thereto. The Borrower, each of the Guarantors and each ERISA Affiliate have fulfilled all obligations related to the minimum funding standards of ERISA and the Code for each Plan, are in compliance with the currently applicable provisions of ERISA and of the Code and have not incurred any liability (other than routine liability for premiums) under Title IV of ERISA. No Termination Event has occurred nor has any other event occurred that may result in a Termination Event. No event or events have occurred in connection with which the Borrower, any of the Subsidiaries, any ERISA Affiliate, any fiduciary of a Plan or any Plan, directly or indirectly, could be subject to any liability, individually or in the aggregate, under ERISA, the Code or any other requirement of law or under any agreement, instrument, statute, rule of law or regulation pursuant to or under which any such entity has agreed to indemnify or is required to indemnify any person against liability incurred under, or for a violation or failure to satisfy the requirements of, any such statute, regulation or order. The Borrower has delivered or caused to be delivered to the Administrative Agent:
 (i)a copy of each Plan (or, where any such plan is not in writing, a complete description thereof) (and, if applicable, related trust agreements or other funding instruments) and all amendments thereto, all written interpretations thereof and written descriptions thereof that have been distributed to employees or former employees of the Borrower or the Guarantors;
(ii)the most recent determination letter issued by the Internal Revenue Service with respect to each Plan; (iii)for the three most recent plan years, Annual Reports on Form 5500 Series required to be filed with any governmental agency for each Plan;
(iv)all actuarial reports prepared for the last three plan years for each Plan; (v)a listing of all Multiemployer Plans, with the aggregate amount of the most recent annual contributions required to be made by the Borrower or any ERISA Affiliate to each such plan and copies of the collective bargaining agreements requiring such contributions; (vi)any information that has been provided to the Borrower or any ERISA Affiliate regarding withdrawal liability under any Multiemployer Plan; and
(vii)the aggregate amount of the most recent annual payments made to former employees of the Borrower or any ERISA Affiliate under any retiree health Plan.



     SECTION 3.19.ACCOUNTS RECEIVABLE FINANCING. Neither the Borrower nor any of the Guarantors is party to any accounts receivable financing arrangements whereby sales of Inventory are conducted through the use of an in-store credit card or through the use of a credit card offered by a third party lender (it being understood that the acceptance by the Borrower of credit cards issued by Visa, Mastercard or similar processors that does not entail an extension of credit by the Borrower to its own customers (and is non-recourse to the Borrower (other than, with respect to accounts financed under the Purchase and Service Agreement, to the limited extent set forth therein)) shall not be deemed to constitute such an accounts receivable financing arrangement, even if the Borrower's name or imprint appears on such Visa, Mastercard or similar credit cards).



     SECTION 3.20.INVESTMENT COMPANY; HOLDING COMPANY. Neither the Borrower nor any of the Guarantors is (i)an investment company or a company controlled by an investment company within the meaning of the Investment Company Act of 1940, as amended,
(ii)a holding company or a Subsidiary company of a holding company, or an Affiliate of a holding company or of a Subsidiary company of a holding company, within the meaning of the Public Utility Holding Company Act of 1935, as amended, or (iii)subject to any other law which purports to regulate or restrict its ability to borrow money or to consummate the transactions contemplated by this Agreement or the other Loan Documents or to perform its obligations hereunder or thereunder.



                     IV.  CONDITIONS OF LENDING



     SECTION 4.01.CONDITIONS PRECEDENT TO INITIAL LOANS AND INITIAL LETTERS OF CREDIT. The obligation of the Lenders to make the initial Loans or the Issuing Bank to issue the initial Letter of Credit, whichever may occur first, is subject to the following conditions precedent:



          (a) SUPPORTING DOCUMENTS. The Administrative Agent shall have received for each of the Borrower and the Guarantors:



               (i)  a copy of such entity's certificate of
incorporation, as amended, certified as of a recent date by the Secretary of State of the state of its incorporation or a senior officer of such entity;



               (ii) a certificate of such Secretary of State, dated as of a recent date, as to the good standing of that entity and as to the charter documents on file in the office of such Secretary of State;



               (iii)  a certificate of the Secretary or an
Assistant Secretary of that entity dated the date of the initial Loans or the initial Letter of Credit hereunder, whichever first occurs, and certifying (A)that attached thereto is a true and complete copy of the by-laws of that entity as in effect on the date of such certification, (B)that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of that entity authorizing the Borrowings and Letter of Credit extensions hereunder, the execution, delivery and performance in accordance with their respective terms of this Agreement, the Notes to be executed by it, the Loan Documents and any other documents required or contemplated hereunder or thereunder and the granting of the security interest in the Cash Collateral Account contemplated hereby, (C) that the certificate of incorporation of that entity has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (i) above, and (D)as to the incumbency and specimen signature of each officer of that entity executing this Agreement, the Notes to be executed by it and the Loan Documents or any other document delivered by it in connection herewith or therewith (such certificate to contain a certification by another officer of that entity as to the incumbency and signature of the officer signing the certificate referred to in this clause (iii)).



          (b) NOTES. On or before the date of the initial Loans or the issuance of the initial Letter of Credit hereunder, whichever first occurs, the Administrative Agent shall have received Notes executed on behalf of the Borrower, dated the Closing Date, payable to the order of each of the Lenders, in the form of Exhibit B1, in an amount equal to such Lender's Commitment and in the form of ExhibitB2 in an amount equal to $15,000,000 to be delivered to the Administrative Agent for the Agent Advances.



          (c) THE PLAN OF REORGANIZATION. The Plan of Reorganization shall be reasonably satisfactory to the Requisite Lenders and shall provide, among other things, that all claims of the creditors (including trade creditors) of the Borrower and the Guarantors which arose, or are deemed to have arisen, prior to the Filing Date shall be converted into Equity Interests of the Borrower. The terms of all Equity Interests (including, without limitation, all preferred stock issued or to be issued (if any) by the Borrower related to the Plan of Reorganization) and indebtedness of the Borrower and the Guarantors to be outstanding after giving effect to the Plan of Reorganization shall be reasonably satisfactory in all respects to the Administrative Agent, PROVIDED, that any pre-petition tax claims may be paid subsequent to the Plan Effective Date pursuant to a payment plan (the "TAX PAYMENT PLAN") that is reasonably satisfactory to the Administrative Agent.



          (d) THE CONFIRMATION ORDER. At the time of the making of the initial Loans or at the time of the issuance of the initial Letter of Credit, whichever first occurs, the Administrative Agent, the Issuing Bank, the Collateral Agent and the Lenders shall have received a certified copy of the Confirmation Order in the form attached hereto as Exhibit C and the Confirmation Order shall be reasonably satisfactory to the Requisite Lenders. The Confirmation Order shall not have been reversed, modified or amended and shall not be stayed or subject to a motion to stay and, unless otherwise agreed by the Administrative Agent, all appeal periods relating to the Confirmation Order shall have expired, and no appeals from the Confirmation Order shall be outstanding. Except as consented to by the Administrative Agent, the Bankruptcy Court's retention of jurisdiction under the Confirmation Order shall not govern the enforcement of this Agreement and the other Loan Documents or any rights or remedies relating thereto after the Plan Effective Date,



         (e) PLAN EFFECTIVE DATE. All conditions precedent to the confirmation of the Plan of Reorganization and to the "effective date" (or such similar term) of the Plan of Reorganization (the "PLAN EFFECTIVE DATE") shall have been met (or the waiver thereof shall have been consented to by the Administrative Agent) and the Plan Effective Date and substantial consummation of the Plan of Reorganization shall have occurred or shall be scheduled to occur but for the making of the initial Loan hereunder.



          (f) SECURITY AGREEMENT. The Borrower shall have duly executed and delivered to the Collateral Agent a Security
Agreement in substantially the form of Exhibit E (the "SECURITY
AGREEMENT").



          (g) PLEDGE AGREEMENT. The Borrower shall have duly executed and delivered to the Collateral Agent a Pledge
Agreement in substantially the form of Exhibit E (the "PLEDGE
AGREEMENT").



          (h) TRADEMARK SECURITY AGREEMENT. The Borrower shall have duly executed and delivered to the Collateral Agent a Security Agreement and Mortgage - Trademarks in substantially the form of Exhibit E (the "TRADEMARK SECURITY AGREEMENT").



          (i) BUSINESS PLAN. The Borrower shall have delivered to the Administrative Agent at least sixty (60) days prior to the Plan Effective Date the Business Plan in form and substance satisfactory to the Administrative Agent.



          (j) OPINIONS OF COUNSEL TO THE BORROWER. The Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders shall have received the favorable written opinion of Dewey Ballantine, counsel to the Borrower and the Guarantors, and of such other counsel as is acceptable to the Administrative Agent, in each case dated the date of the initial Loans or the issuance of the initial Letter of Credit, whichever first occurs, substantially in the forms attached as ExhibitD.



          (k) PAYMENT OF FEES. Concurrent with the initial Borrowing, the Borrower shall have paid to the Administrative Agent, the Issuing Bank, the Collateral Agent and the Lenders the then unpaid balance of all accrued and unpaid Fees owed under and pursuant to this Agreement and the Fee Letter referred to in Section 2.19.



          (l) CORPORATE AND JUDICIAL PROCEEDINGS. All corporate and judicial proceedings and all instruments and agreements in connection with the transactions among the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate and judicial proceedings, which the Administrative Agent may have reasonably requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate, governmental or judicial authorities.



          (m) LIEN SEARCHES. On or before the Closing Date, the Administrative Agent shall have received the results of UCC-1 and other Lien searches conducted in State and county levels in jurisdictions in which the Borrower and the Guarantors conduct business and in the United States Patent and Trademark Office, which searches shall reflect the absence of Liens on the assets (including Inventory and Receivables) of the Borrower and the Guarantors, other than (i) Permitted Liens or Liens for which duly-completed and executed termination statements and releases reasonably satisfactory to the Administrative Agent have been tendered prior to or concurrently with the initial Credit Extension and (ii) Permitted Liens or Liens which have been duly terminated no later than the Closing Date by an order of the Bankruptcy Court in form and substance reasonably satisfactory to the Administrative Agent.



          (n) FILINGS. All filings and other actions required to create and perfect a first priority security interest in favor of the Collateral Agent, for its benefit and the ratable benefit of the Administrative Agent, the Issuing Bank, the Co-Agents and the Lenders, on all Collateral owned or to be owned by the Borrower shall have been duly made or taken.



          (o) ENVIRONMENTAL COMPLIANCE. The Borrower and the Guarantors shall have granted the Administrative Agent access to and the right to inspect all reports, audits and other internal information of the Borrower and the Guarantors relating to environmental matters, and any third party verification of certain matters relating to compliance with environmental laws and regulations requested by the Administrative Agent, and the Administrative Agent shall be satisfied that the Borrower and the Guarantors are in compliance in all material respects with all applicable environmental laws and regulations and be satisfied with the costs of maintaining such compliance.



          (p) ACCOUNTS RECEIVABLE FINANCING. Neither the Borrower nor any of the Guarantors shall be party to any accounts receivable financing arrangements whereby sales of Inventory are conducted through the use of an in-store credit card or through the use of a credit card offered by a third party lender (it being understood that the acceptance by the Borrower of credit cards issued by Visa, Mastercard or similar processors that does not entail an extension of credit by the Borrower to its own customers (and is non-recourse to the Borrower (other than, with respect to accounts financed under the Purchase and Service Agreement, to the limited extent set forth therein)) shall not be deemed to constitute such an accounts receivable financing arrangement, even if the Borrower's name or imprint appears on such Visa, Mastercard or similar credit cards).



          (q) CASH MANAGEMENT SYSTEM. The cash management system required to be maintained as of the date hereof pursuant to Sections 2.13 and 2.14 shall be in place in all material respects, as determined by the Administrative Agent in its sole and absolute discretion.



          (r) EXISTING CREDIT FACILITY. There shall exist no defaults, events of defaults or prospective defaults (based on projections provided by the Borrower) under the Existing Credit Facility and all principal, interest, fees, and any other obligations under the Existing Facility shall have been, or on the Closing Date will be, paid in full.



          (s)  ACCOUNTS PAYABLE.  All undisputed Accounts
Payable outstanding at the time of the Closing Date shall be reasonably paid to date within the terms of the applicable
Accounts Payable, as agreed to by the Borrower.



          (t) EBITDA. The Borrower's EBITDA (after cash restructuring costs (but excluding cash restructuring costs incurred in fiscal year 1997 up to an aggregate of $6,500,000)) for the 12-month period ending on the Closing Date shall not be less than that specified below opposite the applicable period:



          Period During Which Closing Date Occurs   EBITDA

          ---------------------------------------   ------



          on or prior to August 1998              $20,000,000

          September 1998 to November 1998         $25,000,000

          December 1998 and thereafter            $30,000,000



          (u) EXCESS AVAILABILITY UNDER EXISTING CREDIT FACILITY. As measured on the Closing Date, the amount available to be borrowed by the Borrower under the Existing Credit Facility using the borrowing base under the Existing Credit Facility (after giving effect to the repayment of all amounts outstanding under the Existing Credit Facility, all present and future payments contemplated under the Tax Payment Plan and all payments required under the Plan of Reorganization (other than payments to be made with the Escrow Proceeds)) shall not be less than the amount specified opposite the Borrower's fiscal month in which the Closing Date is to take place.



          Fiscal                           Required Excess

          Month                              Availability

       ------------                        ----------------



          February                           $42,000,000

          March	                              $53,000,000

          April	                              $39,000,000

          May                                $40,000,000

          June                               $25,000,000

          July                               $25,000,000

          August                             $36,000,000

          September                          $37,000,000

          October                            $35,000,000

          November                           $35,000,000

          December                           $38,000,000

          January                            $37,000,000



          (v) CONSENTS AND APPROVALS. The Administrative Agent shall be satisfied in its sole discretion that all insurance, Blocked Account Agreements, Payment Direction Agreements and other consents and approvals required or necessary hereunder have been received and are in full force and effect.



          (w) OTHER INFORMATION. On or before the Closing Date, the Administrative Agent shall have received an inventory analysis conducted by an inventory liquidation analysis firm retained by the Collateral Agent and a follow up review of the Borrower's books and records conducted by a commercial financial audit firm retained by the Collateral Agent and such other information (financial or otherwise) as it may have reasonably requested.



          (x) NO MATERIAL ADVERSE CHANGE. No event or series of events shall have occurred at any time after November 2, 1997, which the Required Lenders in good faith determine to constitute a material adverse change in (i)the assets, liabilities, business, operations, condition (financial or otherwise) or prospects of the Borrower or any Guarantor, or
(ii)the enforceability of the Liens, rights and remedies of the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders under the Loan Documents, (iii)the ability of the Borrower or the Guarantors to pay the Obligations when due and to perform their covenants and agreements under the Loan Documents, or (iv)the value of the assets of the Borrower and the Guarantors.



          (y) INSURANCE. The Collateral Agent shall be reasonably satisfied with the public liability insurance, third party property damage insurance and casualty insurance required to be maintained by the Borrower pursuant to Section 5.03 of this Agreement and the Borrower shall have delivered to the Collateral Agent all documentation required in connection with such insurance.



          (z) COLLATERAL ACCESS AGREEMENTS. The Administrative Agent shall be satisfied in its sole discretion that the Borrower shall have used its best efforts to obtain and deliver to the Collateral Agent Collateral Access Agreements duly-executed by the Borrower and each of the landlords of (i) the Borrower's warehouses located in Braintree, Massachusetts and Edison, New Jersey and (ii) any inventory location for which the landlord of such location is entitled under applicable law to a statutory lien for unpaid rent (as determined by the Collateral Agent).



          (aa) LITIGATION. As of the Plan Effective Date, the Administrative Agent shall be reasonably satisfied that no litigation commenced or threatened against the Borrower and its Affiliates could have a material adverse effect on the Borrower's or any Guarantor's financial condition, operations, assets or ability to repay the Loans and other Obligations under this Agreement and the other Loan Documents;



          (bb) OTHER CLOSING DOCUMENTS. The Administrative Agent shall have received all other documents, certificates and instruments required to be delivered to it pursuant to this Agreement and on the Closing Documents List (including, without limitation, executed copies of this Agreement, all other Loan Documents and a Borrowing Base Certificate) and such documents shall be satisfactory in form and substance to the Administrative Agent.



          (cc) OTHER FINANCIAL REQUIREMENTS. The financial condition, capital structure, liabilities and financial projections, including, without limitation, cash flow, of the Borrower shall be reasonably satisfactory to the Administrative
Agent in all respects.



          (dd) CLOSING DATE. The initial Credit Extension hereunder shall occur no later than one (1) Business Day after the Plan Effective Date.



     SECTION 4.02.CONDITIONS PRECEDENT TO EACH LOAN AND EACH LETTER OF CREDIT. The obligation of the Lenders to make each Loan and of the Issuing Bank to issue each Letter of Credit, including the initial Loan and the initial Letter of Credit, is subject to the following conditions precedent:



          (a) NOTICE. The Administrative Agent shall have received a notice with respect to such borrowing or issuance, as the case may be, as required by Article II.



          (b)  REPRESENTATIONS AND WARRANTIES.  All
representations and warranties contained in this Agreement and the other Loan Documents or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects on and as of the date of each Borrowing or the issuance of each Letter of Credit hereunder with the same effect as if made on and as of such date, other than representations and warranties that relate solely to an earlier date.



          (c) NO DEFAULT. On the date of each Borrowing hereunder and the issuance of each Letter of Credit, the Borrower and Guarantors shall be in compliance with all of the terms and provisions set forth herein to be observed or performed and no Default or Event of Default shall have occurred and be continuing.



          (d) BORROWING BASE CERTIFICATE. The Administrative Agent shall have received the timely delivery of the most recently required Borrowing Base Certificate within three (3) Business Days following the end of each business week (ending on the Saturday of such week), with each such Borrowing Base Certificate including schedules as required by the Collateral Agent.



          (e) PAYMENT OF FEES. The Borrower shall have paid to the Administrative Agent the then unpaid balance of all accrued and unpaid Fees then payable under and pursuant to this Agreement and the Fee Letter.



The request by the Borrower for, and the acceptance by the Borrower of, each extension of credit hereunder shall be deemed to be a representation and warranty by the Borrower that the conditions specified in this Section 4.02 have been satisfied at that time and that after giving effect to such extension of credit the Borrower shall continue to be in compliance with the Borrowing Base.





                    V.  AFFIRMATIVE COVENANTS



          From the date hereof and for so long as any Commitment shall be in effect or any Loan, Letter of Credit or other Obligation shall remain outstanding (unless such Letter of Credit is fully collateralized to the satisfaction of the Administrative Agent), the Borrower and each of the Guarantors agree that, unless the Required Lenders shall otherwise consent in writing, the Borrower and each Guarantor will:



     SECTION 5.01.FINANCIAL STATEMENTS, REPORTS, ETC. In the case of the Borrower and the Guarantors, (i) deliver to the Administrative Agent, the Issuing Bank, the Collateral Agent and each of the Lenders:



          (a) Within 90 days after the end of each fiscal year of BI, BI's consolidated and the Borrower's consolidated balance sheet and related statement of income and cash flows, showing the financial condition of BI, the Borrower and the Guarantors on a consolidated basis and the Borrower on a consolidated basis as of the close of such fiscal year and the results of their respective operations during such year, to be audited by Arthur Andersen or other independent public accountants of recognized national standing acceptable to the Required Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) and to be certified by a Financial Officer of the Borrower to the effect that such consolidated financial statements fairly present the financial condition and results of operations of BI, the Borrower and the Guarantors on a consolidated basis and the Borrower on a consolidated in accordance with GAAP consistently applied;



          (b)  Within 45 days after the end of the first three
fiscal quarters of BI (commencing with the fiscal quarter ending
on or about           , 199 ) and within 60 days after the end of

            ----------     -

the fourth fiscal quarter of each fiscal year of BI, BI's consolidated and the Borrower's consolidated balance sheets and related statements of income and cash flows, showing the financial condition of BI, the Borrower, and the Guarantors on a consolidated basis and the Borrower on a consolidated basis as of the close of such fiscal quarter and the results of their respective operations during such fiscal quarter and the then elapsed portion of the fiscal year, each certified by a Financial Officer as fairly presenting the financial condition and results of operations of BI, the Borrower and the Guarantors on a consolidated basis and the Borrower on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments;



          (c) Concurrently with any delivery of financial statements under (a) or (b) above, a certificate of the accounting firm or a Financial Officer, as the case may be, opining on or certifying such statements (i) certifying that no Default or Event of Default has occurred, or, if such a Default or Event of Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the provisions of Sections 6.04, 6.05, 6.06 and 6.07 hereof;



          (d) Within 30 days of the end of each fiscal month of BI (commencing with the fiscal month ending on or about
            , 199 ) (or 45 days with respect to the fiscal month

-----------     -

ending at the end of each fiscal quarter of BI), the unaudited monthly income statement, balance sheet and cash flow report of BI, the Borrower and the Guarantors on a consolidated basis and the Borrower on a consolidated basis as of the close of such fiscal month and the results of their respective operations during such fiscal period and the then elapsed portion of the fiscal year (and such other cash flow reports and operating statements as the Administrative Agent, the Issuing Bank, the Collateral Agent or any Lender may reasonably request), all certified by a Financial Officer as fairly presenting the results of operations of BI, the Borrower and the Guarantors on a consolidated basis and the Borrower on a consolidated basis, subject to normal year-end audit adjustments;



          (e)  To the extent not otherwise required under this
Section 5.01, those additional reports listed on Schedule
5.01(e) hereto;



          (f)  Promptly after the same become publicly
available, copies of all periodic and other reports, proxy statements and other materials filed by it with the Securities and Exchange Commission, or any governmental authority succeeding to any of or all the functions of said commission, or with any national securities exchange, as the case may be;



          (g) As soon as available and in any event (A) within 30 days after the Borrower or any of its ERISA Affiliates knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Single Employer Plan of the Borrower or such ERISA Affiliate has occurred and (B) within 10 days after the Borrower or any of its ERISA Affiliates knows or has reason to know that any other Termination Event with respect to any such Plan has occurred, a statement of a Financial Officer describing such Termination Event and the action, if any, which the Borrower or such ERISA Affiliate proposes to take with respect thereto;



          (h) Promptly and in any event within 10 days after receipt thereof by the Borrower or any of its ERISA Affiliates from the PBGC copies of each notice received by the Borrower or any such ERISA Affiliate of the PBGC's intention to terminate any Single Employer Plan of the Borrower or such ERISA Affiliate or to have a trustee appointed to administer any such Plan;



          (i) Promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Single Employer Plan of the Borrower or any of its ERISA Affiliates;



          (j) Within 10 days after notice is given or required to be given to the PBGC under Section 302(f)(4)(A) of ERISA of the failure of the Borrower or any of its ERISA Affiliates to make timely payments to a Plan, a copy of any such notice filed and a statement of a Financial Officer of the Borrower setting forth (A) sufficient information necessary to determine the amount of the lien under Section 302(f)(3), (B) the reason for the failure to make the required payments and (C) the action, if any, which the Borrower or any of its ERISA Affiliates proposed to take with respect thereto;



          (k) Promptly and in any event within 10 days after receipt thereof by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor, a copy of each notice received by the Borrower or any ERISA Affiliate concerning (A) the imposition of Withdrawal Liability by a Multiemployer Plan, (B) the determination that a Multiemployer Plan is, or is expected to be, in reorganization within the meaning of Title IV of ERISA, (C) the termination of a Multiemployer Plan within the meaning of Title IV of ERISA, or (D) the amount of liability incurred, or which may be incurred, by the Borrower or any ERISA Affiliate in connection with any event described in clause (A),
(B) or (C) above; and



          (l)  Promptly, from time to time, such other
information regarding the operations, business affairs and financial condition of the Borrower or any Guarantor, or compliance with the terms of any material loan or financing agreements as the Administrative Agent, the Issuing Bank, the Collateral Agent or any Lender may reasonably request.



     (ii) Furnish to the Administrative Agent and its counsel promptly after the same is available, copies of all pleadings, motions, applications, judicial information, financial information and other documents filed by or on behalf of the Borrower or any of the Guarantors with the Bankruptcy Court or any other court of competent jurisdiction.



     SECTION 5.02.CORPORATE EXISTENCE.   Do or cause to be done
and cause each of the Guarantors to do or cause to be done all things necessary to preserve, renew and keep in full force and effect its corporate existence, material rights, licenses, permits and franchises and comply in all material respects with all laws and regulations applicable to it; PROVIDED that nothing in this Section 5.02 shall prohibit any Guarantor from being merged into the Borrower in accordance with Section 6.02 of this Agreement.



     SECTION 5.03.INSURANCE.



          (a) Keep its insurable properties (including, without limitation, the Collateral) insured at all times, against such casualty risks, including fire and other risks insured against by extended coverage, as is customary with companies of the same or similar size in the same or similar businesses in amounts and coverages reasonably satisfactory to the Collateral Agent in its sole discretion. Such casualty insurance policies shall name the Collateral Agent as loss payee and shall contain such other provisions as the Collateral Agent may reasonably require to fully protect the Collateral Agent's interest in the Collateral and to any payments to be made under such policies in excess of $25,000 per occurrence. The Borrower shall diligently file and prosecute its claim or claims for any award or payment in connection with any casualty loss and the Borrower shall deposit in the BBNA Concentration Account, promptly upon receipt thereof, any and all insurance proceeds and payments by the Borrower on account of any such casualty loss. After the occurrence and during the continuance of an Event of Default,
(i)no settlement on account of any such casualty loss shall be made without the consent of the Lenders and (ii)the Collateral Agent may participate in any such proceedings and the Borrower shall deliver to the Collateral Agent such documents as may be requested by the Collateral Agent to permit such participation and shall consult with the Collateral Agent, its attorneys and agents in the making and prosecution of such claim or claims. The Borrower hereby irrevocably authorizes and appoints the Collateral Agent its attorney-in-fact, after the occurrence and during the continuance of an Event of Default, to collect and receive any such award or payment and to file and prosecute such claim or claims, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest, and the Borrower shall, upon demand of the Collateral Agent, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to the Collateral Agent for the benefit of the Lenders, free and clear of any encumbrances of any kind or nature whatsoever.



          (b) Maintain in full force and effect public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by the Borrower or any Subsidiary, as the case may be, in such amounts and with such deductibles as are customary with companies of the same or similar size in the same or similar businesses and in the same geographic area in amounts and coverages reasonably satisfactory to the Collateral Agent in its sole discretion.



          (c) Maintain such other insurance as may be required by law.



          (d)  Maintain the Administrative Agent, the Issuing
Bank, the Collateral Agent, the Co-Agents, BSI and the Lenders as additional insureds on all liability policies of the Borrower and the Guarantors.



     SECTION 5.04.OBLIGATIONS AND TAXES.   With respect to the
Borrower and each Guarantor, pay all its material obligations in accordance with their terms and pay and discharge promptly all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become in default, as well as all material lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a Lien or charge upon such properties or any part thereof; PROVIDED, HOWEVER, that the Borrower and each Guarantor shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings (if the Borrower and the Guarantors shall have set aside on their books adequate reserves therefor).



     SECTION 5.05.NOTICE OF EVENT OF DEFAULT, ETC. Promptly give to the Administrative Agent, the Issuing Bank, the Collateral Agent and each Lender notice in writing of any Default or Event of Default or any threatened or pending litigation that could reasonably be expected to have a material adverse effect on the Borrower if adversely determined.



      SECTION 5.06.BORROWING BASE CERTIFICATE.   Furnish to the
Administrative Agent as soon as available and in any event on or before Thursday of each week a Borrowing Base Certificate for the week ending on the immediately preceding Saturday, substantially in the form of Exhibit A-1 or A-2, as the case may be.



     SECTION 5.07.ACCESS TO BOOKS AND RECORDS; INSPECTIONS.



          (a) Maintain or cause to be maintained at all times true and complete books and records of the financial operations of the Borrower and the Guarantors.



          (b) Provide the Administrative Agent, the Issuing Bank, the Collateral Agent, the Lenders and their representatives access to all such books and records (to the extent not covered by a legal privilege and if any such materials are so privileged, subject to the Administrative Agent's ability to discuss with the Borrower, the Guarantors and their professional advisors the matters contained in such privileged materials and otherwise be satisfied with respect thereto, as determined by the Administrative Agent) during regular business hours, in order that they may examine and make abstracts or copies from such books, accounts, records and other papers (including, but not limited to, pertaining to Inventory and Receivables included in the Borrowing Base) for the purpose of verifying the accuracy of any information delivered by the Borrower or the Guarantors to the Administrative Agent, the Issuing Bank, the Collateral Agent or the Lenders pursuant to this Agreement or for any other purpose reasonably related to this Agreement.



          (c) At any reasonable time and from time to time during regular business hours, permit the Administrative Agent, the Issuing Bank, the Collateral Agent, either Co-Agent, any Lender or any representatives of the Administrative Agent, the Issuing Bank, the Collateral Agent, either Co-Agent or any such Lender (including, without limitation, examiners, appraisers and consultants) thereof to visit and/or inspect the properties and assets (whether owned, leased or rented), systems and procedures (including those relating to cash management) of the Borrower and the Guarantors, to conduct Collateral examinations and verify the components of the Borrowing Base and to discuss the assets, liabilities, business, operations, systems, procedures, conditions or prospects of the Borrower or any Guarantor with its directors, officers, employees, advisors and consultants.



          (d) Permit the Administrative Agent, the Issuing Bank, the Collateral Agent, any Lender or any representatives thereof to discuss directly with the Borrower's independent certified public accountants the business, financial condition and other affairs of the Borrower.



     SECTION 5.08.FEES. In addition to the other Fees and expenses due hereunder, pay on demand all reasonable fees and expenses of any consultants, appraisers and advisors retained by either of the Agents in connection herewith or any other Loan Document.



     SECTION 5.09.PROJECTIONS; BUSINESS PLAN. As soon as practicable, but in no event later than 60 days prior to each fiscal year end, furnish to the Administrative Agent the Borrower's preliminary business plan and financial projections for the 12-month fiscal period ending on or about January 31 in the next succeeding year (with the corresponding final business plan to follow within 30 days after the end of such fiscal year), in each case in form and substance satisfactory to the Administrative Agent, and make a Financial Officer available to meet and discuss the same with the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders. At any time that the Borrower believes the assumptions, assertions or other information set forth in the Business Plan are no longer accurate or are outdated, as soon as practicable thereafter, the Borrower shall deliver a revised business plan for the remainder of such 12-month fiscal period.



     SECTION 5.10.ERISA. The Borrower shall establish, maintain and operate all Plans to comply in all material respects with the provisions of ERISA, the Code, and all other requirements of Law, other than to the extent that the Borrower is in good faith contesting by appropriate proceedings and with adequate reserves the validity or application of any such provision, law, rule, regulation or interpretation.



     SECTION 5.11.ENVIRONMENTAL AND OTHER MATTERS. The Borrower and its Guarantors will conduct their businesses so as to comply in all material respects with all applicable federal, state and local laws, regulations, directions, ordinances, criteria and guidelines, including, without limitation, environmental, land use, occupational safety and health laws, regulations, directions, ordinances, criteria, guidelines, requirements and permits in all jurisdictions in which any of them is or may at any time be doing business, except to the extent that the Borrower or any of the Guarantors are contesting, in good faith by appropriate legal proceedings, any such law, regulation, direction, ordinance, criteria, guideline or interpretation thereof or application thereof; PROVIDED, FURTHER, that the Borrower and each of the Guarantors shall comply with the order of any court or other Governmental Authority relating to such laws unless the Borrower or the Guarantors shall currently be prosecuting an appeal or proceedings for review and shall have secured a stay of enforcement or execution postponing enforcement or execution pending such appeal or proceedings for review. The Borrower shall promptly take all actions necessary to prevent the imposition of any Liens on any of its properties arising out of or related to any environmental matters or otherwise. At the request of the Administrative Agent, and at the sole cost and expense of the Borrower, the Borrower shall provide the Administrative Agent with any additional information or reports relating to environmental matters and any potential related liability resulting therefrom as the Administrative Agent may reasonably request. In addition, the Borrower shall provide the Administrative Agent, at the Borrower's sole cost and expense, with copies of any environmental audits, surveys or reports conducted in connection with the purchase or sale by the Borrower of any real property.



     SECTION 5.12.MAINTAIN CASH CONCENTRATION SYSTEM.   Maintain
the BBNA Concentration Account and otherwise comply with the provisions of Section 2.13 of this Agreement.



     SECTION 5.13.MAINTAIN SECURITY INTEREST. In the case of the Borrower, execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Security Documents or otherwise reasonably deemed by the Collateral Agent necessary or desirable for the continued validity, perfection and first-priority status of the Liens on the Collateral covered thereby. If at any time following the Closing Date the Borrower shall acquire property of any nature whatsoever (other than Real Property) which is intended to be by the terms of the applicable Security Documents and is not otherwise subject to the Lien created by such Security Documents, as soon as possible and in no event later than ten (10) days after the relevant acquisition date, the Borrower shall grant to the Collateral Agent, for its benefit and the ratable benefit of the Administrative Agent, the Issuing Bank, the Co-Agents and the Lenders, a first priority Lien on such property as collateral security for the Obligations pursuant to documentation reasonably satisfactory in form and substance to the Collateral Agent.



     SECTION 5.15.COLLATERAL ACCESS AGREEMENTS. Until such time as the Administrative Agent otherwise notifies the Borrower in writing, obtain and deliver as soon as practicable to the Collateral Agent Collateral Access Agreements duly-executed by the Borrower and each of the landlords of (i) the Borrower's warehouses located in Braintree, Massachusetts and Edison, New Jersey and (ii) any inventory location for which the landlord of such location is entitled under applicable law to a statutory lien for unpaid rent (as determined by the Collateral Agent).



     SECTION 5.15.INVENTORY. Cause all Inventory to be (i) located at such places, (ii) in such amounts and (iii) of the quality and value represented to the Collateral Agent by the Borrower on or about the Closing Date.



     SECTION 5.16.FURTHER ASSURANCES. Take all such further actions and execute all such further documents and instruments as the Administrative Agent or the Collateral Agent may at any time reasonably determine in its sole discretion to be necessary or desirable to further carry out and consummate the transactions contemplated by this Agreement and the other Loan Documents, to cause the execution, delivery and performance of this Agreement and the other Loan Documents to be duly authorized and to perfect or protect the Liens (and the priority status thereof) of the Collateral Agent in the Collateral.



                    VI.  NEGATIVE COVENANTS



     From the date hereof and for so long as any Commitment shall be in effect or any Loan, Letter of Credit, or other Obligation shall remain outstanding unless such Letter of Credit is fully collateralized to the satisfaction of the Administrative Agent, the Borrower and each of the Guarantors agree that, unless the Required Lenders shall otherwise consent in writing, the Borrower and each of the Guarantors will not (and will not apply to the Bankruptcy Court for authority to):



     SECTION 6.01.LIENS. Incur, create, assume or suffer to exist any Lien on any property of the Borrower or the Guarantors whether now owned or hereafter acquired by the Borrower, other than (i) Permitted Liens; (ii) Liens in favor of the Collateral Agent, for its benefit and the ratable benefit of the Administrative Agent, the Issuing Bank, the Co-Agents and the Lenders pursuant to the Loan Documents; or (iii) Liens on any interests in Real Property securing Indebtedness permitted under
Section 6.03(iii).



     SECTION 6.02.MERGER, ETC.   Consolidate or merge with or
into another Person (other than with Subsidiaries or BI so long as the Borrower is the surviving entity) or enter into any stock or asset acquisitions.



     SECTION 6.03.INDEBTEDNESS.   Contract, create, incur,
assume or suffer to exist any Indebtedness, except for (i) Indebtedness arising under this Agreement and any other Loan Document; (ii) Indebtedness secured by purchase money Liens and Capitalized Leases in an aggregate amount not to exceed $10,000,000 incurred after the Closing Date; and (iii) Indebtedness secured by any interests in Real Property owned or leased by the Borrower or any Guarantor that is non-recourse to the Borrower and the Guarantors and is otherwise on terms and conditions reasonably satisfactory to the Administrative Agent and the proceeds of which are deposited in the BBNA Concentration Account for application to the Obligations in accordance with Section 2.14.



     SECTION 6.04.CAPITAL EXPENDITURES. Make Capital Expenditures in any fiscal year in excess of $20,000,000; PROVIDED, that, so long as there is no Default or Event of Default, if, as of the end of the Borrower's fiscal year, the Borrower's EBITDA for the previous 12-month period exceeds $40,000,000, the Borrower may increase its Capital Expenditures above $20,000,000 for the next fiscal year by the lesser of (x) 50% of the EBITDA in excess of $40,000,000, and (y) $10,000,000.



     SECTION 6.05.EBITDA. Permit EBITDA (after cash restructuring costs (but excluding cash restructuring costs incurred in fiscal year 1997 (up to $6,500,000))) for the 12-month period ending on or about the date set forth below to be less than the amount specified opposite such date:



     Fiscal Quarter of the Borrower Ending      Rolling EBITDA

     -------------------------------------      --------------

     on or about April 30, 1998                  $ 5,000,000

     on or about July 31, 1998                   $ 5,000,000

     on or about October 31, 1998                $10,000,000

     on or about January 31, 1999                $15,000,000

     on or about April 30, 1999                  $17,500,000

     on or about July 31, 1999                   $20,000,000

     on or about October 31, 1999                $25,000,000

     on or about January 31, 2000                $30,000,000

      and each fiscal quarter thereafter



     SECTION 6.06.ACCOUNTS PAYABLE TO INVENTORY RATIO. Permit the ratio of the amount of Accounts Payable to the value of Inventory of the Borrower (valued on a first in - first out basis at the lower of cost or market calculated on the retail method in accordance with GAAP and shown on the Borrower's financial statements), expressed as a percentage, at the end of each month in any year set forth below to be less than the percentage specified opposite such month:



      Month                Minimum Percentage

      -----                ------------------

     January                       32.5%

     February                      37.5%

     March                         37.5%

     April                         37.5%

     May                           37.5%

     June                          37.5%

     July                          37.5%

     August                        42.5%

     September                     42.5%

     October                       42.5%

     November                      42.5%

     December                      37.5%





     SECTION 6.07.DEBT COVERAGE RATIO. For the fiscal quarter of the Borrower ending on or about January 31, 2000, and ending on each fiscal quarter thereafter, permit the Borrower's ratio of (a) EBITDA LESS Capital Expenditures to (b) cash Interest Expense PLUS principal payments on any Indebtedness, for the 12-month period ending on the last day of each such fiscal quarters to be less 1.25:1.



     SECTION 6.08.GUARANTEES AND OTHER LIABILITIES. Purchase or repurchase (or agree, contingently or otherwise, so to do) the Indebtedness of, or assume, guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance of any obligation or capability of so doing, or otherwise), endorse or otherwise become liable, directly or indirectly, in connection with the obligations, stock or dividends of any Person, or permit any Subsidiary or Guarantor to do so, except for the Guaranty of the Guarantors hereunder.



     SECTION 6.09.DIVIDENDS; CAPITAL STOCK.   Declare or pay,
directly or indirectly, any dividends or make any other distribution or payment, whether in cash, property, securities or a combination thereof, with respect to (whether by reduction of capital or otherwise) any shares of capital stock (or any options, warrants, rights or other equity securities or agreements relating to any capital stock), or set apart any sum for the aforesaid purposes; PROVIDED that any subsidiary of the Borrower may pay dividends to the Borrower.



     SECTION 6.10.TRANSACTIONS WITH AFFILIATES. Sell or transfer any property or assets to, or otherwise engage in any other transactions with, any of its shareholders or Affiliates, except that the Borrower or any Guarantor may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Guarantor than could be obtained on an arm's-length basis from unrelated third parties and which are consistent with past practices. (Notwithstanding the foregoing, the Borrower may not transfer any assets to any Guarantor except for proceeds of the loans to the extent provided in Section 3.10.)



     SECTION 6.11.INVESTMENTS, LOANS AND ADVANCES. Purchase, hold or acquire any capital stock, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any investment or any other interest in, any other Person (all of the foregoing, "INVESTMENTS"), except for (i) ownership of the capital stock of BAC by BI, the Borrower by BAC and each of the Guarantors listed on Schedule 3.04 (other than BI and BAC) by the Borrower, (ii) relocation or similar type loans or advances to new employees not in excess of $750,000 in the aggregate during the term of this Agreement, (iii) Permitted Investments [and (iv) as provided in Section 3.10].



     SECTION 6.12.DISPOSITION OF ASSETS.   Sell or otherwise
dispose of any assets (including, without limitation, the capital stock of any Subsidiary), except for (a)sales of Inventory in arm's-length transactions in the ordinary course of business and (b) so long as no Default or Event of Default has occurred or is continuing or would occur after giving effect to such sale or disposition, (i) sales of Inventory, furniture, fixtures and equipment located in the retail stores set forth on
Schedule 6.12 that are closed or otherwise disposed of, (ii) the sale of obsolete or worn out equipment disposed of in the ordinary course of business, and (iii) the sale or other transfer of Real Property, the proceeds of which are deposited in the BBNA Concentration Account for application to the Obligations in accordance with Section 2.14; PROVIDED that the return to vendors of out-of-season, defective, damaged or nonconforming Inventory or negotiated returns for credit shall not be deemed prohibited by this Agreement .



     SECTION 6.13.NATURE OF BUSINESS.



     (a) Modify or alter in any material manner the nature and type of its business as conducted at the Closing Date or the manner in which such business is conducted.



     (b) Change, in any material respect, any of its inventory or sales accounting, invoicing or billing practices or management information or reporting systems except for the change of the Borrower's Inventory tracking and accounting system reasonably satisfactory to the Administrative Agent (PROVIDED that, after such change, the Borrower continues to use accounting and tracking methodologies consistent with those currently used by the Borrower).



     (c) Close any retail store, except as projected in the Plan of Reorganization and/or the Business Plan.



     (d)  Move Inventory from other than the locations listed on
Schedule 3.11(a).



     SECTION 6.14.CONFLICTING AGREEMENTS, ORDERS OR ACTIONS. Enter into any stipulation or agreement, request or permit or suffer itself or any Guarantor to take any other action which does or could conflict or materially interfere with any of the rights, privileges, benefits or remedies of the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents or any of the Lenders under any of the Loan Documents, or materially diminish or impair the practical realization of any such right, privilege, benefit or remedy.



                      VII.  EVENTS OF DEFAULT



     SECTION 7.01.EVENTS OF DEFAULT.   If any of the following
events (each, an "EVENT OF DEFAULT") occurs:



     (a) any material representation or warranty made by the Borrower or any Guarantor in this Agreement or in any Loan Document or in connection with this Agreement or with the execution and delivery of the Notes or the credit extensions hereunder or any material statement or representation made in any report, financial statement, certificate or other document furnished by the Borrower or any Guarantors to the Administrative Agent, the Issuing Bank, the Collateral Agent or any of the Lenders under or in connection with this Agreement or any other Loan Document, shall prove to have been false or misleading in any material respect when made or delivered; or



     (b) default shall be made in the payment of any (i) Fees or interest on the Loans when due, and such default shall continue unremedied for more than three (3) Business Days or
(ii) principal of the Loans or other amounts payable by the Borrower hereunder (including, without limitation, reimbursement obligations or cash collateralization in respect of Letters of Credit), when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise; or



     (c) default shall be made by the Borrower or any Guarantor in the due observance or performance of any covenant, condition or agreement contained in Article VI hereof; or



     (d) default shall be made by the Borrower or any Guarantor in the due observance or performance of any other covenant, condition or agreement to be observed or performed pursuant to the terms of this Agreement or any of the other Loan Documents and, with respect to Sections 5.01, 5.02 or 5.10, such default shall continue unremedied for more than five (5) Business Days; or



     (e) dissolution, liquidation, winding up or cessation of the Borrower's or any Guarantor's businesses, or the failure of the Borrower or any Guarantor to meet its debts as they mature, or the calling of one or more meetings of the Borrower's or any Guarantor's major creditors for purposes of obtaining a moratorium on payment or a compromise of the Borrower's or any Guarantor's debts; or



     (f) the insolvency of the Borrower or any Guarantor or the commencement by or against the Borrower or any Guarantor of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceedings under any federal or state law and, in the event any such proceeding is commenced against the Borrower or any Guarantor, such proceeding is not dismissed within thirty (30) days; or



     (g) the loss by the Borrower or any Guarantor of any lease, permit, franchise or agreement, the loss of which could reasonably be expected to have a material adverse effect on the financial condition, operations or assets of the Borrower or the Guarantors, or their ability to repay the Obligations or of the Collateral Agent to realize on the Collateral; or



     (h) failure of (i) Peter Thorner or some other person reasonably acceptable to the Administrative Agent, to participate in the affairs of the Borrower and Guarantors as Chairman of the Board of Directors and Chief Executive Officer with no diminution in the present responsibilities and authority related to this executive management position and (ii) Cornelius
F. Moses, III or some other person reasonably acceptable to the Administrative Agent, to act as Senior Vice President and Chief Financial Officer, with no diminution in the present responsibilities and authority related to this executive management position; or



     (i) the occurrence of a default or event of default (in each case without regard to any applicable grace periods) which permits, or could permit, the acceleration of the maturity of, any note, agreement or instrument evidencing any other Indebtedness of the Borrower or any of the Guarantors, and the aggregate principal amount of all such Indebtedness with respect to which such a default or an event of default has occurred, or the maturity of which is permitted to be accelerated, exceeds $10,000,000; or



     (j) (A) any material provision of any Loan Document shall, for any reason, cease to be valid and binding on the Borrower or any of the Guarantors or (B) any Lien granted to the Collateral Agent under any Loan Document shall cease to be a first-priority perfected Lien (subject only to Permitted Liens), or, in the case of (A) or (B) the Borrower or any of the Guarantors shall so assert in any pleading filed in any court; or



     (k) greater than fifty percent (50%) of the Borrower's stores close for more than seven (7) consecutive days, unless such closures are covered by business interruption insurance; or



     (l) any one or more judgments or orders as to a liability or debt for the payment of money (not covered by insurance and workers' compensation payments) in excess of $5,000,000 in the aggregate shall be rendered against the Borrower or any of the Guarantors and either (i)enforcement proceedings shall have been commenced and shall be continuing by any creditor upon such judgment or order or (ii)there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal, payment or otherwise, shall not be in effect; or



     (m) any non-monetary judgment or order shall be rendered against the Borrower or any of the Guarantors which does or would reasonably be expected to (i) cause a material adverse change in the financial condition, business, operations or assets of the Borrower and the Guarantors taken as a whole on a consolidated basis, (ii) have a material adverse effect on the ability of the Borrower or any of the Guarantors to perform their respective obligations under any Loan Document, or (iii) have a material adverse effect on the Collateral or on the rights and remedies of the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents or any Lender under any Loan Document, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or



     (n)  any Termination Event described in clauses (iii) or
(iv) of the definition of such term shall have occurred and shall continue unremedied for more than 10 days and the sum (determined as of the date of occurrence of such Termination Event) of the Insufficiency of the Plan in respect of which such Termination Event shall have occurred and be continuing and the Insufficiency of any and all other Plans with respect to which such a Termination Event (described in such clauses (iii) or (iv)) shall have occurred and then exist is equal to or greater than $5,000,000; or



     (o) (i) the Borrower or any ERISA Affiliate thereof shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan,
(ii) the Borrower or such ERISA Affiliate does not have reasonable grounds to contest such Withdrawal Liability and is not in fact contesting such Withdrawal Liability in a timely and appropriate manner, and (iii) the amount of such Withdrawal Liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date of such notification), exceeds $5,000,000 allocable to post-petition obligations or requires payments exceeding $500,000 per annum, in excess of the annual payments made with respect to such MultiEmployer Plans by the Borrower or such ERISA Affiliate for the plan year immediately preceding the plan year in which such notification is received; or



     (p) the Borrower or any ERISA Affiliate thereof shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Borrower and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years that include the date hereof by an amount exceeding $5,000,000; or



     (q) the Borrower or any ERISA Affiliate shall have committed a failure described in Section 302(f) (1) of ERISA (other than the failure to make any contribution accrued and unpaid as of the Filing Date) and the amount determined under
Section 302 (f) (3) of ERISA is equal to or greater than $5,000,000; or



     (r) it shall be determined (whether by the Bankruptcy Court or by any other judicial or administrative forum) that the Borrower is liable for the payment of claims arising out of any failure to comply (or to have complied) with applicable environmental laws or regulations the payment of which will have a material adverse effect on the financial condition, business, properties, operations or assets of the Borrower or the Borrower and/or the Guarantors, taken as a whole; or



     (s) any Person or group (as defined in the Securities Exchange Act of 1934, as amended), other than the holders of voting stock of BI as of the Filing Date, shall acquire for the first time the direct or indirect ownership (constructive or otherwise), or the direct or indirect power to vote more than fifty percent (50%) of the outstanding voting stock of BI;



then, and in every such event and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice (a "DEFAULT NOTICE") to the Borrower take one or more of the following actions, at the same or different times: (i) terminate forthwith all obligations of the Lenders and the Issuing Bank to extend credit under this Agreement, including any and all obligations to make Loans or to issue Letters of Credit; (ii)declare the Loans then outstanding to be forthwith due and payable, whereupon the principal of all outstanding Loans together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower and the Guarantors, anything contained herein or in any other Loan Document to the contrary notwithstanding; (iii) require the Borrower and the Guarantors to deposit in the Cash Collateral Account, no later than the first Business Day after such Default Notice is given, cash in an amount equal to the sum of 105% of the aggregate amounts that then are or thereafter may become available for drawing or payment under all outstanding Letters of Credit and (without limiting or restricting any application permitted under Sections
2.13 and 2.14) to the extent the Borrower and the Guarantors shall fail to furnish such funds as demanded by the Administrative Agent, the Administrative Agent shall be authorized to debit the accounts of the Borrower and the Guarantors maintained with the Administrative Agent in such amount; (iv) set-off amounts in the Cash Collateral Account or any other accounts maintained by the Administrative Agent and apply such amounts to the obligations of the Borrower and the Guarantors hereunder and in the other Loan Documents (but this clause (iv) shall not limit or restrict any application permitted under Sections 2.13 and 2.14); (v) instruct the Collateral Agent to exercise its remedies under the Security Documents (including, without limitation, foreclosure upon and taking possession of the Collateral) and (vi)exercise any and all remedies under the Loan Documents and applicable law available to the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders.



     SECTION 7.02.WHEN CONTINUING. For all purposes under this Agreement, each Default that has occurred and each Event of Default that has occurred shall be deemed to be continuing at all times thereafter unless it either (a) is cured or corrected to the reasonable written satisfaction of the Required Lenders or (b) is waived in writing by the Required Lenders.



                  VIII.  THE AGENTS



     SECTION 8.01.ADMINISTRATION BY ADMINISTRATIVE AGENT. The general administration of the Loan Documents shall be by the Administrative Agent. The Lenders, the Collateral Agent and the Issuing Bank each hereby irrevocably authorizes the Administrative Agent, at its discretion, to take or refrain from taking such actions as agent on its behalf and to exercise or refrain from exercising such powers under the Loan Documents and the Notes as are delegated by the terms hereof or thereof, as appropriate, together with all powers reasonably incidental thereto. The Administrative Agent shall have no duties or responsibilities except as set forth in this Agreement and the remaining Loan Documents.



     SECTION 8.02.THE COLLATERAL AGENT. Each Lender hereby irrevocably designates BBRF as Collateral Agent under this Agreement and the other Loan Documents. All Collateral shall be held or administered by the Collateral Agent (or its duly-appointed agent) for its benefit and for the ratable benefit of the Lenders, the Administrative Agent, the Co-Agents and the Issuing Bank. Any proceeds received by the Collateral Agent from the foreclosure, sale, lease or other disposition of any of the Collateral and any other proceeds received pursuant to the terms of the Security Documents or the other Loan Documents shall be paid over to the Administrative Agent for application as provided in Sections 2.14(a) and (b).



     SECTION 8.03.ADVANCES AND PAYMENTS.



          (a) On the date of each Loan, the Administrative Agent shall be authorized (but not obligated) to advance, for the account of each of the Lenders, the amount of the Loan to be made by it in accordance with its Commitment hereunder. Should the Administrative Agent do so, each of the Lenders agrees forthwith to reimburse the Administrative Agent in immediately available funds for the amount so advanced on its behalf by the Administrative Agent, together with interest at the Federal Funds Effective Rate if not so reimbursed on the date due from and including such date but not including the date of reimbursement.



          (b) Any amounts received by the Administrative Agent in connection with this Agreement or the other Loan Documents (other than amounts to which the Administrative Agent is entitled pursuant to Sections 2.19, 5.08, 8.06, 10.05 and 10.06), the application of which is not otherwise provided for in this Agreement shall be applied in the order of priority set forth in Sections 2.14(a) and (b). All amounts to be paid to a Lender, the Collateral Agent, either Co-Agent or the Issuing Bank by the Administrative Agent shall be credited to that Lender, the Collateral Agent, such Co-Agent or the Issuing Bank, as applicable, after collection by the Administrative Agent, in immediately available funds either by wire transfer or deposit in the correspondent account of that Lender, the Collateral Agent, such Co-Agent or the Issuing Bank with the Administrative Agent, as such Lender, the Collateral Agent, such Co-Agent or the Issuing Bank and the Administrative Agent shall from time to time agree.



     SECTION 8.04.SHARING OF EXCESS PAYMENTS. Each of the Lenders, the Collateral Agent, each Co-Agent and the Issuing Bank agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower or any Guarantor, including, but not limited to, a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim and received by such Lender, the Collateral Agent, such Co-Agent or the Issuing Bank under any applicable bankruptcy, insolvency or other similar law, or otherwise, obtain payment in respect of its Obligations owed it (an "EXCESS PAYMENT") as a result of which such Lender, the Collateral Agent, such Co-Agent or the Issuing Bank has received payment of any Loans or other Obligations outstanding to it in excess of the amount that it would have received if all payments at any time applied to the Loans and other Obligations had been applied in the order of priority set forth in Section 2.14, then such Lender, the Collateral Agent, such Co-Agent or the Issuing Bank shall promptly purchase at par (and shall be deemed to have thereupon purchased) from the other Lenders, the Collateral Agent, each Co-Agent and the Issuing Bank, as applicable, a participation in the Loans and Obligations outstanding to such other Persons, in an amount determined by the Administrative Agent in good faith as the amount necessary to ensure that the economic benefit of such excess payment is reallocated in such manner as to cause such excess payment and all other payments at any time applied to the Loans and other Obligations to be effectively applied in the order of priority set forth in Section 2.14; PROVIDED, that if any such excess payment is thereafter recovered or otherwise set aside such purchase of participations shall be correspondingly rescinded (without interest). The Borrower expressly consents to the foregoing arrangements and agrees that any Lender, the Collateral Agent, any Co-Agent or the Issuing Bank holding (or deemed to be holding) a participation in any Loan or other Obligation may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender, the Collateral Agent, such Co-Agent or the Issuing Bank as fully as if such Lender, the Collateral Agent, such Co-Agent or the Issuing Bank held a Note and was the original obligee thereon, in the amount of such participation.



     SECTION 8.05.AGREEMENT OF REQUIRED LENDERS. Upon any occasion requiring or permitting an approval, consent, waiver, election or other action on the part of the Required Lenders, action shall be taken by the Agents for and on behalf or for the benefit of all Lenders upon the direction of the Required Lenders, and any such action shall be binding on all Lenders.
No amendment, modification, consent, or waiver shall be effective except in accordance with the provisions of Section 10.10.



     SECTION 8.06.LIABILITY OF AGENTS.



          (a) Each of the Agents, when acting on behalf of the Lenders and the Issuing Bank, may execute any of its respective duties under this Agreement by or through any of its respective officers, agents and employees, and neither of the Agents nor their respective directors, officers, agents or employees shall be liable to the Lenders, the Co-Agents or the Issuing Bank or any of them for any action taken or omitted to be taken in good faith, or be responsible to the Lenders, the Co-Agents or the Issuing Bank or to any of them for the consequences of any oversight or error of judgment, or for any loss, except to the extent of any liability imposed by law by reason of such Agent's own gross negligence or willful misconduct. The Agents and their respective directors, officers, agents and employees shall in no event be liable to the Lenders, the Co-Agents or the Issuing Bank or to any of them for any action taken or omitted to be taken by them pursuant to instructions received by them from the Required Lenders or in reliance upon the advice of counsel selected by it. Without limiting the foregoing, neither of the Agents, nor any of their respective directors, officers, employees, or agents shall be responsible to any Lender, the Co-Agents or the Issuing Bank for the due execution, validity, genuineness, effectiveness, sufficiency, or enforceability of, or for any statement, warranty or representation in, this Agreement, any Loan Document or any related agreement, document or order, or shall be required to ascertain or to make any inquiry concerning the performance or observance by the Borrower or any Guarantor of any of the terms, conditions, covenants, or agreements of this Agreement or any of the Loan Documents.



          (b) Neither of the Agents nor any of their respective directors, officers, employees, or agents shall have any responsibility to the Borrower or the Guarantors on account of the failure or delay in performance or breach by any Lender, either Co-Agent or the Issuing Bank or by the Borrower or the Guarantors of any of their respective obligations under this Agreement or the Notes or any of the Loan Documents or in connection herewith or therewith.



           (c) The Administrative Agent and the Collateral Agent, in such capacities hereunder, shall be entitled to rely on any communication, instrument, or document reasonably believed by such person to be genuine or correct and to have been signed or sent by a person or persons believed by such person to be the proper person or persons, and, such person shall be entitled to rely on advice of legal counsel, independent public accountants, and other professional advisers and experts selected by such person.



     SECTION 8.07.REIMBURSEMENT AND INDEMNIFICATION. Each Lender agrees (i)to reimburse (x)each Agent for such Lender's Commitment Percentage of any expenses and fees incurred by such Agent for the benefit of the Lenders, the Co-Agents or the Issuing Bank under this Agreement, the Notes and any of the Loan Documents, including, without limitation, counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, the Co-Agents or the Issuing Bank, and any other expense incurred in connection with the operations or enforcement thereof not reimbursed by the Borrower or the Guarantors and (y)each Agent for such Lender's Commitment Percentage of any expenses of such Agent incurred for the benefit of the Lenders, the Co-Agents or the Issuing Bank that the Borrower has agreed to reimburse pursuant to Section 10.05 and has failed to so reimburse and (ii)to indemnify and hold harmless the Agents and any of their directors, officers, employees, or agents, on demand, in the amount of such Lender's Commitment Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it or any of them in any way relating to or arising out of this Agreement, the Notes or any of the Loan Documents or any action taken or omitted by it or any of them under this Agreement, the Notes or any of the Loan Documents to the extent not reimbursed by the Borrower or the Guarantors (except such as shall result from their respective gross negligence or willful misconduct).



     SECTION 8.08.RIGHTS OF AGENTS. It is understood and agreed that each of BBNA and BBRF shall have the same rights and powers hereunder (including the right to give such instructions) as the other Lenders and may exercise such rights and powers, as well as its rights and powers under other agreements and instruments to which it is or may be party, and engage in other transactions with the Borrower or any Guarantor, as though it were not the Administrative Agent or the Collateral Agent, respectively, of the Lenders under this Agreement.



     SECTION 8.09.INDEPENDENT LENDERS AND ISSUING BANK. The Lenders and the Issuing Bank each acknowledges that it has decided to enter into this Agreement and to make the Loans or issue the Letters of Credit hereunder based on its own analysis of the transactions contemplated hereby and of the creditworthiness of the Borrower and the Guarantors and agrees that the Agents shall bear no responsibility therefor.



     SECTION 8.10.NOTICE OF TRANSFER. The Agents may deem and treat a Lender party to this Agreement as the owner of such Lender's portion of the Loans for all purposes, unless and until, and except to the extent, an Assignment and Acceptance shall have become effective as set forth in Section 10.03(b).



     SECTION 8.11.SUCCESSOR ADMINISTRATIVE AGENT AND COLLATERAL AGENT. The Administrative Agent and the Collateral Agent may resign at any time by giving five (5) Business Days' written notice thereof to the Lenders, the Issuing Bank, the other Agent and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent or Collateral Agent, as the case may be, which shall be reasonably satisfactory to the Borrower. If no successor Administrative Agent or Collateral Agent, as the case may be, shall have been so appointed by the Required Lenders and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, the retiring Agent may, on behalf of the Lenders, the other Agent and the Issuing Bank, appoint a successor Administrative Agent or Collateral Agent, as the case may be, which shall be a commercial bank (or affiliate thereof) organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of a least $100,000,000, which, so long as there is no Default or Event of Default, shall be reasonably satisfactory to the Borrower. Upon the acceptance of any appointment as Administrative Agent or Collateral Agent hereunder by a successor Administrative Agent or Collateral Agent, as the case may be, such successor Administrative Agent or Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as such Agent, the provisions of this Article VIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was such Agent under this Agreement.



     SECTION 8.12. REPORTS AND FINANCIAL STATEMENTS. Promptly after receipt thereof from the Borrower, the Administrative Agent shall remit to each Lender, the Collateral Agent and the Issuing Bank copies of all financial statements and reports required to be delivered by the Borrower hereunder.



                      IX.  GUARANTY



     SECTION 9.01.GUARANTY.



          (a) Each of the Guarantors unconditionally and irrevocably guarantees the due and punctual payment and performance by the Borrower of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and it will remain bound upon this guaranty notwithstanding any extension or renewal of any of the Obligations. The Obligations of the Guarantors shall be joint and several.



          (b) Each of the Guarantors waives presentation to, demand for payment from and protest to the Borrower or any other Guarantor, and also waives notice of protest for nonpayment.
The obligations of the Guarantors hereunder shall not be affected by (i)the failure of the Administrative Agent, the Collateral Agent, the Issuing Bank, either Co-Agent or a Lender to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Guarantor under the provisions of this Agreement or any other Loan Document or otherwise;
(ii)any extension or renewal of any provision hereof or thereof;
(iii)any rescission, waiver, compromise, acceleration, amendment or modification of any of the terms or provisions of any of the Loan Documents; (iv)the release, exchange, waiver or foreclosure of any security held by the Administrative Agent or the Collateral Agent for the Obligations or any of them; (v)the failure of the Administrative Agent, the Issuing Bank, the Collateral Agent, either Co-Agent or a Lender to exercise any right or remedy against any other Guarantor; (vi)the release or substitution of any Guarantor or any other Guarantor or (vii) any bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, liquidation or the like of the Borrower or any Guarantor including, but not limited to, (x)any Guaranteed Party's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (y)any borrowing or grant of a Lien by the Borrower or any Guarantor as debtorinpossession, under Section 364 of the Bankruptcy Code, or (z)the disallowance of all or any portion of any Guaranteed Party's claim(s) for repayment of the Obligations under Section 502 of the Bankruptcy Code.



          (c) Each of the Guarantors further agrees that this guaranty constitutes a guaranty of performance and of payment when due and not just of collection, and waives any right to require that any resort be had by the Administrative Agent, the Issuing Bank, the Collateral Agent, either Co-Agent or a Lender to any security held for payment of the Obligations or to any balance of any deposit, account or credit on the books of the Administrative Agent, the Issuing Bank, the Collateral Agent, either Co-Agent or a Lender in favor of the Borrower or any other Guarantor, or to any other Person.



          (d) Each of the Guarantors hereby waives any defense that it might have based on a failure to remain informed of the financial condition of the Borrower and of any other Guarantor and any circumstances affecting the ability of the Borrower to perform under this Agreement.



          (e) Each Guarantor's guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the obligations, the Notes or any other instrument evidencing any Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor or by any other circumstance relating to the obligations which might otherwise constitute a defense to this Guaranty. None of the Administrative Agent, the Issuing Bank, the Collateral Agent, either Co-Agent or any of the Lenders makes any representation or warranty in respect to any such circumstances or shall have any duty or responsibility whatsoever to any Guarantor in respect of the management and maintenance of the obligations.



          (f) Subject to the provisions of Section 7.01, upon the Obligations becoming due and payable (by acceleration or otherwise), the Lenders, the Issuing Bank, the Collateral Agent, the Co-Agents and the Administrative Agent shall be entitled to immediate payment of such obligations by the Guarantors upon written demand by the Administrative Agent.



     SECTION 9.02.NO IMPAIRMENT OF GUARANTY. The obligations of the Guarantors hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality or unenforceability of the obligations. Without limiting the generality of the obligations of the Guarantors hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent, the Issuing Bank, the Collateral Agent, either Co-Agent or a Lender to assert any claim or demand or to enforce any remedy under this Agreement or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Guarantors or would otherwise operate as a discharge of the Guarantors as a matter of law, unless and until the obligations are paid in full.



     SECTION 9.03.SUBROGATION. Upon payment by any Guarantor of any sums to the Administrative Agent, the Issuing Bank, the Collateral Agent, either Co-Agent or a Lender hereunder, all rights of such Guarantor against the Borrower arising as a result thereof by way of right of subrogation or otherwise, shall in all respects be subordinate and junior in right of payment to the prior final and indefeasible payment in full of all the Obligations. If any amount shall be paid to such Guarantor for the account of the Borrower, such amount shall be held in trust for the benefit of the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders and shall forthwith be paid to the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders to be credited and applied to the Obligations, whether matured or unmatured.



     SECTION 9.04.CREDIT AGREEMENT. Each of the Guarantors acknowledges that it has read the Loan Documents and agrees to perform and observe all the of the terms and provisions herein and therein applicable thereto.



     SECTION 9.05.MAXIMUM GUARANTEED AMOUNT. Notwithstanding any other provision of this Guarantee to the contrary, if the obligations of any Guarantor hereunder would otherwise be held or determined by a court of competent jurisdiction in any action or proceeding involving any state corporate law or any state or Federal bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other law affecting the rights of creditors generally, to be void, invalid or unenforceable to any extent on account of the amount of such Guarantor's liability under this Guaranty, then notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by such Guarantor or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.



                       X.  MISCELLANEOUS



     SECTION 10.01.NOTICES. Notices and other communications provided for herein shall be in writing (including telegraphic, telex, facsimile or cable communication) and shall be mailed, telegraphed, telexed, telecopied, transmitted, cabled or delivered to the Borrower or any Guarantor at One Bradlees Circle, P.O. Box 859051, Braintree, MA 02185-9051, Attention:
Chief Financial Officer (telecopy number: (617) 380-8096), and to a Lender, the Issuing Bank, the Collateral Agent, either Co-Agent or the Administrative Agent to it at its address set forth on the signature pages of this Agreement, or such other address as such party may from time to time designate by giving written notice to the other parties hereunder. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the fifth Business Day after the date when sent by registered or certified mail, postage prepaid, return receipt requested, if by mail; or when delivered to the telegraph company, charges prepaid, if by telegram; or when receipt is acknowledged, if by any telegraphic communications or facsimile equipment of the sender; in each case addressed to such party as provided in this Section 10.01 or in accordance with the latest unrevoked written direction from such party; PROVIDED, HOWEVER, that in the case of notices to the Administrative Agent notices pursuant to the preceding sentence and pursuant to Article II shall be effective only when received by the Administrative Agent. Copies of all notices and other communications given to the Borrower shall go to Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019, Attn: Stuart Hirshfield, Esq.



     SECTION 10.02. SURVIVAL OF AGREEMENT, REPRESENTATIONS AND WARRANTIES, ETC. All warranties, representations and covenants made by the Borrower or any Guarantor herein or in any certificate or other instrument delivered by it or on its behalf in connection with this Agreement shall be considered to have been relied upon by the Lenders, the Issuing Bank, the Collateral Agent, the Co-Agents and the Administrative Agent and shall survive the making of the Loans and the issuance of Letters of Credit herein contemplated and the issuance and delivery of the Notes and the Letters of Credit, regardless of any investigation made by any Lender, the Issuing Bank, the Collateral Agent, either Co-Agent and the Administrative Agent or on its behalf and shall continue in full force and effect so long as any amount due or to become due hereunder is outstanding and unpaid and so long as the Commitments have not been terminated. All statements in any such certificate or other instrument shall constitute representations and warranties by the Borrower and the Guarantors hereunder with respect to the Borrower.



     SECTION 10.03.SUCCESSORS AND ASSIGNS.



               (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders and their respective successors and assigns. Neither the Borrower nor any of the Guarantors may assign or transfer any of their rights or obligations hereunder without the prior written consent of all of the Lenders, the Issuing Bank, the Collateral Agent, the Co-Agents and the Administrative Agent. Each Lender may sell participations to any Person in all or part of any Loan, or all or part of its Note or Commitment, in which event, without limiting the foregoing, the provisions of Section
2.15 and 2.18 shall inure to the benefit of each purchaser of a participation (PROVIDED that such participant shall look solely to the seller of such participation for such benefits and the Borrower's and the Guarantors' liability, if any, under Sections
2.15 and 2.18 shall not be increased as a result of the sale of any such participation) and the treatment of payments pursuant to Section 2.17, shall be determined as if such Lender had not sold such participation. In the event any Lender shall sell any participation, such Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower and each of the Guarantors relating to the Loans, including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement other than amendments, modifications or waivers which (i)reduce any Fees payable hereunder to the Lenders, (ii)reduce the amount of any scheduled principal payment on any Loan or reduce the principal amount of any Loan or the rate of interest payable hereunder or
(iii)extend the maturity of the Borrower's obligations hereunder. The sale of any such participation, shall not alter the rights and obligations of the Lender selling such participation hereunder with respect to the Borrower.



          (b) Each Lender may assign to one or more Lenders or Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement; PROVIDED, HOWEVER, that
(i)other than in the case of an assignment to a Person at least 50% owned by the assignor Lender, or by a common parent of both, or to another Lender, the Administrative Agent and the Issuing Bank must give their prior written consent, which consent will not be unreasonably withheld, (ii)the aggregate amount of the Commitment and/or Loans held by each of the assigning and assignee Lenders subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent and after giving effect to such assignment) shall, unless otherwise agreed to in writing by the Borrower (so long as there is no Event of Default) and the Administrative Agent, in no event be less than $7,500,000 (unless the assigning Lender assigns its entire remaining Commitment, in which case such assigning Lender's Commitment shall be $0), and (iii)the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance with blanks appropriately completed, together with any Note subject to such assignment and a processing and recordation fee of $3,000. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be within ten Business Days after the execution thereof (unless otherwise agreed to in writing by the Administrative Agent), (A)the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (B)the Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). The Borrower shall have no liability for the $3,000 processing and recordation fee, but shall be responsible for its own expenses and the expenses of the Administrative Agent. Notwithstanding the foregoing, unless and until an Event of Default has occurred, BBNA and BBRF agree to hold, between them, Commitments totalling at least $25,000,000 in the aggregate; PROVIDED that, if BBNA and BBRF's combined Commitment or, if greater, the aggregate amount of their Loans outstanding, is reduced below the lesser of (x) 2.5% of the then Total Commitments or total Loans outstanding, as applicable or (y) $5,000,000 after the occurrence of an Event of Default, BBNA will, upon the request of the Required Lenders, resign as Administrative Agent hereunder pursuant to Section 8.10.



          (c) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i)other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such Lender assignor makes no representation or warranty and assumes no responsibility with respect to any statements warranties or representations made in or in connection with this Agreement or any of the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any of the other Loan Documents;
(ii)such Lender assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any Guarantor or the performance or observance by the Borrower or any Guarantor of any of its obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto; (iii)such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with copies of the financial statements referred to in Section 3.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv)such assignee will, independently and without reliance upon the Administrative Agent, such Lender assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v)such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms thereto, together with such powers as are reasonably incidental thereto; and (vi)such assignee agrees that it will perform in accordance with their terms all obligations that by the terms of this Agreement are required to be performed by it as a Lender.



          (d) The Administrative Agent shall maintain at its office a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders shall treat each Person the name of which is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.



          (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and the assignee thereunder together with any Note subject to such assignment and the fee payable in respect thereto, the Administrative Agent shall, if such Assignment and Acceptance has been completed with blanks appropriately filled, (i)accept such Assignment and Acceptance,
(ii)record the information contained therein in the Register and
(iii)give prompt written notice thereof to the Borrower (together with a copy thereof). Within five Business Days after receipt of notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note a new Note to the order of such assignee in an amount equal to the Commitment and/or Loans assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained Commitments and/or Loans hereunder, a new Note to the order of the assigning Lender in an amount equal to the Commitment and/or Loans retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the surrendered Note. Thereafter, such surrendered Note shall be marked canceled and returned to the Borrower.



          (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.03, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower or any of the Guarantors furnished to such Lender by or on behalf of the Borrower or any of the Guarantors; PROVIDED that prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall agree in writing to be bound by the provisions of Section 10.04.



          (g) The Borrower hereby agrees to actively assist and cooperate with the Administrative Agent in the Administrative Agent's efforts to sell participations herein (as set forth in Section 10.03(a)) and assign to one or more Lenders or Eligible Assignees a portion of its interests, rights and obligations as a Lender under this Agreement (as set forth in Section 10.03(b)).



          (h)  Notwithstanding the provisions of this Section
10.03, each Lender may at any time pledge or assign its interest in any Loans or other Obligations to any Reserve Bank in the Federal Reserve System.



     SECTION 10.04.CONFIDENTIALITY. Each Lender agrees to keep, and to cause its agents, attorneys and financial advisors to keep, any information delivered or made available by the Borrower or any of the Guarantors to it confidential from anyone other than persons employed or retained by such Lender who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; PROVIDED that nothing herein shall prevent any Lender from disclosing such information
(i)to any other Lender, (ii)to any other person if reasonably incidental to the administration of the Loans, (iii)upon the order of any court or administrative agency, (iv)upon the request or demand of any regulatory agency or authority,
(v)which has been publicly disclosed other than as a result of a disclosure by the Administrative Agent or any Lender which is not permitted by this Agreement, (vi)in connection with any litigation to which the Administrative Agent, the Collateral Agent, any Lender, the Issuing Bank, either Co-Agent or their respective Affiliates may be a party, (vii)to the extent reasonably required in connection with the exercise of any remedy hereunder, (viii)to such Lender's legal counsel and independent auditors, (ix)to any actual or proposed participant or assignee of all or part of its rights hereunder subject to the proviso in Section 10.03(f) and (x) to the extent required by law.



     SECTION 10.05.EXPENSES; DOCUMENTARY TAXES. Whether or not the transactions hereby contemplated shall be consummated, the Borrower and the Guarantors jointly and severally agree to pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Collateral Agent (including but not limited to the reasonable fees and disbursements of Latham & Watkins, special counsel for the Administrative Agent and the Collateral Agent, and any other replacement counsel that the Administrative Agent and the Collateral Agent shall retain) in connection with the preparation, execution, delivery and administration of this Agreement, the Notes and the other Loan Documents, the making of the Loans and the issuance of the Letters of Credit, the syndication of the transactions contemplated hereby, the reasonable costs, fees and expenses of the Administrative Agent and the Collateral Agent (including but not limited to the reasonable fees and disbursements of internal and third-party consultants and auditors) in connection with their periodic field audits and appraisals, monitoring and valuation of Collateral (including, without limitation, Inventory and Receivables) and reasonable syndication expenses of the Administrative Agent, all reasonable out-of-pocket expenses incurred by the Lenders, the Issuing Bank, the Collateral Agent, the Co-Agents and the Administrative Agent in the enforcement or protection of the rights of any one or more of the Lenders, the Issuing Bank, the Collateral Agent, the Co-Agents or the Administrative Agent in connection with this Agreement, the Notes or the other Loan Documents, including but not limited to the reasonable fees and disbursements of any counsel for the Lenders, the Issuing Bank, the Collateral Agent, the Co-Agents or the Administrative Agent incurred in the protection, enforcement and foreclosure of their Liens on the Collateral and of the Collateral Agent in the creation and maintenance of the perfection of such Liens. Such payments shall be made on the Closing Date and thereafter on demand. Whether or not the transactions hereby contemplated shall be consummated, the Borrower and the Guarantors agree to reimburse the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders for the Fees and expenses required by the Fee Letter and the reimbursement provisions thereof are hereby incorporated herein by reference. The obligations of the Borrower and the Guarantors under this
Section 10.05 shall survive the termination of this Agreement and/or the payment of the Loans and/or the reimbursement of the Letters of Credit. The fees and expenses payable hereunder are in addition to those payable by the Borrower or the Guarantors under any other Loan Document.



     SECTION 10.06.INDEMNITY. The Borrower and each of the Guarantors jointly and severally agree to defend, indemnify and hold harmless the Administrative Agent, the Issuing Bank, the Collateral Agent, BSI, BBNA, BBRF, the Co-Agents and each Lender and their respective Affiliates and each of their respective directors, officers, employees, attorneys, partners, beneficiaries, trustees and agents (each an "INDEMNIFIED PARTY") from and against any and all losses, claims, damages, liabilities, costs and expenses (whether or not suit is brought) incurred by such Indemnified Party arising out of claims made by any Person in any way relating to the transactions contemplated hereby or by the other Loan Documents or any litigation, investigation or proceeding related hereto or thereto but excluding therefrom, in the case of an Indemnified Party, all losses, claims, damages, liabilities, costs and expenses arising out of or resulting from conduct to the extent determined by final order of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnified Party.



     SECTION 10.07. CHOICE OF LAW. THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.



     SECTION 10.08. NO WAIVER. No failure on the part of the Administrative Agent, the Issuing Bank, the Collateral Agent, either Co-Agent or any of the Lenders to exercise, and no delay in exercising, any right, power or remedy hereunder or under the Notes or any of the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.



     SECTION 10.09. EXTENSION OF MATURITY. Except as otherwise set forth in the definition of "Interest Period," if any payment of principal of or interest on the Notes or any other amount due hereunder becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, in the case of principal, interest shall be payable thereon at the rate herein specified during such extension.



     SECTION 10.10.  AMENDMENTS, ETC.



          (a) No modification, amendment or waiver of any provision of this Agreement, and no consent to any departure by the Borrower or any Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given; PROVIDED, HOWEVER, that:



               (1) No such modification, amendment or waiver shall without the written consent of all of the Lenders (i)amend or modify any provision of this Agreement which provides for the unanimous consent or approval of the Lenders, (ii)amend this
Section 10.10 or the definition of Required Lenders,
(iii)release any material portion of the Collateral from the Lien of the Loan Documents (except in connection with permitted asset dispositions under Section 6.12), (iv)amend Section6.01 so as to permit any Lien on any assets of the Borrower or the Guarantors not otherwise permitted on the Closing Date,
(v)increase the Commitment of a Lender (it being understood that a waiver of an Event of Default shall not constitute an increase in the Commitment of a Lender), (vi)reduce the principal amount of any Loan or the rate of interest payable thereon, (vii)extend any date for the payment of interest hereunder, (viii)reduce any Fees payable hereunder, (ix)extend the Maturity Date, (x) increase advance rates above the level in effect on the Closing Date, (xi) increase the Overadvance Amount or (xii) permit the sale of a material portion of the assets of the Borrower and the Guarantors (except as expressly permitted under Section 6.12).



               (2) No such amendment, modification or waiver may adversely affect the rights and obligations of the Administrative Agent, the Collateral Agent, either Co-Agent or the Issuing Bank hereunder without its prior written consent.



               (3) No notice to or demand on the Borrower or any Guarantor shall entitle the Borrower or any Guarantor to any other or further notice or demand in the same, similar or other circumstances. Each holder of a Note shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not a Note shall have been marked to indicate such amendment, modification, waiver or consent and any consent by a Lender, or any holder of a Note, shall bind any Person subsequently acquiring a Note, whether or not a Note is so marked. No amendment to this Agreement shall be effective against the Borrower or any Guarantor unless signed by the Borrower or such Guarantor, as the case may be.



          (b) Notwithstanding anything to the contrary contained in Section 10.10(a), in the event that the Borrower requests that this Agreement be modified, amended or waived in a manner which would require the unanimous consent of all of the Lenders and such amendment is approved by the Required Lenders, but not unanimously by the Lenders, the Borrower and the Required Lenders shall be permitted to amend this Agreement without the consent of the Lender or Lenders which did not agree to the modification or amendment requested by the Borrower (such Lender or Lenders, collectively the "MINORITY LENDERS") to provide for (w)the termination of the Commitment of each of the Minority Lenders, (x)the addition to this Agreement of one or more other financial institutions (each of which shall be an Eligible Assignee), or an increase in the Commitment of one or more of the Required Lenders, so that the Total Commitment after giving effect to such amendment shall be in the same amount as the Total Commitment immediately before giving effect to such amendment, (y)if any Loans are outstanding at the time of such amendment, the making of such additional Loans by such new or increasing Lender or Lenders, as the case may be, as may be necessary to repay in full the outstanding Loans of the Minority Lenders immediately before giving effect to such amendment and
(z)such other modifications to this Agreement as may be appropriate.



     SECTION 10.11.  SUBMISSION TO JURISDICTION; WAIVER. THE
BORROWER AND EACH OF THE GUARANTORS HEREBY IRREVOCABLY AND
UNCONDITIONALLY:



          (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND APPELLATE COURTS FROM ANY THEREOF;



          (b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;



          (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO THE BORROWER OR SUCH GUARANTOR AT ITS ADDRESS SET FORTH IN SECTION10.1 OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO; AND



          (d)  AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT
TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY
LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.



     SECTION 10.12. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.



     SECTION 10.13.HEADINGS. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.



     SECTION 10.14.Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.



     SECTION 10.15.PRIOR AGREEMENTS. This Agreement and the other Loan Documents represent the entire agreement of the parties with regard to the subject matter hereof and thereof and the terms of any letters and other documentation entered into between the Borrower or a Guarantor and any Lender, the Issuing Bank, the Collateral Agent, the Co-Agents or the Administrative Agent prior to the execution of this Agreement which relate to Loans or Letters of Credit to be made or issued hereunder shall be replaced by the terms of this Agreement.



     SECTION 10.16.FURTHER ASSURANCES. Whenever and so often as reasonably requested by the Administrative Agent or the Collateral Agent, the Borrower and the Guarantors will promptly execute and deliver or cause to be executed and delivered all such other and further instruments, documents or assurances, and promptly do or cause to be done all such other and further things as may be necessary and reasonably required in order to further and more fully vest in the Administrative Agent, the Issuing Bank, the Collateral Agent, the Co-Agents and the Lenders, as applicable, all rights, Liens, interests, powers, benefits, privileges and advantages conferred or intended to be conferred by this Agreement and the other Loan Documents.



     SECTION 10.17.WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE GUARANTORS, THE ADMINISTRATIVE AGENT, THE ISSUING BANK, THE COLLATERAL AGENT, THE CO-AGENTS AND EACH LENDER HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.





     IN WITNESS WHEREOF, the parties hereto have caused this Revolving Credit and Guaranty Agreement to be duly executed as of the day and the year first, written.



                      BRADLEES STORES, INC.,

                      as Borrower





                      By:

                         ----------------------------------------



                      Name:

                      Title:





                      [SIGNATURES CONTINUED ON NEXT PAGE]



                      GUARANTORS:



                      BRADLEES, INC.

                      BRADLEES ADMINISTRATIVE CO., INC.

                      DOSTRA REALTY CO., INC.

                      MAXIMEDIA SERVICES, INC.

                      NEW HORIZONS OF BRUCKNER, INC.

                      NEW HORIZONS OF WESTBURY, INC.

                      NEW HORIZONS OF YONKERS, INC.,

                      each as a Guarantor





                      By:

                         ----------------------------------------



                      Name:

                      Title:



                      [SIGNATURES CONTINUED ON NEXT PAGE]



                      BANKBOSTON, N.A.,

                      as Administrative Agent, as Issuing Bank

                      and as a Lender





                      By:

                         ----------------------------------------



                      Name:

                      Title:



                      Address:  100 Federal Street, 9th Floor

                      Boston, MA 02110

                      Telephone: (617) 434-4113

                      Telecopy:  (617) 434-4339





                      [SIGNATURES CONTINUED ON NEXT PAGE]





                      BANKBOSTON RETAIL FINANCE, INC.,

                      as Collateral Agent





                      By:

                         ----------------------------------------



                      Name:

                      Title:



                      Address:  40 Broad Street, 10th Floor

                      Boston, MA 02109

                      Telephone: (617) 434-4113

                      Telecopy:  (617) 434-4339





                      [SIGNATURES CONTINUED ON NEXT PAGE]





                      THE CIT GROUP/BUSINESS CREDIT, INC.,

                      as Co-Agent and as a Lender







                      By:

                         ----------------------------------------

                      Name:

                      Title:



                      Address:





                      [SIGNATURES CONTINUED ON NEXT PAGE]



                      CONGRESS FINANCIAL CORPORATION (NEW

                      ENGLAND),

                      as Co-Agent and as a Lender







                      By:

                         ----------------------------------------

                      Name:

                      Title:





                      Address:





                            ANNEX A TO

                       REVOLVING CREDIT AND

                        GUARANTY AGREEMENT





                           ANNEX A

                             to

            REVOLVING CREDIT AND GUARANTY AGREEMENT

             Dated as of               , 1997

                         --------------



Name of                         Commitment             Commitment

Lender                            Amount               Percentage

------                          ----------             ----------



BankBoston, N.A.              $ 55,000,000                 22%



The CIT Group/Business        $ 25,000,000                 10%

Credit, Inc.



Congress Financial            $ 40,000,000                 16%

Corporation (New England)



FirstTrust Bank               $ 10,000,000                  4%



AT&T Commercial Finance       $ 15,000,000                  6%

Corporation



Green Tree Financial          $ 20,000,000                  8%



Heller Financial, Inc.        $ 20,000,000                  8%



Fremont Financial             $ 15,000,000                  6%

Corporation



Fleet National Bank           $ 15,000,000                  6%



National City Commercial      $ 15,000,000                  6%

Finance, Inc.



LaSalle National Bank         $ 20,000,000                  8%

                              ------------                ----

    Total                     $250,000,000                100%

    =====